                    CHL MORTGAGE PASS-THROUGH TRUST 2006-OA5
                                 ISSUING ENTITY

                                FINAL TERM SHEET

                               [COUNTRYWIDE LOGO]

                          $1,364,317,100 (APPROXIMATE)

                                   CWMBS, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               SPONSOR AND SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the free writing prospectus.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                 FREE WRITING PROSPECTUS DATED FEBRUARY 28, 2006

             CHL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA5
                                 ISSUING ENTITY

             DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING MARCH 27, 2006

The following classes of certificates are offered pursuant to this free writing prospectus:

                INITIAL CLASS                                       INITIAL CLASS
             CERTIFICATE BALANCE/                                CERTIFICATE BALANCE/
               INITIAL NOTIONAL      PASS-THROUGH                  INITIAL NOTIONAL    PASS-THROUGH
                  AMOUNT(1)             RATE(2)                        AMOUNT(1)          RATE(2)
-----------  --------------------    ------------  ------------  --------------------  ------------
Class 1-A-1  $        383,168,000      Floating    Class I-M-3   $          8,559,000   Floating
Class 1-A-2  $        191,584,000      Floating    Class I-M-4   $         15,842,000   Floating
Class 1-A-3  $         63,862,000      Floating    Class I-M-5   $          5,688,000   Floating
Class 2-A-1  $        235,925,000      Floating    Class I-M-6   $          9,078,000   Floating
Class 2-A-2  $        117,962,000      Floating    Class I-M-7   $          5,673,000   Floating
Class 2-A-3  $         39,321,000      Floating    Class II-M-1  $         15,631,000   Floating
Class 3-A-1  $        124,003,000      Floating    Class II-M-2  $          6,090,000   Floating
Class 3-A-2  $         62,001,000      Floating    Class II-M-3  $          1,561,000   Floating
Class 3-A-3  $         20,667,000      Floating    Class II-M-4  $          1,089,000   Floating
Class X      $        393,208,000 (3)  Variable    Class II-M-5  $          1,443,000   Floating
Class A-R    $                100        N/A       Class II-M-6  $          1,206,000   Floating
Class I-M-1  $         32,450,000      Floating    Class II-M-7  $          1,680,000   Floating
Class I-M-2  $         19,834,000      Floating

----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The classes of certificates offered by this free writing prospectus, together with their pass-through rates, the index on which the pass-through rates are based (and in the case of the variable rate certificates, the formula on which the pass-through rate is based) and their initial ratings, are listed in the tables under "Summary -- Description of the Certificates" beginning on page S-7 of this free writing prospectus.

(3) The Class X Certificates are interest only notional amount certificates.

                                     SUMMARY

ISSUING ENTITY

CHL Mortgage Pass-Through Trust 2006-OA5, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWMBS, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP

TRUSTEE

The Bank of New York

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

For any mortgage loan, the later of February 1, 2006 and the origination date for that mortgage loan.

CLOSING DATE

On or about February 28, 2006.

THE MORTGAGE LOANS

The mortgage loans will consist primarily of 30- and 40-year conventional, adjustable rate, negative amortization mortgage loans secured by first liens on one-to-four family residential properties. The mortgage loans will be divided into three separate groups. Each group of mortgage loans is referred to as a "loan group." The mortgage rate on each mortgage loan has an introductory period of one or three months after origination. Thereafter, the interest rate on each mortgage loan adjusts monthly based on a specified index, but the scheduled monthly payments on the mortgage loans adjust annually.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the aggregate current principal balance was approximately $1,371,172,048, approximately $702,237,018 of which are group 1 mortgage loans, approximately $432,381,735 of which are group 2 mortgage loans and approximately $236,553,295 of which are group 3 mortgage loans. Loan group 1 and loan group 2 are sometimes collectively referred to as aggregate loan group I and loan group 3 is sometimes also referred to as aggregate loan group II. Each of aggregate loan group I and aggregate loan group II is referred to as an aggregate loan group.

As of the cut-off date, the group 1 mortgage loans had the following characteristics:

Aggregate Current Principal Balance          $         702,237,018
Geographic Concentrations in excess of 10%:
California                                                   57.31%
Florida                                                      11.86%
Weighted Average Original LTV Ratio                          74.20%
Weighted Average Current Mortgage Rate                       3.090%
Range of Current Mortgage Rates                    1.000% to 8.375%
Average Current Principal Balance            $             474,484
Range of Current Principal Balances
                                             $46,383 to $2,000,000

Weighted Average Remaining Term to Maturity             379 months

Weighted Average FICO Credit Score                             702
Weighted Average Gross Margin                                3.265%
Weighted Average Maximum Mortgage Rate                       9.958%
Weighted Average Minimum Mortgage Rate                       3.265%
Maximum Negative Amortization                                  115%

As of the cut-off date, the group 2 mortgage loans had the following characteristics:

Aggregate Current Principal Balance          $         432,381,735
Geographic Concentrations in excess of 10%:
California                                                   58.89%
Florida                                                      16.06%
Weighted Average Original LTV Ratio                          75.35%
Weighted Average Current Mortgage Rate                       2.556%
Range of Current Mortgage Rates                    1.000% to 8.625%
Average Current Principal Balance            $             351,816
Range of Current Principal Balances
                                             $36,000 to $1,835,000

Weighted Average Remaining Term to Maturity             390 months

Weighted Average FICO Credit Score                             687
Weighted Average Gross Margin                                3.303%
Weighted Average Maximum Mortgage Rate                       9.971%
Weighted Average Minimum Mortgage Rate                       3.303%
Maximum Negative Amortization                                  115%

As of the cut-off date, the group 3 mortgage loans had the following characteristics:

Aggregate Current Principal Balance          $         236,553,295
Geographic Concentrations in excess of 10%:
   California                                                52.29%
    Florida                                                  12.26%
Weighted Average Original LTV Ratio                          75.33%
Weighted Average Current Mortgage Rate                       4.185%
Range of Current Mortgage Rates                    1.000% to 8.625%
Average Current Principal Balance            $             376,677
Range of Current Principal Balances
                                             $43,897 to $2,000,000

Weighted Average Remaining Term to Maturity             395 months

Weighted Average FICO Credit Score                             701
Weighted Average Gross Margin                                3.848%
Weighted Average Maximum Mortgage Rate                       9.950%
Weighted Average Minimum Mortgage Rate                       3.848%
Maximum Negative Amortization                                  115%

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue thirty-one classes of certificates, twenty-five of which are offered by this free writing prospectus:

                               INITIAL
                          CLASS CERTIFICATE
                       BALANCE/INITIAL NOTIONAL                                          INITIAL RATING    INITIAL RATING
      CLASS                   AMOUNT (1)                        TYPE                      (MOODY'S) (2)       (S&P) (2)
--------------------   ------------------------   ------------------------------------   --------------    --------------
OFFERED CERTIFICATES

 Class 1-A-1                  $     383,168,000       Senior/Floating Pass-Through              Aaa               AAA
                                                           Rate/Super Senior

 Class 1-A-2                  $     191,584,000       Senior/Floating Pass-Through              Aaa               AAA
                                                       Rate/Super Senior/ Support

 Class 1-A-3                  $      63,862,000       Senior/Floating Pass-Through              Aaa               AAA
                                                              Rate/Support

 Class 2-A-1                  $     235,925,000       Senior/Floating Pass-Through              Aaa               AAA
                                                           Rate/Super Senior

 Class 2-A-2                  $     117,962,000       Senior/Floating Pass-Through              Aaa               AAA
                                                       Rate/Super Senior/ Support

 Class 2-A-3                  $      39,321,000       Senior/Floating Pass-Through              Aaa               AAA
                                                              Rate/Support

 Class 3-A-1                  $     124,003,000       Senior/Floating Pass-Through              Aaa               AAA
                                                           Rate/Super Senior

 Class 3-A-2                  $      62,001,000       Senior/Floating Pass-Through              Aaa               AAA
                                                       Rate/Super Senior/ Support

 Class 3-A-3                  $      20,667,000       Senior/Floating Pass-Through              Aaa               AAA
                                                              Rate/Support

 Class X                      $     393,208,000     Senior/Notional Amount/ Interest            Aaa               AAA
                                                    Only/Variable Pass-Through Rate

 Class A-R                    $             100   Senior/REMIC Residual/Principal Only          Aaa               AAA

 Class I-M-1                  $      32,450,000    Subordinate/Floating Pass- Through           Aa1               AA+
                                                                  Rate

 Class I-M-2                  $      19,834,000    Subordinate/Floating Pass- Through           Aa2                AA
                                                                  Rate

 Class I-M-3                  $       8,559,000    Subordinate/Floating Pass- Through           Aa3               AA-
                                                                  Rate

 Class I-M-4                  $      15,842,000    Subordinate/Floating Pass- Through            A2                A
                                                                  Rate

 Class I-M-5                  $       5,688,000    Subordinate/Floating Pass- Through            A3                A-
                                                                  Rate

 Class I-M-6                  $       9,078,000    Subordinate/Floating Pass- Through           Baa2              BBB
                                                                  Rate

 Class I-M-7                  $       5,673,000    Subordinate/Floating Pass- Through           Baa3              BBB-
                                                                  Rate

 Class II-M-1                 $      15,631,000    Subordinate/Floating Pass- Through           Aa1               AA-
                                                                  Rate

                               INITIAL
                          CLASS CERTIFICATE
                       BALANCE/INITIAL NOTIONAL                                          INITIAL RATING    INITIAL RATING
      CLASS                   AMOUNT (1)                        TYPE                      (MOODY'S) (2)       (S&P) (2)
--------------------   ------------------------   ------------------------------------   --------------    --------------
 Class II-M-2                 $       6,090,000    Subordinate/Floating Pass- Through           Aa2               N/R
                                                                  Rate

 Class II-M-3                 $       1,561,000    Subordinate/Floating Pass- Through           Aa3               N/R
                                                                  Rate

 Class II-M-4                 $       1,089,000    Subordinate/Floating Pass- Through            A1               N/R
                                                                  Rate

 Class II-M-5                 $       1,443,000    Subordinate/Floating Pass- Through            A2               N/R
                                                                  Rate

 Class II-M-6                 $       1,206,000    Subordinate/Floating Pass- Through            A3               N/R
                                                                  Rate

 Class II-M-7                 $       1,680,000    Subordinate/Floating Pass- Through           Baa2              N/R

NON-OFFERED CERTIFICATES (3)

 Class I-C                       N/A                             Residual                       NR                NR

 Class II-C                      N/A                             Residual                       NR                NR

 Class 1-P (4)                $             100              Prepayment Charges                 NR                NR

 Class 2-P (4)                $             100              Prepayment Charges                 NR                NR

 Class 3-P (4)                $             100              Prepayment Charges                 NR                NR

 Class R-X                       N/A                             Residual                       NR                NR


--------------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3) The Class I-C, Class II-C, Class 1-P, Class 2-P and Class 3-P are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class I-C, Class II-C, Class 1-P, Class 2-P and Class 3-P Certificates is provided only to permit a better understanding of the offered certificates.

(4) The Class 1-P, Class 2-P and Class 3-P Certificates will be entitled to receive all prepayment charges received in respect of the mortgage loans in loan group 1, loan group 2 and loan group 3, respectively. Each of the Class 1-P, Class 2-P and Class 3-P Certificates will have an initial class certificate balance of $100 and a notional amount equal to the aggregate stated principal balance of the mortgage loans in loan group 1, loan group 2 and loan group 3, respectively, that require payment of a prepayment charge. Each of the Class 1-P, Class 2-P and Class 3-P Certificates will not bear interest.

The certificates will also have the following characteristics:

                           PASS-THROUGH RATE     PASS-THROUGH RATE
               RELATED        ON AND BEFORE            AFTER
                LOAN            OPTIONAL              OPTIONAL                        INTEREST ACCRUAL
  CLASS         GROUP     TERMINATION DATE (1)  TERMINATION DATE (1)  ACCRUAL PERIOD     CONVENTION
------------  ----------  --------------------  --------------------  --------------  ----------------
OFFERED
CERTIFICATES
Class 1-A-1        1         LIBOR + 0.200%        LIBOR + 0.400%          (2)         Actual/360 (3)
Class 1-A-2        1         LIBOR + 0.300%        LIBOR + 0.600%          (2)         Actual/360 (3)
Class 1-A-3        1         LIBOR + 0.370%        LIBOR + 0.740%          (2)         Actual/360 (3)
Class 2-A-1        2         LIBOR + 0.200%        LIBOR + 0.400%          (2)         Actual/360 (3)
Class 2-A-2        2         LIBOR + 0.300%        LIBOR + 0.600%          (2)         Actual/360 (3)
Class 2-A-3        2         LIBOR + 0.370%        LIBOR + 0.740%          (2)         Actual/360 (3)
Class 3-A-1        3         LIBOR + 0.200%        LIBOR + 0.400%          (2)         Actual/360 (3)
Class 3-A-2        3         LIBOR + 0.300%        LIBOR + 0.600%          (2)         Actual/360 (3)
Class 3-A-3        3         LIBOR + 0.370%        LIBOR + 0.740%          (2)         Actual/360 (3)
Class X            2               (4)                  (4)                (5)           30/360 (6)
Class A-R          1               (7)                  (7)                N/A              N/A
Class I-M-1     1 and 2      LIBOR + 0.500%        LIBOR + 0.750%          (2)         Actual/360 (3)
Class I-M-2     1 and 2      LIBOR + 0.550%        LIBOR + 0.825%          (2)         Actual/360 (3)
Class I-M-3     1 and 2      LIBOR + 0.650%        LIBOR + 0.975%          (2)         Actual/360 (3)
Class I-M-4     1 and 2      LIBOR + 1.050%        LIBOR + 1.575%          (2)         Actual/360 (3)
Class I-M-5     1 and 2      LIBOR + 1.200%        LIBOR + 1.800%          (2)         Actual/360 (3)
Class I-M-6     1 and 2      LIBOR + 2.300%        LIBOR + 3.450%          (2)         Actual/360 (3)
Class I-M-7     1 and 2      LIBOR + 2.800%        LIBOR + 4.200%          (2)         Actual/360 (3)
Class II-M-1       3         LIBOR + 0.650%        LIBOR + 0.975%          (2)         Actual/360 (3)
Class II-M-2       3         LIBOR + 0.800%        LIBOR + 1.200%          (2)         Actual/360 (3)
Class II-M-3       3         LIBOR + 0.950%        LIBOR + 1.425%          (2)         Actual/360 (3)
Class II-M-4       3         LIBOR + 2.250%        LIBOR + 3.375%          (2)         Actual/360 (3)
Class II-M-5       3         LIBOR + 2.750%        LIBOR + 4.125%          (2)         Actual/360 (3)
Class II-M-6       3         LIBOR + 3.000%        LIBOR + 4.500%          (2)         Actual/360 (3)
Class II-M-7       3         LIBOR + 3.000%        LIBOR + 4.500%          (2)         Actual/360 (3)

NON-OFFERED
CERTIFICATES

Class I-C       1 and 2            N/A                  N/A                N/A              N/A
Class II-C         3               N/A                  N/A                N/A              N/A
Class 1-P          1               N/A                  N/A                N/A              N/A
Class 2-P          2               N/A                  N/A                N/A              N/A
Class 3-P          3               N/A                  N/A                N/A              N/A
Class R-X     1, 2 and 3           N/A                  N/A                N/A              N/A

--------------
(1) The pass-through rates on the LIBOR Certificates may adjust monthly based on the level of one-month LIBOR, subject to a cap. LIBOR for the related accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Determination of LIBOR." If on any distribution date, the pass-through rate for a Class of LIBOR Certificates is based on the applicable interest rate cap, the holders of the applicable certificates will be entitled to receive the resulting shortfall from remaining excess cashflow (if any) to the extent described in this free writing prospectus under "Description of the Certificates - Overcollateralization Provisions."

(2) The accrual period for any distribution date will be the period commencing on the distribution date in the month prior to the month in which that distribution date occurs (or commencing on the closing date, in the case of the first distribution date) and ending on the day immediately prior to that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the applicable accrual period.

(4) The pass-through rate on the Class X Certificates is equal to the excess of (i) the net rate cap for the senior certificates related to loan group 2 over (ii) the sum of (a) one-month LIBOR and (b) 0.40% for the Accrual Period (based on a 360-day year and the actual number of days that elapsed in the accrual period) related to any Distribution Date occurring on or prior to the related Optional Termination Date and 0.80% for the Accrual

      Period (based on a 360-day year and the actual number of days that elapsed in the accrual period) related to any Distribution Date occurring after the related Optional Termination Date. See "Description of the Certificates -- Interest" in this free writing prospectus

(5) The accrual period for any distribution date will be the calendar month before the month of that distribution date.

(6) Interest will accrue at the rate described in this table on the basis of a 360-day year divided into twelve 30-day months.

(7)   The Class A-R Certificates will not accrue any interest.

See "Description of the Certificates" in this free writing prospectus.

DESIGNATIONS

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

            DESIGNATION                          CLASSES OF CERTIFICATES
----------------------------------      ----------------------------------------
       Senior Certificates                     Group I Senior Certificates,
                                               Group II Senior Certificates and
                                                 Class A-R Certificates

   Subordinated Certificates or           Group I Subordinated Certificates and
       Class M Certificates                 Group II Subordinated Certificates
      Group I Certificates               Group I Senior Certificates and Group I
                                                Subordinated Certificates
      Group II Certificates              Group II Senior Certificates and Group
                                              II Subordinated Certificates
   Group I Senior Certificates           Class 1-A-1, Class 1-A-2, Class 1-A-3,
                                        Class 2-A-1 Class 2-A-2, Class 2-A-3 and
                                                  Class X Certificates

   Group II Senior Certificates             Class 3-A-1, Class 3-A-2 and Class
                                                    3-A-3 Certificates
Group I Subordinated Certificates         Class I-M-1, Class I-M-2, Class I-M-3,
                                          Class I-M-4, Class I-M-5, Class I-M-6
                                               and Class I-M-7 Certificates

Group II Subordinated Certificates          Class II-M-1, Class II-M-2, Class
                                           II-M-3, Class II-M-4, Class II-M-5,
                                              Class II-M-6 and Class II-M-7
                                                       Certificates

        LIBOR Certificates                  Group I Certificates and Group II
                                                       Certificates
    Senior LIBOR Certificates             Group I Senior Certificates and Group
                                                  II Senior Certificates
       Class C Certificates               Class I-C and Class II-C Certificates
       Class P Certificates                 Class 1-P, Class 2-P and Class 3-P
                                                       Certificates

       Offered Certificates                  Senior Certificates and Class M
                                                       Certificates

RECORD DATE

LIBOR Certificates:

The business day immediately preceding a distribution date, or if the LIBOR Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that distribution date.

Class A-R Certificates:

The last business day of the month preceding the month of the distribution date.

DENOMINATIONS

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1,000.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company, in the United States, or Clearstream, Luxembourge or the Euroclear System, in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

Beginning on March 27, 2006, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

LAST SCHEDULED DISTRIBUTION DATE

The last scheduled distribution date for the Group I and Group II Certificates is the distribution date in April 2036. It is intended that the amount deposited in the final maturity reserve fund will be sufficient to retire the offered certificates on the last scheduled distribution date, even if the outstanding aggregate stated principal balance of the mortgage loans having original terms to maturity of 40 years has not been reduced to zero on the last scheduled distribution date. Since the rate of distributions in reduction of the class certificate balance of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

FINAL MATURITY RESERVE FUND

On each distribution date beginning on the distribution date in February 2016 and up to and including the final maturity reserve funding date, if the aggregate stated principal balance of the mortgage loans in an aggregate loan group having an original term to maturity of 40 years is greater than the amount specified in the 40-Year Collateral Table for such aggregate loan group and distribution date, an amount equal to the product of (i) the applicable final maturity reserve rate and (ii) with respect to aggregate loan group I, the aggregate stated principal balance of the mortgage loans in loan group 1 and with respect to aggregate loan group II, the aggregate stated principal balance of the mortgage loans in loan group 3 (the "Required Deposit") will be deposited in the related final maturity reserve fund until the amount on deposit in the final maturity reserve fund for such aggregate loan group is equal to the final maturity reserve fund cap for that aggregate loan group. On and after the last scheduled distribution date, any amounts on deposit in the final maturity reserve fund with respect to an aggregate loan group will be distributed to the related classes of certificates as described in this free writing prospectus. Upon termination of the issuing entity, any amounts remaining in the final maturity reserve fund with respect to an aggregate loan group will be distributed to the holders of the related class of Class C Certificates.

INTEREST PAYMENTS

The related accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page S-8.

On each distribution date, to the extent funds are available from the related loan group or loan groups, each class of interest-bearing certificates will be entitled to receive:

- the interest that has accrued at the related pass-through rate during the related accrual period on the class certificate balance or notional amount, as applicable, of that class of certificates immediately prior to that distribution date,

-     interest carry forward amount, and

-     any net rate carryover due and any accrued interest on this amount.

The amount of interest distributable on a distribution date with respect to any class of certificates will be reduced by the amount by which the deferred interest on the mortgage loans in the related loan group or loan groups exceeds the principal payments on the mortgage loans in that loan group or loan groups for that distribution date, as described under "Description of the Certificates -- Interest" in this free writing prospectus.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available from the related loan group or loan groups on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus. The priority of distributing principal among the classes of certificates related to a loan group or loan groups will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the related stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans in the applicable aggregate loan group.

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (after the fees and expenses described under the next heading are subtracted) with respect to a loan group:

- all scheduled installments of interest (after taking into account reductions due to deferred interest on the mortgage loans in that loan group) and principal due and received on those mortgage loans in the applicable period, together with any advances with respect to them;

- all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

- net proceeds from the liquidation of defaulted mortgage loans in that loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

- subsequent recoveries with respect to the mortgage loans in that loan group;

- partial or full prepayments collected on the mortgage loans in that loan group during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

- any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period.

FEES AND EXPENSES

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts:

- the master servicing fee and additional servicing compensation due to the master servicer;

-     the trustee fee due to the trustee;

- the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

- all prepayment charges (which are distributable only to the Class P Certificates); and

- all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.375% per annum (referred to as the master servicing fee rate). The amount of the master servicing fee for an aggregate loan group is subject to adjustment with respect to prepaid mortgage loans in that aggregate loan group.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (excluding prepayment charges) and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans. The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF PRINCIPAL AND INTEREST

Loan Group 1 and Loan Group 2

On any distribution date, the aggregate available funds from loan group 1 and loan group 2 will be distributed in the following order:

      (1) to the related final maturity reserve fund, the required deposit, if any, for such distribution date;

      (2) to the Class X Certificates, the current interest and interest carry forward amount for such class and such distribution date;

      (3) concurrently, to the classes of group I senior certificates (other than the notional amount certificates), pro rata, the current interest and the interest carry forward amount for each such class and such distribution date;

      (4) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, the current interest for each such class and such distribution date;

      (5) (A) for each distribution date prior to the group I stepdown date or on which a group I trigger event is in effect, in the following order of priority:

            (1) concurrently, to the following classes of certificates, pro rata on the basis of the related principal distribution amount:

                  (a) in an amount up to the group 1 principal distribution
            amount for such distribution, sequentially:

                        (i) to the Class A-R Certificates, until its class
                  certificate balance is reduced to zero, and

                        (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and
                  Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

                        (iii) concurrently, to the Class 2-A-1, Class 2-A-2 and
                  Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                  (b) in an amount up to the group 2 principal distribution
            amount for such distribution date, sequentially:

                        (i) concurrently, to the Class 2-A-1, Class 2-A-2 and
                  Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                        (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and
                  Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

            (2) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, until their respective class certificate balances are zero; and

      (B) on each Distribution Date on or after the group I stepdown date so long as a group I trigger is not in effect, in the following order of priority:

            (1) concurrently, to the following classes of certificates, pro rata on the basis of the related senior principal distribution amount:

                  (a) in an amount up to the group 1 senior principal
            distribution amount for such distribution date, sequentially:

                        (i) concurrently, to the Class 1-A-1, Class 1-A-2 and
                  Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                        (ii) concurrently, to the Class 2-A-1, Class 2-A-2 and
                  Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                  (b) in an amount up to the group 2 senior principal
            distribution amount for such distribution date, sequentially:

                        (i) concurrently, to the Class 2-A-1, Class 2-A-2 and
                  Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                        (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and
                  Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

            (2) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, in amount up to the group I subordinated class principal distribution amount for each such class, until their respective class certificate balances are reduced to zero;

      (6) on each distribution date after the distribution date in April 2036, in the following order of priority:

            (1) concurrently, to the group I senior certificates (other than the notional amount certificates), pro rata, until their respective class certificate balances are reduced to zero; and

            (2) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, until their respective class certificate balances are reduced to zero;

      (7) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, the interest carry forward amount for each such class and such Distribution Date;

      (8) concurrently, to the classes of senior certificates related to loan group 1 and loan group 2, pro rata based on the aggregate unpaid realized loss amount for the senior certificates (other than the notional amount certificates) related to loan group 1 and loan group 2:

            (a) in an amount equal to the aggregate unpaid realized loss amount for the senior certificates related to loan group 1, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class, and

            (b) in an amount equal to the aggregate unpaid realized loss amount for the senior certificates (other than the notional amount certificates) related to loan group 2, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

      (9) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, in an amount equal to the amount of unpaid realized loss amount for each such class;

      (10) concurrently, to the classes of group I senior certificates (other than the notional amount certificates), pro rata, in an amount equal to the amount of net rate carryover for each such class;

      (11) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, in an amount equal to the amount of net rate carryover for each such class; and

      (12) to the Class I-C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

Loan Group 3

On any distribution date, available funds from loan group 3 will be distributed in the following order:

      (1) to the related final maturity reserve fund, the required deposit, if any, for such distribution date;

      (2) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, the current interest and interest carry forward amount for each such class and such distribution date;

      (3) sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, the current interest for each such class and such distribution date;

      (4) (A) for each distribution date prior to the group II stepdown date or on which a group II trigger event is in effect, in an amount up to the principal distribution amount for loan group 3 for such distribution date, in the following order of priority:

            (i) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

            (ii) sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, until their respective class certificate balances are reduced to zero; and

      (B) on each Distribution Date on or after the group II stepdown date so long as a group II trigger event is not in effect, in the following order of priority:

            (i) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, in an amount up to the group II senior principal distribution amount, until their respective class certificate balances are reduced to zero; and

            (ii) sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, in an amount up to the group II subordinated class principal distribution amount for each such class, until their respective class certificate balances are reduced to zero;

      (5) on each distribution date after the distribution date in April 2036, in the following order of priority:

            (1) concurrently, to the group II senior certificates, pro rata, until their respective class certificate balances are reduced to zero; and

            (2) sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, until their respective class certificate balances are reduced to zero;

      (6) sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, the interest carry forward amount for each such class and such Distribution Date;

      (7) sequentially, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, in that order, in an amount equal to the amount of unpaid realized loss amount for each such class;

      (8) sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, in an amount equal to the amount of unpaid realized loss amount for each such class;

      (9) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, in an amount equal to the amount of net rate carryover for each such class;

      (10) sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, in an amount equal to the amount of net rate carryover for each such class; and

      (11) to the Class II-C and Class A-R Certificates, in the amount specified in the pooling and servicing agreement.

THE CORRIDOR CONTRACTS

The group I and group II certificates will each have the benefit of a corridor contract, the group I corridor contract and the group II corridor contract, respectively. On the closing date, the corridor contracts will be assigned to the trustee on behalf of a separate supplemental trust fund created under the pooling and servicing agreement.

On or prior to the corridor contract termination date, amounts received by the trustee, on behalf of the supplemental interest trust, in respect of a corridor contract will be available as described in this free writing prospectus to cover any unpaid realized loss amounts and any net rate carryover resulting from the application of the applicable net rate cap to the pass-through rates on the related classes of certificates.

Payments under each corridor contract will be made pursuant to a formula described in "Description of the Certificates - The Corridor Contracts" in this free writing prospectus. Any amounts received by the trustee, on behalf of the supplemental interest trust, for a distribution date that are not used on that date to cover any unpaid realized loss amounts or net rate carryover on the group I and group II certificates are expected to be distributed to the holders of the related class of Class C Certificates as provided in the pooling and servicing agreement and will not be available thereafter for payment of unpaid realized loss amounts or net rate carryover on any class of certificates.

ALLOCATION OF LOSSES

After the credit enhancement provided by excess cashflow and overcollateralization (if any) for an aggregate loan group has been exhausted, collections otherwise payable to the related subordinated classes will comprise the sole source of finds from which credit enhancement is provided to the related senior certificates. Realized Losses of a loan group will be allocated in the following order of priority:

- to the related subordinated certificates, beginning with the related class of subordinated certificates with the lowest distribution priority, until the class certificate balance of that subordinated class has been reduced to zero, and

- to the related senior certificates as follows: (a) with respect to the senior certificates related to loan group 1, sequentially, to the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, (b) with respect to the senior certificates related to loan group 2, sequentially, to the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, and (c) with respect to the senior certificates related to loan group 3, sequentially, to the Class 3-A-3, Class 3-A-2 and Class 3-A-1 Certificates, in that order, and in each case until their respective class certificate balances have been reduced to zero.

CREDIT ENHANCEMENT

Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

OVERCOLLATERALIZATION

"Overcollateralization" refers to the amount by which the aggregate stated principal balance of the mortgage loans in a loan group exceeds the aggregate class certificate balance of the related classes of offered certificates.

On the closing date, (a) the aggregate stated principal balance of the aggregate group I mortgage loans is expected to exceed the initial aggregate class certificate balance of the group I certificates (other than the notional amount certificates) by approximately $5,672,653 and (b) the aggregate stated principal balance of the aggregate group II mortgage loans is expected to exceed the initial aggregate class certificate balance of the group II certificates by approximately $1,182,295. These amounts are approximately equal to the initial levels of overcollateralization required by the pooling and servicing agreement.

The mortgage loans in each aggregate loan group are expected to generate more interest than is needed to pay interest on the related classes of certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the sum of the weighted average pass-through rate on the related classes of certificates and the weighted average expense fee rate for that aggregate loan group.

On any distribution date, the amount of overcollateralization (if any) for an aggregate loan group will be available to absorb the losses from liquidated mortgage loans in that aggregate loan group if those losses are not otherwise covered by excess cashflow (if any) from the related mortgage loans. The required levels of overcollateralization may change over time.

SUBORDINATION

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

The senior certificates in a certificate group will have a distribution priority over the related subordinated certificates. Within the classes with an "M" designation, the distribution priority is in numerical order.

Subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group among the subordinated certificates related to that loan group, beginning with the related subordinated certificates with the lowest distribution priority, and second to the related senior certificates in accordance with the priorities set forth above under " -- Allocation of Losses." Realized losses on the mortgage loans in a loan group will be allocated solely to the classes of subordinated certificates related to the applicable aggregate loan group.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers may be required to repurchase, or substitute, a replacement mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower. The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the issuing entity relating to an aggregate loan group and retire all outstanding classes of certificates related to that aggregate loan group on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans in that aggregate loan group and any foreclosed real estate owned by the issuing entity related to that aggregate loan group declines to 10% or less of the aggregate stated principal balance of the mortgage loans in that aggregate loan group as of the cut-off date. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity relating to the applicable aggregate loan group.

TAX STATUS

For federal income tax purposes, the issuing entity (exclusive of the assets held in the carryover reserve fund) will consist of one or more REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The offered certificates, other than the Class A-R Certificates, will also represent the right to receive net rate carryover payments. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA CONSIDERATIONS

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions, including satisfaction of an investor-based class exemption, are met.

LEGAL INVESTMENT

The senior certificates and the Class I-M-1, Class
I-M-2, Class I-M-3 Class II-M-1, Class II-M-2 and Class II-M-3 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                                  LOAN GROUP 1

                                  LOAN PROGRAMS

                                                                                          WEIGHTED                     WEIGHTED
                                                      PERCENT OF    AVERAGE    WEIGHTED    AVERAGE                     AVERAGE
                                       AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE   REMAINING      WEIGHTED      ORIGINAL
                          NUMBER OF    PRINCIPAL      LOANS IN      BALANCE     CURRENT    TERM TO       AVERAGE       LOAN-TO-
TYPE OF                   MORTGAGE       BALANCE         LOAN      OUTSTANDING  MORTGAGE    MATURITY        FICO      VALUE RATIO
PROGRAM                    LOANS       OUTSTANDING     GROUP 1         ($)      RATE (%)    (MONTHS)    CREDIT SCORE      (%)
------------------------  --------   ----------------  --------    -----------  --------   ---------    ------------  -----------
One-Month LIBOR.........       255   $ 102,906,118.92     14.65%    403,553.41     4.237         384          695           74.53
One-Year MTA............     1,225     599,330,899.00     85.35     489,249.71     2.893         378          704           74.15
                          --------   ----------------  --------
   Total................     1,480   $ 702,237,017.92    100.00%
                          ========   ================  ========

                            CURRENT MORTGAGE RATES(1)

                                                                                        WEIGHTED                     WEIGHTED
                                                             PERCENT OF    AVERAGE       AVERAGE                      AVERAGE
                                             AGGREGATE       MORTGAGE     PRINCIPAL     REMAINING     WEIGHTED       ORIGINAL
                               NUMBER OF      PRINCIPAL       LOANS IN      BALANCE       TERM TO      AVERAGE        LOAN-TO-
CURRENT                        MORTGAGE       BALANCE          LOAN      OUTSTANDING     MATURITY    FICO CREDIT    VALUE RATIO
MORTGAGE RATE (%)               LOANS       OUTSTANDING      GROUP 1         ($)         (MONTHS)       SCORE           (%)
--------------------------     --------   ----------------   --------    -----------    ---------    -----------    -----------
1.000.....................        318     $ 182,876,373.41      26.04%    575,082.94       360          710            71.63
1.250.....................        106        54,470,893.00       7.76     513,876.35       480          718            72.07
1.500.....................        291       121,074,176.26      17.24     416,062.46       360          685            75.81
1.750.....................        125        66,756,162.37       9.51     534,049.30       408          719            72.19
2.000.....................         60        22,500,028.55       3.20     375,000.48       370          658            76.37
2.160.....................          2           579,500.00       0.08     289,750.00       360          669            88.50
2.190.....................          1           271,800.00       0.04     271,800.00       360          667            90.00
2.225.....................          1           382,500.00       0.05     382,500.00       360          716            90.00
2.250.....................         33        15,752,113.35       2.24     477,336.77       377          676            74.73
2.260.....................          1           282,000.00       0.04     282,000.00       360          676            89.52
2.300.....................          1           153,000.00       0.02     153,000.00       360          684            90.00
2.460.....................          1           369,000.00       0.05     369,000.00       360          710            90.00
2.485.....................          1           427,000.00       0.06     427,000.00       360          624            89.89
2.500.....................         38        11,921,996.12       1.70     313,736.74       370          712            81.54
2.625.....................          1           308,000.00       0.04     308,000.00       360          656            82.24
2.690.....................          1           363,600.00       0.05     363,600.00       360          660            90.00
2.750.....................         14         4,509,453.92       0.64     322,103.85       398          695            83.70
2.760.....................          1           140,800.00       0.02     140,800.00       360          632            89.11
2.940.....................          2           534,472.42       0.08     267,236.21       359          676            90.00
3.000.....................         21         5,080,960.31       0.72     241,950.49       360          682            86.34
3.010.....................          1           284,400.00       0.04     284,400.00       360          670            90.00
3.145.....................          1           236,600.00       0.03     236,600.00       360          695            94.96
3.180.....................          1           153,000.00       0.02     153,000.00       360          654            90.00
3.205.....................          3           705,850.00       0.10     235,283.33       360          724            95.00
3.250.....................          7         2,481,406.97       0.35     354,486.71       359          734            80.09
3.345.....................          1           303,900.00       0.04     303,900.00       360          770            95.00
3.470.....................          1           216,000.00       0.03     216,000.00       360          650            85.71
3.500.....................          4           685,830.00       0.10     171,457.50       387          664            93.32
3.595.....................          1           269,920.00       0.04     269,920.00       360          712            95.00
3.720.....................          1           161,500.00       0.02     161,500.00       360          655            95.00
3.750.....................          3         1,131,689.19       0.16     377,229.73       395          686            90.60
4.000.....................          2           242,247.00       0.03     121,123.50       431          689            81.18
5.375.....................          1           476,382.03       0.07     476,382.03       359          716            80.00
5.500.....................          1           415,400.96       0.06     415,400.96       479          644            80.00
5.625.....................          1           251,123.85       0.04     251,123.85       358          688            95.00
5.750.....................          3         1,556,111.66       0.22     518,703.89       409          706            72.49
5.875.....................          1           582,805.91       0.08     582,805.91       359          763            69.64
6.000.....................          5         2,981,016.94       0.42     596,203.39       368          750            72.70
6.125.....................          6         3,276,768.49       0.47     546,128.08       364          757            73.27
6.250.....................         17         8,117,640.91       1.16     477,508.29       359          716            73.64
6.375.....................         20        10,515,210.60       1.50     525,760.53       371          716            77.59
6.465.....................          1           340,540.67       0.05     340,540.67       359          691            92.66

                                                                                        WEIGHTED                     WEIGHTED
                                                             PERCENT OF    AVERAGE       AVERAGE                      AVERAGE
                                NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL     REMAINING     WEIGHTED       ORIGINAL
                                  OF         PRINCIPAL       LOANS IN      BALANCE       TERM TO      AVERAGE        LOAN-TO-
CURRENT                        MORTGAGE       BALANCE          LOAN      OUTSTANDING     MATURITY    FICO CREDIT    VALUE RATIO
MORTGAGE RATE (%)               LOANS       OUTSTANDING      GROUP 1         ($)         (MONTHS)       SCORE           (%)
--------------------------     --------   ----------------   --------    -----------    ---------    -----------    -----------
6.500.....................          8         4,153,487.38       0.59     519,185.92       358          726            77.29
6.520.....................          1           388,471.40       0.06     388,471.40       358          680            95.00
6.625.....................         26        12,750,730.53       1.82     490,412.71       359          709            74.67
6.750.....................         23        13,173,964.04       1.88     572,781.05       358          708            75.23
6.875.....................         39        20,072,225.29       2.86     514,672.44       358          691            71.59
7.000.....................        154        75,690,573.44      10.78     491,497.23       361          703            74.43
7.015.....................          1           406,387.00       0.06     406,387.00       359          620            89.65
7.125.....................          8         2,458,509.83       0.35     307,313.73       366          708            69.65
7.250.....................         15         6,315,976.71       0.90     421,065.11       399          685            76.71
7.270.....................          1           347,037.51       0.05     347,037.51       357          730            94.99
7.315.....................          1           157,257.27       0.02     157,257.27       359          665            90.00
7.345.....................          1           261,768.29       0.04     261,768.29       351          633            94.74
7.375.....................         15         6,200,056.63       0.88     413,337.11       389          710            76.21
7.395.....................          1           269,433.57       0.04     269,433.57       359          694            95.00
7.430.....................          2           445,333.24       0.06     222,666.62       359          687            89.33
7.455.....................          1           132,096.30       0.02     132,096.30       359          730            90.00
7.500.....................          8         3,924,830.29       0.56     490,603.79       377          712            71.48
7.555.....................          1           123,809.08       0.02     123,809.08       359          665            89.21
7.625.....................          6         2,981,806.93       0.42     496,967.82       430          700            78.80
7.750.....................         20         9,027,463.26       1.29     451,373.16       409          684            77.25
7.875.....................         43        16,747,379.90       2.38     389,473.95       411          700            74.72
8.000.....................          3         1,373,855.75       0.20     457,951.92       417          682            70.21
8.125.....................          1           695,389.39       0.10     695,389.39       478          688            75.00
                                -----     ----------------   --------
   Total................        1,480     $ 702,237,017.92     100.00%
                                =====     ================   ========

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 (as so adjusted) is expected to be approximately 3.080% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 is expected to be approximately 3.090% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                              WEIGHTED                 WEIGHTED
                                                        PERCENT OF   AVERAGE     WEIGHTED     AVERAGE                  AVERAGE
RANGE OF                      NUMBER      AGGREGATE     MORTGAGE     PRINCIPAL   AVERAGE     REMAINING    WEIGHTED     ORIGINAL
CURRENT MORTGAGE                OF        PRINCIPAL     LOANS IN      BALANCE    CURRENT      TERM TO     AVERAGE      LOAN-TO-
LOAN PRINCIPAL               MORTGAGE      BALANCE        LOAN      OUTSTANDING  MORTGAGE     MATURITY  FICO CREDIT  VALUE RATIO
BALANCES ($)                   LOANS     OUTSTANDING     GROUP 1        ($)      RATE (%)     (MONTHS)     SCORE         (%)
---------------------------- --------  ---------------- --------   ------------ ---------    ---------  -----------  ------------
      0.01 - 50,000.00......       1   $      46,383.04     0.01%     46,383.04     7.875       479         682          24.47
 50,000.01 - 100,000.00.....      16       1,425,406.61     0.20      89,087.91     3.898       390         711          62.79
100,000.01 - 150,000.00.....      57       7,300,085.98     1.04     128,071.68     3.352       368         694          74.23
150,000.01 - 200,000.00.....     112      19,398,660.30     2.76     173,202.32     3.440       380         694          75.18
200,000.01 - 250,000.00.....     127      28,556,477.22     4.07     224,854.15     3.170       383         691          76.30
250,000.01 - 300,000.00.....     143      39,307,649.55     5.60     274,878.67     3.282       378         683          77.13
300,000.01 - 350,000.00.....     106      34,379,716.73     4.90     324,336.95     2.865       389         690          75.60
350,000.01 - 400,000.00.....     121      45,814,971.89     6.52     378,636.13     2.887       375         682          75.94
400,000.01 - 450,000.00.....     118      50,905,208.65     7.25     431,400.07     3.293       387         709          77.39
450,000.01 - 500,000.00.....     130      61,958,624.39     8.82     476,604.80     3.453       371         706          74.77
500,000.01 - 550,000.00.....     117      61,307,011.59     8.73     523,991.55     3.019       376         707          75.88
550,000.01 - 600,000.00.....      88      50,568,065.38     7.20     574,637.11     3.180       380         703          75.57
600,000.01 - 650,000.00.....      81      51,248,360.10     7.30     632,695.80     3.710       373         700          74.69
650,000.01 - 700,000.00.....      35      23,662,344.04     3.37     676,066.97     3.402       384         718          72.96
700,000.01 - 750,000.00.....      32      23,276,681.52     3.31     727,396.30     3.215       382         698          72.30
750,000.01 - 1,000,000.00...     127     112,510,018.22    16.02     885,905.66     2.635       380         706          71.28
1,000,000.01 - 1,500,000.00.      65      82,819,465.00    11.79   1,274,145.62     2.781       379         717          70.67
1,500,000.01 - 2,000,000.00.       4       7,751,887.71     1.10   1,937,971.93     2.947       360         716          74.08
                               -----   ---------------- --------
   Total................       1,480   $ 702,237,017.92   100.00%
                               =====   ================ ========

----------
(1) As of the cut-off dat e, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 1 is approximately $474,484.

                              FICO CREDIT SCORES(1)

                                                                                        WEIGHTED
                                                   PERCENT OF    AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
RANGE OF                             AGGREGATE     MORTGAGE     PRINCIPAL   AVERAGE     REMAINING     WEIGHTED       AVERAGE
FICO                   NUMBER OF     PRINCIPAL     LOANS IN      BALANCE    CURRENT      TERM TO      AVERAGE        ORIGINAL
CREDIT                 MORTGAGE       BALANCE        LOAN      OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
SCORES                  LOANS       OUTSTANDING     GROUP 1        ($)      RATE (%)    (MONTHS)       SCORE         RATIO (%)
---------------------- --------   ---------------- --------    -----------  --------    ---------   -----------   -------------
561-580...............      1     $     154,438.60     0.02%    154,438.60     6.250       356          579            54.04
581-600...............      1           297,309.36     0.04     297,309.36     7.000       359          585            36.69
601-620...............     15         6,439,113.43     0.92     429,274.23     4.013       360          615            68.27
621-640...............    129        51,936,456.72     7.40     402,608.19     2.906       370          631            72.29
641-660...............    168        66,266,879.22     9.44     394,445.71     2.913       374          651            73.47
661-680...............    245       107,116,154.94    15.25     437,208.80     3.003       376          670            75.19
681-700...............    266       131,759,657.35    18.76     495,337.06     3.418       378          690            75.25
701-720...............    206       105,673,946.61    15.05     512,980.32     3.090       384          710            75.84
721-740...............    165        84,675,827.62    12.06     513,186.83     3.130       381          730            73.71
741-760...............    109        56,867,083.23     8.10     521,716.36     2.656       380          752            72.83
761-780...............    107        53,924,318.56     7.68     503,965.59     2.940       386          770            73.68
781-800...............     56        32,704,706.02     4.66     584,012.61     3.392       381          788            72.31
801-820...............     12         4,421,126.26     0.63     368,427.19     2.946       381          807            72.63
                        -----     ---------------- --------
   Total..............  1,480     $ 702,237,017.92   100.00%
                        =====     ================ ========

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 1 is approximately 702.

                             DOCUMENTATION PROGRAMS

                                                                                             WEIGHTED                   WEIGHTED
                                                         PERCENT OF   AVERAGE    WEIGHTED    AVERAGE                    AVERAGE
                                          AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE   REMAINING     WEIGHTED      ORIGINAL
                             NUMBER OF    PRINCIPAL      LOANS IN     BALANCE     CURRENT    TERM TO      AVERAGE       LOAN-TO-
DOCUMENTATION                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE    MATURITY       FICO      VALUE RATIO
PROGRAMS                      LOANS      OUTSTANDING     GROUP 1        ($)      RATE (%)    (MONTHS)   CREDIT SCORE      (%)
--------------------------   --------   ---------------- --------   ------------ --------   ---------   ------------  -----------
CLUES Plus................        4     $   1,894,157.02     0.27%    473,539.26    3.957      366          654             67.71
Full/Alternative..........      180        77,340,731.93    11.01     429,670.73    3.656      375          697             76.25
Reduced...................    1,130       559,089,585.57    79.62     494,769.54    3.024      380          703             74.30
Stated Income/Stated
  Asset...................      166        63,912,543.40     9.10     385,015.32    2.962      373          706             71.13
                              -----     ---------------- --------
   Total..................    1,480     $ 702,237,017.92   100.00%
                              =====     ================ ========

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                       WEIGHTED
                                                   PERCENT OF   AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                                     AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
RANGE OF ORIGINAL      NUMBER OF     PRINCIPAL     LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
LOAN-TO-VALUE          MORTGAGE       BALANCE        LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATIOS (%)               LOANS      OUTSTANDING     GROUP 1       ($)      RATE (%)    (MONTHS)       SCORE         RATIO (%)
---------------------  --------   ---------------- --------   -----------  --------    ---------   -----------   -------------
50.00 or Less........       51    $  21,240,828.11     3.02%   416,486.83    2.794       379            701          39.38
50.01 to 55.00.......       23       10,654,296.64     1.52    463,230.29    2.276       387            704          53.21
55.01 to 60.00.......       50       26,075,019.91     3.71    521,500.40    2.656       374            700          58.17
60.01 to 65.00.......       55       33,284,157.89     4.74    605,166.51    2.285       376            709          63.18
65.01 to 70.00.......      233      116,502,009.80    16.59    500,008.63    3.377       382            701          69.30
70.01 to 75.00.......      221      138,041,190.07    19.66    624,620.77    3.006       379            703          74.12
75.01 to 80.00.......      719      320,414,675.44    45.63    445,639.33    2.988       380            703          79.67
80.01 to 85.00.......       12        3,693,089.18     0.53    307,757.43    4.846       359            700          83.77
85.01 to 90.00.......       79       22,526,847.71     3.21    285,149.97    4.789       360            686          89.56
90.01 to 95.00.......       37        9,804,903.17     1.40    264,997.38    5.053       359            705          94.67
                         -----    ---------------- --------
   Total.............    1,480    $ 702,237,017.92   100.00%
                         =====    ================ ========

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 is approximately 74.20%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 1 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                       WEIGHTED
                                                   PERCENT OF   AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                                     AGGREGATE     MORTGAGE    PRINCIPAL   AVERAGE     REMAINING     WEIGHTED       AVERAGE
                       NUMBER OF     PRINCIPAL     LOANS IN     BALANCE    CURRENT      TERM TO      AVERAGE        ORIGINAL
                       MORTGAGE       BALANCE        LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
STATE                    LOANS      OUTSTANDING     GROUP 1       ($)      RATE (%)    (MONTHS)       SCORE         RATIO (%)
---------------------  --------   ---------------- --------   -----------  --------    ---------   -----------   -------------
Alabama..............       9     $   4,421,844.93     0.63%   491,316.10     2.063       363          715            78.57
Arizona..............      54        22,831,840.94     3.25    422,811.87     3.208       381          708            73.50
California...........     737       402,450,869.06    57.31    546,066.31     2.814       383          702            73.70
Colorado.............      20         6,572,487.67     0.94    328,624.38     3.455       366          701            74.48
Connecticut..........       8         2,565,559.31     0.37    320,694.91     3.229       360          704            71.19
Delaware.............       2           539,666.37     0.08    269,833.19     4.309       360          687            75.96
District Of Columbia.       1           888,750.00     0.13    888,750.00     1.000       360          660            75.00
Florida..............     210        83,282,734.75    11.86    396,584.45     3.333       373          706            75.97
Georgia..............       8         2,464,703.28     0.35    308,087.91     3.444       371          656            77.62
Hawaii...............      22        14,561,299.28     2.07    661,877.24     3.559       398          723            68.80
Idaho................      18         5,073,035.29     0.72    281,835.29     1.568       370          705            71.92
Illinois.............      41        19,763,442.89     2.81    482,035.19     2.339       364          706            73.60
Indiana..............       8         1,732,677.01     0.25    216,584.63     3.412       358          656            78.81
Iowa.................       1           275,000.00     0.04    275,000.00     1.000       360          751            78.57
Kentucky.............       2           514,500.00     0.07    257,250.00     1.633       419          688            77.45
Louisiana............       2           520,232.93     0.07    260,116.47     6.246       359          791            86.23
Maryland.............      21        10,117,741.78     1.44    481,797.23     4.005       366          696            76.36
Massachusetts........      27        11,147,092.26     1.59    412,855.27     3.469       359          694            73.10
Michigan.............       5         3,022,331.97     0.43    604,466.39     4.484       359          737            69.91
Minnesota............       6         1,635,146.30     0.23    272,524.38     2.351       371          678            77.86
Missouri.............       4           975,028.71     0.14    243,757.18     6.249       359          686            82.16
Nevada...............      77        26,782,027.79     3.81    347,818.54     4.433       380          707            75.83
New Hampshire........       3         1,067,600.00     0.15    355,866.67     1.334       360          667            67.72
New Jersey...........      36        14,114,450.79     2.01    392,068.08     3.482       362          684            74.62
New Mexico...........       3         1,662,021.98     0.24    554,007.33     5.888       385          705            67.48
New York.............      20        10,423,291.56     1.48    521,164.58     3.661       373          690            72.20
North Carolina.......      13         4,976,732.65     0.71    382,825.59     2.965       385          684            70.00
Ohio.................       3         1,079,894.88     0.15    359,964.96     4.460       368          659            73.14
Oklahoma.............       1           246,610.90     0.04    246,610.90     1.000       359          707            80.00
Oregon...............       9         3,198,013.67     0.46    355,334.85     2.664       385          720            79.06
Pennsylvania.........       5           899,562.52     0.13    179,912.50     2.600       405          729            87.85
Rhode Island.........       2           494,900.00     0.07    247,450.00     1.828       360          669            75.02
South Carolina.......      10         4,556,013.48     0.65    455,601.35     1.828       364          696            73.29
Tennessee............       5         1,173,536.95     0.17    234,707.39     1.561       360          685            74.97
Texas................       7         2,944,659.12     0.42    420,665.59     2.774       359          736            81.31
Utah.................      13         3,307,501.76     0.47    254,423.21     2.422       378          681            77.00
Virginia.............      38        19,908,257.89     2.83    523,901.52     4.710       365          703            76.51
Washington...........      18         7,932,481.14     1.13    440,693.40     5.414       392          685            76.87
Wisconsin............      11         2,113,476.11     0.30    192,134.19     2.042       371          678            80.28
                        -----     ---------------- --------
   Total.............   1,480     $ 702,237,017.92   100.00%
                        =====     ================ ========

----------
(1) As of the cut-off date, no more than approximately 0.667% of the Mortgage Loans in Loan Group 1 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                     PERCENT                             WEIGHTED
                                                        OF        AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                          NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
                            OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
                         MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
LOAN PURPOSE               LOANS     OUTSTANDING     GROUP 1        ($)      RATE (%)    (MONTHS)       SCORE         RATIO (%)
-----------------------  --------   ---------------- --------   -----------  --------    ---------   -----------   -------------
Refinance (cash-out)...      586    $ 271,676,704.16    38.69%   463,612.12     3.235       380          695            70.76
Purchase...............      638      305,540,201.09    43.51    478,903.14     3.251       375          713            77.54
Refinance (rate/term)..      256      125,020,112.67    17.80    488,359.82     2.384       385          695            73.54
                           -----    ---------------- --------
   Total...............    1,480    $ 702,237,017.92   100.00%
                           =====    ================ ========

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                                                  WEIGHTED
                                                                                             WEIGHTED             AVERAGE
                                                        PERCENT OF   AVERAGE     WEIGHTED    AVERAGE   WEIGHTED   ORIGINAL
                             NUMBER      AGGREGATE       MORTGAGE   PRINCIPAL    AVERAGE    REMAINING  AVERAGE    LOAN-TO-
                               OF        PRINCIPAL       LOANS IN    BALANCE     CURRENT     TERM TO     FICO      VALUE
                            MORTGAGE      BALANCE          LOAN    OUTSTANDING  MORTGAGE     MATURITY   CREDIT     RATIO
PROPERTY TYPE                LOANS      OUTSTANDING      GROUP 1       ($)      RATE (%)     (MONTHS)   SCORE       (%)
-------------------------   --------   ---------------- ---------- -----------  ---------   ---------  --------   --------
2-4 Family Residence.....        82    $  37,446,877.66     5.33%   456,669.24     2.558       370       697         73.49
Condominium Hotel........         2          469,714.03     0.07    234,857.02     2.902       360       718         72.55
Cooperative..............         1          748,212.70     0.11    748,212.70     6.625       359       623         27.78
High-rise Condominium....        31       18,469,591.93     2.63    595,793.29     3.393       377       719         77.00
Low-rise Condominium.....       178       61,355,682.38     8.74    344,694.84     3.199       372       700         76.57
Planned Unit Development.       364      181,604,369.53    25.86    498,913.10     3.275       380       707         74.60
Single Family Residence..       822      402,142,569.69    57.27    489,224.54     3.019       380       701         73.69
                              -----    ----------------   ------
   Total.................     1,480    $ 702,237,017.92   100.00%
                              =====    ================   ======

----------
(1)   Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                            WEIGHTED
                                                        PERCENT OF   AVERAGE    WEIGHTED     AVERAGE                  WEIGHTED
                             NUMBER       AGGREGATE      MORTGAGE   PRINCIPAL   AVERAGE     REMAINING   WEIGHTED      AVERAGE
                               OF         PRINCIPAL      LOANS IN    BALANCE    CURRENT      TERM TO     AVERAGE     ORIGINAL
                            MORTGAGE       BALANCE         LOAN    OUTSTANDING  MORTGAGE    MATURITY   FICO CREDIT LOAN-TO-VALUE
OCCUPANCY TYPE               LOANS       OUTSTANDING     GROUP 1        ($)      RATE (%)    (MONTHS)     SCORE      RATIO (%)
-------------------------   --------   ---------------- ---------- -----------  ---------   ---------  ----------- -------------
Investment Property.......      210    $  74,681,828.69    10.63%   355,627.76    3.877        378          711         71.20
Primary Residence.........    1,159      577,123,760.80    82.18    497,949.75    2.997        379          701         74.48
Secondary Residence.......      111       50,431,428.43     7.18    454,337.19    2.997        376          712         75.46
                              -----    ----------------   ------
   Total.................     1,480    $ 702,237,017.92   100.00%
                              =====    ================   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                                        PERCENT OF    AVERAGE   WEIGHTED     WEIGHTED   ORIGINAL
                             NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL   AVERAGE     AVERAGE    LOAN-TO-
                               OF        PRINCIPAL       LOANS IN     BALANCE    CURRENT      FICO       VALUE
REMAINING TERM              MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE     CREDIT      RATIO
TO MATURITY (MONTHS)         LOANS      OUTSTANDING      GROUP 1        ($)      RATE (%)     SCORE        (%)
-------------------------   --------   ---------------- ---------- -----------  ---------   ---------   --------
480.......................      184    $  87,855,914.00    12.51%   477,477.79    1.488        713       73.03
479.......................       44       18,953,711.48     2.70    430,766.17    6.973        704       74.99
478.......................       12        4,373,590.60     0.62    364,465.88    7.784        714       72.63
477.......................        1          385,797.40     0.05    385,797.40    7.625        732       80.00
476.......................        2          504,192.96     0.07    252,096.48    6.828        702       74.01
360.......................      774      365,010,932.40    51.98    471,590.35    1.415        698       74.18
359.......................      335      168,235,465.97    23.96    502,195.42    5.958        705       74.46
358.......................       71       36,272,292.55     5.17    510,877.36    5.668        708       74.81
357.......................       19        7,271,848.60     1.04    382,728.87    6.665        699       78.40
356.......................       18        6,220,492.27     0.89    345,582.90    7.028        713       74.58
355.......................        9        2,732,412.21     0.39    303,601.36    7.123        692       76.79
354.......................        4        1,981,734.93     0.28    495,433.73    6.421        767       63.06
353.......................        1          605,709.10     0.09    605,709.10    7.375        678       80.00
352.......................        2          621,050.65     0.09    310,525.33    7.334        708       81.16
351.......................        2          809,549.57     0.12    404,774.79    7.448        709       84.77
350.......................        1          251,951.89     0.04    251,951.89    7.375        678       80.00
257.......................        1          150,371.34     0.02    150,371.34    6.875        772       69.59
                              -----    ----------------   ------
   Total..................    1,480    $ 702,237,017.92   100.00%
                              =====    ================   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1 is approximately 379 months.

                                GROSS MARGINS(1)

                                             PERCENT                             WEIGHTED
                                                OF        AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER       AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
GROSS               OF         PRINCIPAL     LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
MARGIN           MORTGAGE       BALANCE        LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
(%)                LOANS      OUTSTANDING    GROUP 1        ($)      RATE (%)    (MONTHS)       SCORE         RATIO (%)
---------------  --------   ---------------- --------   -----------  --------    ---------   -----------   -------------
0.975..........      1      $     415,400.96     0.06%   415,400.96     5.500       479          644            80.00
1.250..........      1            500,500.00     0.07    500,500.00     1.750       480          709            70.00
1.550..........      1            225,817.66     0.03    225,817.66     6.000       476          697            78.95
1.600..........      1            183,205.16     0.03    183,205.16     6.125       479          753            58.25
1.800..........      1            476,382.03     0.07    476,382.03     5.375       359          716            80.00
1.850..........      1            356,833.00     0.05    356,833.00     1.000       360          705            80.00
1.900..........      2          1,095,000.00     0.16    547,500.00     1.000       360          737            51.74
2.025..........      1            983,200.00     0.14    983,200.00     1.000       360          778            80.00
2.050..........      2            456,123.85     0.06    228,061.93     4.445       359          682            85.57
2.150..........      3          2,812,049.14     0.40    937,349.71     3.444       387          713            70.41
2.175..........      1            109,062.52     0.02    109,062.52     5.750       359          738            95.00
2.225..........      1            180,000.00     0.03    180,000.00     1.500       360          735            80.00
2.275..........      2          1,337,305.91     0.19    668,652.96     3.125       360          740            72.66
2.300..........      2          1,108,000.00     0.16    554,000.00     1.660       360          694            68.70
2.350..........      3          1,568,545.48     0.22    522,848.49     2.129       359          758            70.97
2.375..........      1            230,692.00     0.03    230,692.00     1.000       360          802            80.00
2.400..........     15         10,509,779.28     1.50    700,651.95     2.363       366          720            71.66
2.425..........      1            170,847.00     0.02    170,847.00     1.750       360          730            95.00
2.475..........      2            608,467.00     0.09    304,233.50     1.000       360          753            79.99
2.500..........      3          2,295,354.75     0.33    765,118.25     4.970       356          734            71.77
2.525..........     10          4,606,355.36     0.66    460,635.54     2.672       360          707            75.69
2.575..........      8          4,295,620.11     0.61    536,952.51     1.993       360          717            72.75
2.600..........      6          2,473,773.79     0.35    412,295.63     2.040       382          711            65.48
2.650..........     29         17,847,720.80     2.54    615,438.65     3.228       368          718            68.44
2.675..........      4          1,959,931.28     0.28    489,982.82     2.882       390          733            75.58
2.700..........      1            843,485.12     0.12    843,485.12     6.375       359          737            75.00
2.725..........     14          6,479,977.77     0.92    462,855.56     2.872       373          709            71.33
2.750..........      2            625,999.23     0.09    312,999.62     3.576       360          641            74.57

                                             PERCENT                             WEIGHTED
                                                OF        AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER       AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
GROSS               OF         PRINCIPAL     LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
MARGIN           MORTGAGE       BALANCE        LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
(%)                LOANS      OUTSTANDING    GROUP 1        ($)      RATE (%)    (MONTHS)       SCORE         RATIO (%)
---------------  --------   ---------------- --------  ------------  --------    ---------   -----------   -------------
2.775..........     25         17,037,377.32     2.43    681,495.09     2.446       387          721            74.69
2.800..........     22         12,698,675.75     1.81    577,212.53     4.284       359          695            74.00
2.825..........      1            392,300.00     0.06    392,300.00     1.000       360          665            80.00
2.850..........     11          4,732,336.21     0.67    430,212.38     6.638       395          712            78.66
2.875..........      8          3,896,428.81     0.55    487,053.60     2.567       375          716            74.61
2.900..........     36         20,718,026.63     2.95    575,500.74     1.884       383          714            73.70
2.950..........     22         10,468,150.88     1.49    475,825.04     5.423       362          708            72.87
2.975..........     16          7,474,141.04     1.06    467,133.82     4.362       378          699            73.60
3.000..........      6          2,745,056.54     0.39    457,509.42     4.507       359          701            76.94
3.025..........     50         27,584,596.91     3.93    551,691.94     1.755       367          709            74.01
3.050..........      5          2,906,415.72     0.41    581,283.14     2.305       359          691            73.52
3.075..........      5          1,516,963.21     0.22    303,392.64     2.654       359          694            74.29
3.100..........     44         24,104,711.92     3.43    547,834.36     3.696       383          690            74.12
3.125..........      1            298,308.85     0.04    298,308.85     3.250       359          654            90.00
3.150..........     65         33,408,850.86     4.76    513,982.32     2.346       381          708            73.77
3.175..........     13          5,904,513.86     0.84    454,193.37     1.441       377          685            77.65
3.200..........      1            333,580.57     0.05    333,580.57     2.750       359          675            90.00
3.225..........     45         18,818,821.85     2.68    418,196.04     4.411       389          677            74.93
3.250..........     35         16,295,732.26     2.32    465,592.35     4.718       367          697            72.83
3.275..........     68         36,371,088.54     5.18    534,868.95     2.738       378          704            72.00
3.278..........      1            464,000.00     0.07    464,000.00     1.000       360          739            80.00
3.300..........      5          3,351,400.00     0.48    670,280.00     1.285       360          688            77.64
3.325..........      2            745,018.72     0.11    372,509.36     4.350       359          681            80.00
3.350..........     82         30,739,352.91     4.38    374,870.16     3.348       414          705            72.91
3.375..........      1            294,550.21     0.04    294,550.21     1.500       359          745            79.78
3.400..........    488        223,740,175.03    31.86    458,483.97     3.534       373          698            74.76
3.425..........      3            930,800.67     0.13    310,266.89     2.156       360          759            74.42
3.450..........      3            645,073.96     0.09    215,024.65     3.422       359          693            77.01
3.475..........      1            420,182.27     0.06    420,182.27     8.000       355          657            66.60
3.500..........     24         14,389,387.40     2.05    599,557.81     2.320       374          725            70.47
3.525..........     21         10,513,012.35     1.50    500,619.64     1.718       458          715            75.22
3.550..........      4          1,013,024.88     0.14    253,256.22     4.397       359          677            69.12
3.600..........     15          6,234,213.91     0.89    415,614.26     1.537       399          699            74.86
3.625..........      3            628,387.02     0.09    209,462.34     6.407       386          682            84.49
3.650..........     31         13,488,863.24     1.92    435,124.62     2.650       430          714            74.06
3.675..........      3          1,093,998.60     0.16    364,666.20     3.332       360          713            80.70
3.725..........     15          5,961,196.00     0.85    397,413.07     1.503       396          697            79.66
3.750..........      1            416,100.00     0.06    416,100.00     3.750       360          681            95.00
3.775..........      2            630,174.91     0.09    315,087.46     5.567       358          715            86.13
3.800..........     84         43,245,438.45     6.16    514,826.65     2.135       367          704            73.57
3.850..........      1            151,050.00     0.02    151,050.00     4.125       360          701            95.00
3.875..........      4          1,799,671.40     0.26    449,917.85     2.717       397          672            83.24
3.925..........      1          2,000,000.00     0.28  2,000,000.00     2.250       360          731            79.21
3.950..........     10          4,364,300.00     0.62    436,430.00     1.600       402          706            75.38
4.000..........     38         12,952,847.00     1.84    340,864.39     2.007       396          669            75.42
4.025..........      4          1,255,077.67     0.18    313,769.42     6.208       359          702            92.63
4.050..........     11          2,331,155.00     0.33    211,923.18     2.620       390          681            75.74
4.150..........      4          1,002,800.00     0.14    250,700.00     3.132       360          644            89.69
4.225..........      1            236,600.00     0.03    236,600.00     4.125       360          695            94.96
4.275..........      3            807,300.00     0.11    269,100.00     2.988       360          693            90.00
4.300..........      1            399,472.42     0.06    399,472.42     3.750       359          676            90.00
4.325..........      1            199,961.62     0.03    199,961.62     8.000       358          631            89.29
4.400..........      2            592,409.13     0.08    296,204.57     8.000       358          731            92.66
4.525..........      4            574,662.65     0.08    143,665.66     7.106       359          677            91.23
4.550..........      2            419,400.00     0.06    209,700.00     3.580       360          672            90.00
4.575..........      1            269,920.00     0.04    269,920.00     4.375       360          712            95.00
4.600..........      1            256,500.00     0.04    256,500.00     3.000       360          672            90.00
4.650..........      1            369,000.00     0.05    369,000.00     3.250       360          710            90.00

                                             PERCENT                             WEIGHTED
                                                OF        AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER       AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
GROSS               OF         PRINCIPAL     LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
MARGIN           MORTGAGE       BALANCE        LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
(%)                LOANS      OUTSTANDING    GROUP 1        ($)      RATE (%)    (MONTHS)       SCORE         RATIO (%)
---------------  --------   ---------------- --------   -----------  --------    ---------   -----------   -------------
4.775..........      1            269,433.57     0.04    269,433.57     8.375       359          694            95.00
4.900..........      1            363,600.00     0.05    363,600.00     3.500       360          660            90.00
5.375..........      1            216,000.00     0.03    216,000.00     4.750       360          650            85.71
                  -----     ---------------- --------
   Total.......   1,480     $ 702,237,017.92   100.00%
                  =====     ================ ========

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 1 was approximately 3.265%.

                            MAXIMUM MORTGAGE RATES(1)

                                             PERCENT                             WEIGHTED
                                                OF        AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER       AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
MAXIMUM             OF         PRINCIPAL     LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
MORTGAGE         MORTGAGE       BALANCE        LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)           LOANS      OUTSTANDING     GROUP 1       ($)      RATE (%)    (MONTHS)       SCORE        RATIO (%)
--------------   --------   ---------------- --------   -----------  --------    ---------   -----------   -------------
9.950.........      1,467   $ 698,001,288.00    99.40%   475,801.83     3.081       379          703            74.17
9.990.........          1         648,955.59     0.09    648,955.59     5.750       479          720            68.42
9.995.........          1         187,498.46     0.03    187,498.46     7.000       358          656            75.00
10.325........          1          97,038.00     0.01     97,038.00     7.000       356          730            80.00
10.950........          1         354,154.01     0.05    354,154.01     7.750       359          701            84.52
11.075........          4         840,162.65     0.12    210,040.66     5.584       360          654            89.83
11.200........          1         369,000.00     0.05    369,000.00     3.250       360          710            90.00
11.450........          1         245,000.00     0.03    245,000.00     1.500       360          682            70.00
11.700........          2       1,044,016.95     0.15    522,008.48     1.750       360          742            76.04
12.950........          1         449,904.26     0.06    449,904.26     7.000       358          642            87.38
                 --------   ---------------- --------
   Total......    1  ,480   $ 702,237,017.92   100.00%
                 ========   ================ ========

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 1 was approximately 9.958%.

                            MINIMUM MORTGAGE RATES(1)

                                             PERCENT                              WEIGHTED
                                                OF        AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
MINIMUM             OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
MORTGAGE         MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)           LOANS     OUTSTANDING     GROUP 1        ($)      RATE (%)    (MONTHS)       SCORE         RATIO (%)
--------------   --------   ---------------- --------  ------------  --------    ---------   -----------   -------------
0.975..........        1    $     415,400.96     0.06%   415,400.96    5.500       479          644            80.00
1.250..........        1          500,500.00     0.07    500,500.00    1.750       480          709            70.00
1.550..........        1          225,817.66     0.03    225,817.66    6.000       476          697            78.95
1.600..........        1          183,205.16     0.03    183,205.16    6.125       479          753            58.25
1.800..........        1          476,382.03     0.07    476,382.03    5.375       359          716            80.00
1.850..........        1          356,833.00     0.05    356,833.00    1.000       360          705            80.00
1.900..........        2        1,095,000.00     0.16    547,500.00    1.000       360          737            51.74
2.025..........        1          983,200.00     0.14    983,200.00    1.000       360          778            80.00
2.050..........        2          456,123.85     0.06    228,061.93    4.445       359          682            85.57
2.150..........        3        2,812,049.14     0.40    937,349.71    3.444       387          713            70.41
2.175..........        1          109,062.52     0.02    109,062.52    5.750       359          738            95.00
2.225..........        1          180,000.00     0.03    180,000.00    1.500       360          735            80.00
2.275..........        2        1,337,305.91     0.19    668,652.96    3.125       360          740            72.66
2.300..........        2        1,108,000.00     0.16    554,000.00    1.660       360          694            68.70
2.350..........        3        1,568,545.48     0.22    522,848.49    2.129       359          758            70.97
2.375..........        1          230,692.00     0.03    230,692.00    1.000       360          802            80.00
2.400..........       15       10,509,779.28     1.50    700,651.95    2.363       366          720            71.66
2.425..........        1          170,847.00     0.02    170,847.00    1.750       360          730            95.00
2.475..........        2          608,467.00     0.09    304,233.50    1.000       360          753            79.99
2.500..........        3        2,295,354.75     0.33    765,118.25    4.970       356          734            71.77

                                             PERCENT                              WEIGHTED
                                                OF        AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
MINIMUM             OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
MORTGAGE         MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)           LOANS     OUTSTANDING     GROUP 1        ($)      RATE (%)    (MONTHS)       SCORE         RATIO (%)
--------------   --------   ---------------- --------  ------------  --------    ---------   -----------   -------------
2.525..........       10        4,606,355.36     0.66    460,635.54    2.672       360          707            75.69
2.575..........        8        4,295,620.11     0.61    536,952.51    1.993       360          717            72.75
2.600..........        6        2,473,773.79     0.35    412,295.63    2.040       382          711            65.48
2.650..........       29       17,847,720.80     2.54    615,438.65    3.228       368          718            68.44
2.675..........        4        1,959,931.28     0.28    489,982.82    2.882       390          733            75.58
2.700..........        1          843,485.12     0.12    843,485.12    6.375       359          737            75.00
2.725..........       14        6,479,977.77     0.92    462,855.56    2.872       373          709            71.33
2.750..........        2          625,999.23     0.09    312,999.62    3.576       360          641            74.57
2.775..........       25       17,037,377.32     2.43    681,495.09    2.446       387          721            74.69
2.800..........       22       12,698,675.75     1.81    577,212.53    4.284       359          695            74.00
2.825..........        1          392,300.00     0.06    392,300.00    1.000       360          665            80.00
2.850..........       11        4,732,336.21     0.67    430,212.38    6.638       395          712            78.66
2.875..........        8        3,896,428.81     0.55    487,053.60    2.567       375          716            74.61
2.900..........       36       20,718,026.63     2.95    575,500.74    1.884       383          714            73.70
2.950..........       22       10,468,150.88     1.49    475,825.04    5.423       362          708            72.87
2.975..........       16        7,474,141.04     1.06    467,133.82    4.362       378          699            73.60
3.000..........        6        2,745,056.54     0.39    457,509.42    4.507       359          701            76.94
3.025..........       50       27,584,596.91     3.93    551,691.94    1.755       367          709            74.01
3.050..........        5        2,906,415.72     0.41    581,283.14    2.305       359          691            73.52
3.075..........        5        1,516,963.21     0.22    303,392.64    2.654       359          694            74.29
3.100..........       44       24,104,711.92     3.43    547,834.36    3.696       383          690            74.12
3.125..........        1          298,308.85     0.04    298,308.85    3.250       359          654            90.00
3.150..........       65       33,408,850.86     4.76    513,982.32    2.346       381          708            73.77
3.175..........       13        5,904,513.86     0.84    454,193.37    1.441       377          685            77.65
3.200..........        1          333,580.57     0.05    333,580.57    2.750       359          675            90.00
3.225..........       45       18,818,821.85     2.68    418,196.04    4.411       389          677            74.93
3.250..........       35       16,295,732.26     2.32    465,592.35    4.718       367          697            72.83
3.275..........       68       36,371,088.54     5.18    534,868.95    2.738       378          704            72.00
3.278..........        1          464,000.00     0.07    464,000.00    1.000       360          739            80.00
3.300..........        5        3,351,400.00     0.48    670,280.00    1.285       360          688            77.64
3.325..........        2          745,018.72     0.11    372,509.36    4.350       359          681            80.00
3.350..........       82       30,739,352.91     4.38    374,870.16    3.348       414          705            72.91
3.375..........        1          294,550.21     0.04    294,550.21    1.500       359          745            79.78
3.400..........      488      223,740,175.03    31.86    458,483.97    3.534       373          698            74.76
3.425..........        3          930,800.67     0.13    310,266.89    2.156       360          759            74.42
3.450..........        3          645,073.96     0.09    215,024.65    3.422       359          693            77.01
3.475..........        1          420,182.27     0.06    420,182.27    8.000       355          657            66.60
3.500..........       24       14,389,387.40     2.05    599,557.81    2.320       374          725            70.47
3.525..........       21       10,513,012.35     1.50    500,619.64    1.718       458          715            75.22
3.550..........        4        1,013,024.88     0.14    253,256.22    4.397       359          677            69.12
3.600..........       15        6,234,213.91     0.89    415,614.26    1.537       399          699            74.86
3.625..........        3          628,387.02     0.09    209,462.34    6.407       386          682            84.49
3.650..........       31       13,488,863.24     1.92    435,124.62    2.650       430          714            74.06
3.675..........        3        1,093,998.60     0.16    364,666.20    3.332       360          713            80.70
3.725..........       15        5,961,196.00     0.85    397,413.07    1.503       396          697            79.66
3.750..........        1          416,100.00     0.06    416,100.00    3.750       360          681            95.00
3.775..........        2          630,174.91     0.09    315,087.46    5.567       358          715            86.13
3.800..........       84       43,245,438.45     6.16    514,826.65    2.135       367          704            73.57
3.850..........        1          151,050.00     0.02    151,050.00    4.125       360          701            95.00
3.875..........        4        1,799,671.40     0.26    449,917.85    2.717       397          672            83.24
3.925..........        1        2,000,000.00     0.28  2,000,000.00    2.250       360          731            79.21
3.950..........       10        4,364,300.00     0.62    436,430.00    1.600       402          706            75.38
4.000..........       38       12,952,847.00     1.84    340,864.39    2.007       396          669            75.42
4.025..........        4        1,255,077.67     0.18    313,769.42    6.208       359          702            92.63
4.050..........       11        2,331,155.00     0.33    211,923.18    2.620       390          681            75.74
4.150..........        4        1,002,800.00     0.14    250,700.00    3.132       360          644            89.69
4.225..........        1          236,600.00     0.03    236,600.00    4.125       360          695            94.96
4.275..........        3          807,300.00     0.11    269,100.00    2.988       360          693            90.00
4.300..........        1          399,472.42     0.06    399,472.42    3.750       359          676            90.00
4.325..........        1          199,961.62     0.03    199,961.62    8.000       358          631            89.29
4.400..........        2          592,409.13     0.08    296,204.57    8.000       358          731            92.66
4.525..........        4          574,662.65     0.08    143,665.66    7.106       359          677            91.23
4.550..........        2          419,400.00     0.06    209,700.00    3.580       360          672            90.00

                                             PERCENT                              WEIGHTED
                                                OF        AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
MINIMUM             OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
MORTGAGE         MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)           LOANS     OUTSTANDING     GROUP 1        ($)      RATE (%)    (MONTHS)       SCORE         RATIO (%)
--------------   --------   ---------------- --------  ------------  --------    ---------   -----------   -------------
4.575..........        1          269,920.00     0.04    269,920.00    4.375       360          712            95.00
4.600..........        1          256,500.00     0.04    256,500.00    3.000       360          672            90.00
4.650..........        1          369,000.00     0.05    369,000.00    3.250       360          710            90.00
4.775..........        1          269,433.57     0.04    269,433.57    8.375       359          694            95.00
4.900..........        1          363,600.00     0.05    363,600.00    3.500       360          660            90.00
5.375..........        1          216,000.00     0.03    216,000.00    4.750       360          650            85.71
                   -----    ---------------- --------
   Total.......    1,480    $ 702,237,017.92   100.00%
                   =====    ================ ========

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 1 was approximately 3.265%.

                          INITIAL RATE ADJUSTMENT DATES

                                                PERCENT                             WEIGHTED
                                                   OF        AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                     NUMBER       AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
INITIAL RATE           OF         PRINCIPAL     LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
ADJUSTMENT          MORTGAGE       BALANCE        LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
DATE                  LOANS      OUTSTANDING     GROUP 1       ($)      RATE (%)    (MONTHS)       SCORE        RATIO (%)
--------------      --------   ---------------- --------  ------------  --------    ---------   -----------   -------------
June 1, 2005......        2    $     809,549.57     0.12%   404,774.79     7.448       351          709            84.77
July 1, 2005......        2          547,424.62     0.08    273,712.31     7.105       351          667            80.00
September 1, 2005.        5        2,307,312.85     0.33    461,462.57     6.609       354          765            65.76
October 1, 2005...        9        3,164,068.09     0.45    351,563.12     7.171       355          687            77.23
November 1, 2005..       18        5,579,703.56     0.79    309,983.53     6.982       367          705            76.61
December 1, 2005..       20        7,476,710.94     1.06    373,835.55     6.685       361          704            78.32
January 1, 2006...       69       33,272,146.93     4.74    482,205.03     6.964       374          705            74.60
February 1, 2006..      335      161,263,826.73    22.96    481,384.56     6.743       372          703            74.71
March 1, 2006.....      775      372,026,176.29    52.98    480,033.78     1.395       384          701            73.99
April 1, 2006.....      172       83,610,155.34    11.91    486,105.55     1.536       376          703            74.25
May 1, 2006.......       69       30,726,343.00     4.38    445,309.32     2.085       368          707            72.31
June 1, 2006......        4        1,453,600.00     0.21    363,400.00     1.860       360          722            70.49
                      -----    ---------------- --------
   Total..........    1,480    $ 702,237,017.92   100.00%
                      =====    ================ ========

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                   WEIGHTED
                                               PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                    WEIGHTED
                    NUMBER       AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE   REMAINING   WEIGHTED       AVERAGE
MAXIMUM               OF         PRINCIPAL      LOANS IN     BALANCE     CURRENT    TERM TO     AVERAGE    ORIGINAL LOAN-
NEGATIVE           MORTGAGE       BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   FICO CREDIT  TO-VALUE RATIO
AMORTIZATION(%)      LOANS      OUTSTANDING      GROUP 1       ($)      RATE (%)   (MONTHS)      SCORE           (%)
--------------     --------   ---------------- ----------  -----------  --------   ---------  -----------  -------------
 110..............       19   $   9,880,891.56       1.41%  520,046.92     3.779      373        691            71.77
 115..............    1,461     692,356,126.36      98.59   473,891.94     3.080      379        703            74.24
                   --------   ---------------- ----------
   Total..........    1,480   $ 702,237,017.92     100.00%
                   ========   ================ ==========

----------
(1) Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                   WEIGHTED
                                               PERCENT OF     AVERAGE   WEIGHTED    AVERAGE     WEIGHTED     WEIGHTED
                                 AGGREGATE     MORTGAGE     PRINCIPAL   AVERAGE    REMAINING    AVERAGE       AVERAGE
                  NUMBER OF      PRINCIPAL     LOANS IN      BALANCE    CURRENT     TERM TO       FICO    ORIGINAL LOAN-
FIXED RATE PERIOD MORTGAGE        BALANCE        LOAN      OUTSTANDING  MORTGAGE   MATURITY      CREDIT   TO-VALUE RATIO
(MONTHS)            LOANS      OUTSTANDING      GROUP 1        ($)      RATE (%)   (MONTHS)      SCORE           (%)
--------------    --------    ---------------- ----------  -----------  --------   ---------    --------  --------------
1...............      1,337   $ 632,100,013.27      90.01%  472,774.88    3.187       380          701         74.35
3................       143      70,137,004.65       9.99   490,468.56    2.220       365          712         72.88
                  ---------   ---------------- ----------
   Total.........     1,480   $ 702,237,017.92     100.00%\
                  =========   ================ ==========

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                   WEIGHTED
                                               PERCENT OF    AVERAGE    WEIGHTED    AVERAGE     WEIGHTED    WEIGHTED
                                AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE   REMAINING    AVERAGE      AVERAGE
PREPAYMENT        NUMBER OF     PRINCIPAL       LOANS IN     BALANCE    CURRENT     TERM TO       FICO    ORIGINAL LOAN-
CHARGE PERIOD     MORTGAGE       BALANCE         LOAN      OUTSTANDING  MORTGAGE    MATURITY     CREDIT   TO-VALUE RATIO
(MONTHS)            LOANS      OUTSTANDING      GROUP 1        ($)      RATE (%)   (MONTHS)      SCORE          (%)
--------------    ---------  ----------------- ----------  -----------  --------   ---------    --------  --------------
0.............        534    $  269,345,292.74    38.36%    504,391.93     3.774      366          705        73.59
1.............          1           637,726.63     0.09     637,726.63     6.375      359          792        80.00
3.............          1           192,930.80     0.03     192,930.80     7.125      357          627        70.00
5.............          1           295,472.73     0.04     295,472.73     6.875      352          658        80.00
6.............          1           525,402.13     0.07     525,402.13     6.250      359          778        90.00
12............        936       429,490,908.95    61.16     458,857.81     2.639      386          701        74.58
24............          2           525,028.40     0.07     262,514.20     4.729      414          726        67.65
30............          4         1,224,255.54     0.17     306,063.89     5.709      358          721        70.69
                    -----    -----------------   ------
   Total......      1,480    $  702,237,017.92   100.00%
                    =====    =================   ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                   WEIGHTED
                                               PERCENT OF    AVERAGE    WEIGHTED    AVERAGE     WEIGHTED     WEIGHTED
                                 AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE   REMAINING    AVERAGE       AVERAGE
INITIAL PAYMENT   NUMBER OF      PRINCIPAL      LOANS IN     BALANCE     CURRENT    TERM TO       FICO    ORIGINAL LOAN-
RECAST PERIOD     MORTGAGE        BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY      CREDIT   TO-VALUE RATIO
(MONTHS)            LOANS       OUTSTANDING      GROUP 1        ($)     RATE (%)    (MONTHS)      SCORE          (%)
--------------    ---------   ---------------- ----------  -----------  --------   ---------    --------  --------------
60............        751     $ 353,973,101.33      50.41%  471,335.69     4.129         371      708         74.82
120...........        729       348,263,916.59      49.59   477,728.28     2.034         387      697         73.58
                    -----     ---------------- ----------
   Total......      1,480     $ 702,237,017.92     100.00%
                    =====     ================ ==========

                                  LOAN GROUP 2

                                  LOAN PROGRAMS

                                                 PERCENT                           WEIGHTED                  WEIGHTED
                                                    OF       AVERAGE    WEIGHTED    AVERAGE                   AVERAGE
                   NUMBER         AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE   REMAINING    WEIGHTED     ORIGINAL
                     OF           PRINCIPAL     LOANS IN     BALANCE     CURRENT    TERM TO     AVERAGE      LOAN-TO-
TYPE OF           MORTGAGE         BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY   FICO CREDIT   VALUE RATIO
PROGRAM             LOANS        OUTSTANDING    GROUP 2        ($)      RATE (%)   (MONTHS)      SCORE          (%)
--------------    ---------   ---------------- ----------  -----------  --------   ---------  -----------   --------------
One-Month LIBOR.      261     $  84,723,887.27      19.59%  324,612.59     4.936      404          685          74.68
One-Year MTA....      968       347,657,847.50      80.41   359,150.67     1.976      387          688          75.51
                    -----     ----------------     ------
   Total........    1,229     $ 432,381,734.77     100.00%
                    =====     ================     ======

                            CURRENT MORTGAGE RATES(1)

                                                                                 WEIGHTED                   WEIGHTED
                                                      PERCENT OF     AVERAGE     AVERAGE                    AVERAGE
                           NUMBER       AGGREGATE      MORTGAGE     PRINCIPAL   REMAINING     WEIGHTED      ORIGINAL
                             OF         PRINCIPAL      LOANS IN      BALANCE     TERM TO      AVERAGE       LOAN-TO-
CURRENT                   MORTGAGE       BALANCE         LOAN      OUTSTANDING   MATURITY   FICO CREDIT   VALUE RATIO
MORTGAGE RATE (%)           LOANS      OUTSTANDING      GROUP 2        ($)       (MONTHS)      SCORE          (%)
-----------------------   --------   ---------------- ----------   -----------  ---------   -----------   -----------
1.000..................       222    $  85,577,425.52    19.79%     385,483.90     361          693           70.26
1.250..................        93       34,665,566.88     8.02      372,748.03     478          717           72.68
1.375..................         2          289,126.94     0.07      144,563.47     357          726           80.00
1.490..................         1          520,000.00     0.12      520,000.00     360          743           83.87
1.500..................       315      116,544,486.08    26.95      369,982.50     360          680           75.93
1.750..................        78       31,416,713.79     7.27      402,778.38     475          687           76.40
2.000.................        116       35,963,863.27     8.32      310,033.30     362          649           76.92
2.170.................          1          330,500.00     0.08      330,500.00     360          690           89.32
2.225..................         1          153,000.00     0.04      153,000.00     360          779           90.00
2.250..................        30       11,574,233.63     2.68      385,807.79     430          655           75.43
2.270..................         1          382,500.00     0.09      382,500.00     360          669           83.15
2.500..................        77       18,896,275.84     4.37      245,406.18     366          694           81.62
2.545..................         1          340,000.00     0.08      340,000.00     360          712           85.00
2.555..................         1          289,000.00     0.07      289,000.00     360          677           85.00
2.635..................         1          141,950.00     0.03      141,950.00     360          623           85.00
2.730..................         1          112,500.00     0.03      112,500.00     360          774           90.00
2.750..................        17        6,630,634.26     1.53      390,037.31     404          693           76.36
2.790..................         2          384,400.00     0.09      192,200.00     360          764           89.81
2.795..................         1          399,500.00     0.09      399,500.00     360          635           85.00
2.840..................         1          179,900.00     0.04      179,900.00     360          645           89.99
2.855..................         1          360,000.00     0.08      360,000.00     360          682           90.00
2.995..................         2          447,500.00     0.10      223,750.00     360          663           88.65
3.000..................        43       11,447,927.00     2.65      266,230.86     362          692           84.02
3.080..................         1          170,000.00     0.04      170,000.00     360          708           85.00
3.200..................         1          104,485.00     0.02      104,485.00     360          718           95.00
3.205..................         1          232,750.00     0.05      232,750.00     360          764           95.00
3.235..................         1          151,200.00     0.03      151,200.00     360          672           86.90
3.250..................         6          817,000.83     0.19      136,166.81     432          677           78.58
3.345..................         2          336,275.00     0.08      168,137.50     360          790           94.99
3.395..................         1          365,750.00     0.08      365,750.00     360          680           95.00
3.500..................         4          553,850.00     0.13      138,462.50     360          720           76.41
3.555..................         1          324,750.00     0.08      324,750.00     360          649           85.46
3.595..................         1          118,750.00     0.03      118,750.00     360          681           95.00
3.645..................         3          666,130.00     0.15      222,043.33     360          726           95.00
3.750..................         1          377,500.00     0.09      377,500.00     360          636           83.89
3.780..................         1          242,250.00     0.06      242,250.00     360          684           85.00
3.815..................         1          220,804.56     0.05      220,804.56     358          776           95.00
4.450..................         1          104,500.00     0.02      104,500.00     360          643           95.00
5.875..................         1          220,513.53     0.05      220,513.53     359          656           76.21
6.250..................         1          758,188.86     0.18      758,188.86     359          661           69.09
6.375..................         1          231,880.17     0.05      231,880.17     358          690           80.00
6.500..................         4        1,761,112.96     0.41      440,278.24     395          730           78.82
6.625..................         6        2,348,424.75     0.54      391,404.13     376          700           74.81

                                                                                 WEIGHTED                   WEIGHTED
                                                      PERCENT OF     AVERAGE     AVERAGE                    AVERAGE
                           NUMBER       AGGREGATE      MORTGAGE     PRINCIPAL   REMAINING     WEIGHTED      ORIGINAL
                             OF         PRINCIPAL      LOANS IN      BALANCE     TERM TO      AVERAGE       LOAN-TO-
CURRENT                   MORTGAGE       BALANCE         LOAN      OUTSTANDING   MATURITY   FICO CREDIT   VALUE RATIO
MORTGAGE RATE (%)           LOANS      OUTSTANDING      GROUP 2        ($)       (MONTHS)      SCORE          (%)
-----------------------   --------   ---------------- ----------   -----------  ---------   -----------   -----------
6.750..................         9        2,454,004.34     0.57      272,667.15     400          695           77.03
6.845..................         1          344,816.10     0.08      344,816.10     358          781           95.00
6.875..................        11        3,848,799.33     0.89      349,890.85     405          746           77.96
7.000..................         9        3,033,526.89     0.70      337,058.54     418          710           72.67
7.125..................        30       11,769,903.29     2.72      392,330.11     393          690           76.63
7.250..................        19        7,155,038.43     1.65      376,580.97     370          692           75.77
7.375..................        16        5,335,200.37     1.23      333,450.02     433          712           71.54
7.430..................         1          231,483.90     0.05      231,483.90     358          706           90.00
7.470..................         1          294,103.30     0.07      294,103.30     359          772           95.00
7.500..................        31       11,730,737.65     2.71      378,410.89     466          695           75.30
7.625..................        28       10,511,478.56     2.43      375,409.95     409          677           75.41
7.645..................         1          350,627.06     0.08      350,627.06     359          730           95.00
7.750..................         6        3,014,503.44     0.70      502,417.24     425          676           78.86
7.795..................         1          399,370.49     0.09      399,370.49     359          686           83.33
7.835.................          1          185,954.80     0.04      185,954.80     359          639           95.00
7.875..................        16        4,175,288.65     0.97      260,955.54     454          697           72.69
8.205..................         1          393,779.30     0.09      393,779.30     359          674           85.00
                            -----    ----------------   ------
   Total...............     1,229    $ 432,381,734.77   100.00%
                            =====    ================   ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 (as so adjusted) is expected to be approximately 2.541% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 is expected to be approximately 2.556% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                               WEIGHTED                WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED    AVERAGE                AVERAGE
RANGE OF                       NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL   AVERAGE   REMAINING  WEIGHTED      ORIGINAL
CURRENT MORTGAGE                 OF         PRINCIPAL       LOANS IN     BALANCE    CURRENT    TERM TO    AVERAGE      LOAN-TO-
LOAN PRINCIPAL                MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY FICO CREDIT  VALUE RATIO
BALANCES ($)                    LOANS      OUTSTANDING       GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE         (%)
----------------------------- --------  ------------------ ----------  ------------ --------  --------- -----------  -----------
         0.01 -   50,000.00..       3   $       121,562.13    0.03%       40,520.71    2.537      360        671           75.92
    50,000.01 -  100,000.00..      35         2,818,125.45    0.65        80,517.87    2.693      373        684           72.56
   100,000.01 -  150,000.00..     100        12,677,119.13    2.93       126,771.19    2.706      371        692           74.65
   150,000.01 -  200,000.00..     140        24,774,384.55    5.73       176,959.89    2.621      377        682           74.12
   200,000.01 -  250,000.00..     162        36,361,631.82    8.41       224,454.52    2.697      382        685           75.06
   250,000.01 -  300,000.00..     152        42,322,497.92    9.79       278,437.49    2.427      388        685           74.68
   300,000.01 -  350,000.00..     130        42,306,161.44    9.78       325,432.01    2.695      394        682           76.47
   350,000.01 -  400,000.00..     141        53,199,004.58   12.30       377,297.90    2.553      393        678           75.81
   400,000.01 -  450,000.00..      81        34,601,302.59    8.00       427,176.58    2.421      404        694           75.33
   450,000.01 -  500,000.00..      60        28,563,135.47    6.61       476,052.26    2.469      386        692           76.32
   500,000.01 -  550,000.00..      60        31,460,112.52    7.28       524,335.21    2.771      384        699           77.38
   550,000.01 -  600,000.00..      43        24,839,593.31    5.74       577,664.96    2.656      384        692           77.69
   600,000.01 -  650,000.00..      38        23,943,487.64    5.54       630,091.78    2.550      404        688           76.34
   650,000.01 -  700,000.00..      15        10,213,652.36    2.36       680,910.16    2.725      416        686           71.49
   700,000.01 -  750,000.00..      17        12,390,061.20    2.87       728,827.13    2.971      395        687           76.16
   750,000.01- 1,000,000.00..      37        32,132,578.77    7.43       868,448.07    2.430      389        696           71.86
1,000,000.01- 1,500,000.00...      14        17,822,323.89    4.12     1,273,023.14    1.796      385        681           74.63
1,500,000.01- 2,000,000.00...       1         1,835,000.00    0.42     1,835,000.00    2.250      480        643           72.42
                                -----   ------------------  ------
   Total.....................   1,229   $   432,381,734.77  100.00%
                                =====   ==================  ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 2 is approximately $351,816.

                              FICO CREDIT SCORES(1)

                                                                                        WEIGHTED
                                                     PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                  WEIGHTED
                        NUMBER       AGGREGATE        MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
RANGE OF                  OF         PRINCIPAL        LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE      ORIGINAL
FICO CREDIT            MORTGAGE       BALANCE           LOAN     OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT  LOAN-TO-VALUE
SCORES                   LOANS      OUTSTANDING       GROUP 2        ($)      RATE (%)  (MONTHS)      SCORE       RATIO (%)
--------------------   --------  ------------------  ----------  -----------  --------  ---------  -----------  -------------
601-620.............       24    $     7,043,493.64     1.63%     293,478.90    1.821      365         615          72.74
621-640.............      145         48,490,076.96    11.21      334,414.32    2.515      380         631          74.23
641-660.............      232         75,042,131.33    17.36      323,457.46    2.271      382         651          74.22
661-680.............      255         90,289,739.84    20.88      354,077.41    2.706      392         670          75.90
681-700.............      168         67,924,735.91    15.71      404,313.90    2.375      385         690          77.22
701-720.............      135         48,052,948.26    11.11      355,947.76    2.600      392         710          75.52
721-740.............       91         33,968,664.58     7.86      373,282.03    2.895      404         729          74.69
741-760.............       72         26,430,103.33     6.11      367,084.77    2.927      401         751          76.25
761-780.............       65         21,792,131.79     5.04      335,263.57    2.473      415         769          74.27
781-800.............       32         10,732,046.23     2.48      335,376.44    3.132      397         789          75.25
801-820.............        8          2,195,702.62     0.51      274,462.83    2.625      392         805          72.84
Not Available.......        2            419,960.28     0.10      209,980.14    1.000      359         N/A          74.24
                        -----    ------------------   ------
   Total............    1,229    $   432,381,734.77   100.00%
                        =====    ==================   ======

------------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 2 is approximately 687.

                             DOCUMENTATION PROGRAMS

                                                                                                WEIGHTED              WEIGHTED
                                                          PERCENT OF     AVERAGE    WEIGHTED    AVERAGE    WEIGHTED    AVERAGE
                               NUMBER       AGGREGATE      MORTGAGE     PRINCIPAL   AVERAGE    REMAINING   AVERAGE    ORIGINAL
                                 OF         PRINCIPAL      LOANS IN      BALANCE    CURRENT    TERM TO      FICO     LOAN-TO-
DOCUMENTATION                 MORTGAGE       BALANCE         LOAN     OUTSTANDING   MORTGAGE    MATURITY    CREDIT   VALUE RATIO
PROGRAMS                        LOANS      OUTSTANDING      GROUP 2        ($)       RATE (%)    (MONTHS)    SCORE        (%)
----------------------------- --------  ----------------  ----------  -----------  ----------  ----------  --------  -----------
CLUES Plus...................      2    $     402,723.00     0.09%     201,361.50    3.499        479        723       57.82
Full/Alternative.............    156       44,173,571.65    10.22      283,163.92    3.363        393        678       77.45
Reduced......................    863      327,816,147.13    75.82      379,856.49    2.499        392        687       75.48
Stated Income/Stated Asset...    208       59,989,292.99    13.87      288,410.06    2.264        379        695       73.16
                               -----    ----------------   ------
   Total.....................  1,229    $ 432,381,734.77   100.00%
                               =====    ================   ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                     WEIGHTED
                                                 PERCENT OF     AVERAGE    WEIGHTED    AVERAGE                  WEIGHTED
RANGE OF              NUMBER       AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE   REMAINING    WEIGHTED     AVERAGE
ORIGINAL                OF         PRINCIPAL      LOANS IN      BALANCE     CURRENT    TERM TO      AVERAGE     ORIGINAL
LOAN-TO-VALUE        MORTGAGE       BALANCE        LOAN      OUTSTANDING  MORTGAGE   MATURITY    FICO CREDIT  LOAN-TO-VALUE
RATIOS (%)            LOANS      OUTSTANDING      GROUP 2         ($)      RATE (%)   (MONTHS)       SCORE       RATIO (%)
-------------------  --------  ----------------  ----------  -----------  ---------  ----------  -----------  -------------
50.00 or Less......      38    $   9,090,053.70     2.10%     239,211.94    2.027       399          688           38.28
50.01 to 55.00.....      22        7,272,893.02     1.68      330,586.05    2.578       405          710           52.57
55.01 to 60.00.....      43       13,986,629.77     3.23      325,270.46    2.258       378          685           57.75
60.01 to 65.00.....      55       18,769,263.46     4.34      341,259.34    2.076       389          680           63.11
65.01 to 70.00.....     154       51,936,135.49    12.01      337,247.63    2.385       388          691           69.02
70.01 to 75.00.....     187       79,796,709.30    18.46      426,720.37    2.644       386          675           74.34
75.01 to 80.00.....     610      220,014,135.37    50.88      360,678.91    2.392       396          689           79.60
80.01 to 85.00.....      30        8,644,636.22     2.00      288,154.54    4.106       369          673           84.41
85.01 to 90.00.....      52       13,193,479.54     3.05      253,720.76    4.110       364          695           89.28
90.01 to 95.00.....      38        9,677,798.90     2.24      254,678.92    4.802       367          729           94.82
                      -----    ----------------   ------
   Total...........   1,229    $ 432,381,734.77   100.00%
                      =====    ================   ======

-----------------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 is approximately 75.35%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                         WEIGHTED
                                                     PERCENT OF    AVERAGE    WEIGHTED    AVERAGE                    WEIGHTED
                          NUMBER        AGGREGATE     MORTGAGE    PRINCIPAL   AVERAGE    REMAINING    WEIGHTED       AVERAGE
                            OF          PRINCIPAL     LOANS IN     BALANCE    CURRENT     TERM TO      AVERAGE       ORIGINAL
                         MORTGAGE        BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY    FICO CREDIT  LOAN-TO-VALUE
STATE                     LOANS        OUTSTANDING    GROUP 2        ($)      RATE (%)   (MONTHS)       SCORE       RATIO (%)
----------------------  ---------  ----------------  ----------  -----------  --------  -----------  -----------  -------------
Alabama...............        5    $     657,601.95     0.15%     131,520.39    5.318       358          714           78.73
Arizona...............       29        7,288,449.06     1.69      251,325.83    3.300       405          700           75.93
California............      613      254,627,848.86    58.89      415,379.85    2.528       398          685           74.38
Colorado..............       18        5,644,721.32     1.31      313,595.63    2.280       362          690           81.02
Connecticut...........        9        3,011,652.59     0.70      334,628.07    3.699       387          671           70.20
Delaware..............        1          684,800.00     0.16      684,800.00    1.500       360          630           80.00
District Of Columbia..        1          134,000.00     0.03      134,000.00    1.500       360          645           69.79
Florida...............      223       69,419,719.37    16.06      311,299.19    2.454       374          693           76.01
Georgia...............        4          995,434.90     0.23      248,858.73    2.591       360          674           76.31
Hawaii................        8        3,782,750.00     0.87      472,843.75    1.290       360          685           68.99
Idaho.................        9        1,910,646.62     0.44      212,294.07    1.876       360          696           79.53
Illinois..............       12        2,653,042.90     0.61      221,086.91    2.477       402          673           76.62
Indiana...............        7          818,060.38     0.19      116,865.77    2.722       360          665           75.75
Kansas................        1          176,800.00     0.04      176,800.00    1.500       360          642           80.00
Kentucky..............        2          254,931.93     0.06      127,465.97    4.557       360          698           79.01
Louisiana.............        5          973,409.75     0.23      194,681.95    6.750       356          700           78.54
Maryland..............       20        7,394,625.96     1.71      369,731.30    3.420       418          694           73.49
Massachusetts.........        2          716,506.09     0.17      358,253.05    4.804       356          690           79.47
Michigan..............       24        5,137,452.24     1.19      214,060.51    2.000       382          689           76.10
Minnesota.............       17        3,538,535.00     0.82      208,149.12    1.848       393          678           78.54
Mississippi...........        1          142,287.62     0.03      142,287.62    6.875       354          646           80.00
Missouri..............        5        1,258,769.41     0.29      251,753.88    3.840       413          674           82.18
Montana...............        1          151,200.00     0.03      151,200.00    1.000       360          684           80.00
Nevada................       66       19,683,468.81     4.55      298,234.38    3.350       383          700           78.36
New Hampshire.........        6        1,427,135.17     0.33      237,855.86    2.329       360          676           77.25
New Jersey............       13        4,029,825.00     0.93      309,986.54    2.021       381          661           76.87
New York..............       19        7,460,028.62     1.73      392,633.09    2.048       360          700           75.27
Ohio..................       13        1,866,510.13     0.43      143,577.70    2.203       367          683           77.58
Oklahoma..............        3          423,385.00     0.10      141,128.33    1.843       442          727           56.40
Oregon................       10        2,575,965.32     0.60      257,596.53    2.800       378          685           80.63
Pennsylvania..........       10        1,764,320.00     0.41      176,432.00    1.939       375          670           81.45
Rhode Island..........        6        1,257,486.71     0.29      209,581.12    2.462       360          696           76.55
Tennessee.............        2          465,000.00     0.11      232,500.00    1.952       360          690           83.29
Texas.................        7        2,195,932.66     0.51      313,704.67    3.175       401          694           80.85
Utah..................       11        2,277,200.00     0.53      207,018.18    1.946       360          699           82.88
Virginia..............       21        7,774,969.01     1.80      370,236.62    2.169       382          676           79.61
Washington............       22        7,104,312.39     1.64      322,923.29    2.443       377          681           76.60
Wisconsin.............        3          702,950.00     0.16      234,316.67    1.699       360          652           78.09
                          -----    ----------------   ------
   Total..............    1,229    $ 432,381,734.77   100.00%
                          =====    ================   ======

-------------------
(1) As of the cut-off date, no more than approximately 0.739% of the Mortgage Loans in Loan Group 2 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                            WEIGHTED
                                                       PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                  WEIGHTED
                            NUMBER        AGGREGATE     MORTGAGE     PRINCIPAL   AVERAGE   REMAINING   WEIGHTED      AVERAGE
                              OF          PRINCIPAL     LOANS IN      BALANCE    CURRENT    TERM TO     AVERAGE      ORIGINAL
                           MORTGAGE        BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY   FICO CREDIT  LOAN-TO-VALUE
LOAN PURPOSE                LOANS       OUTSTANDING     GROUP 2         ($)      RATE (%)   (MONTHS)     SCORE        RATIO (%)
-------------------------  --------  ----------------  ----------  -----------  ---------  ---------  -----------  -------------
Refinance (cash-out).....     673    $ 239,561,197.97    55.41%     355,960.18    2.662       388          684          72.98
Purchase.................     320      113,245,147.52    26.19      353,891.09    2.529       389          702          78.89
Refinance (rate/term)....     236       79,575,389.28    18.40      337,183.85    2.275       398          677          77.42
                            -----    ----------------   ------
   Total.................   1,229    $ 432,381,734.77   100.00%
                            =====    ================   ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                             WEIGHTED
                                                         PERCENT OF    AVERAGE     WEIGHTED   AVERAGE                  WEIGHTED
                              NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE   REMAINING    WEIGHTED     AVERAGE
                                OF        PRINCIPAL       LOANS IN     BALANCE     CURRENT    TERM TO     AVERAGE      ORIGINAL
                             MORTGAGE      BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   FICO CREDIT  LOAN-TO-VALUE
PROPERTY TYPE                 LOANS      OUTSTANDING      GROUP 2        ($)       RATE (%)   (MONTHS)    SCORE        RATIO (%)
---------------------------  --------  ----------------  ----------  -----------  ---------  ---------  -----------  -------------
2-4 Family Residence.......     106    $  38,278,565.63     8.85%     361,118.54    2.339       383         693          74.09
Condominium Hotel..........       2          323,750.00     0.07      161,875.00    1.371       360         782          76.24
Cooperative................       1          260,000.00     0.06      260,000.00    1.000       360         681          49.52
High-rise Condominium......      14        7,555,380.27     1.75      539,670.02    1.865       387         688          77.02
Low-rise Condominium.......     142       37,789,362.38     8.74      266,122.27    2.895       389         687          78.36
Planned Unit Development...     217       85,405,251.84    19.75      393,572.59    2.738       394         689          76.64
Single Family Residence....     747      262,769,424.65    60.77      351,766.30    2.503       390         686          74.65
                              -----    ----------------   ------
   Total...................   1,229    $ 432,381,734.77   100.00%
                              =====    ================   ======

-------------------
(1)   Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                              WEIGHTED                 WEIGHTED
                                                         PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                  AVERAGE
                              NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL   AVERAGE   REMAINING    WEIGHTED     ORIGINAL
                                OF        PRINCIPAL       LOANS IN      BALANCE    CURRENT    TERM TO     AVERAGE      LOAN-TO-
                             MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   FICO CREDIT   VALUE RATIO
OCCUPANCY TYPE                 LOANS     OUTSTANDING      GROUP 2       ($)        RATE (%)  (MONTHS)      SCORE         (%)
---------------------------  --------  ----------------  ----------  -----------  ---------  ---------  -----------  -------------
Investment Property........     199    $  51,882,275.53    12.00%     260,714.95    2.938       381         701          72.86
Primary Residence..........     984      364,851,887.83    84.38      370,784.44    2.523       391         684          75.68
Secondary Residence........      46       15,647,571.41     3.62      340,164.60    2.052       390         707          75.90
                              -----    ----------------   ------
   Total...................   1,229    $ 432,381,734.77   100.00%
                              =====    ================   ======

----------------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                         WEIGHTED
                                                         PERCENT OF    AVERAGE    WEIGHTED    WEIGHTED   AVERAGE
                              NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE    AVERAGE    ORIGINAL
REMAINING TERM                  OF        PRINCIPAL       LOANS IN     BALANCE     CURRENT     FICO      LOAN-TO-
TO MATURITY                  MORTGAGE      BALANCE          LOAN     OUTSTANDING  MORTGAGE    CREDIT    VALUE RATIO
(MONTHS)                      LOANS      OUTSTANDING      GROUP 2        ($)       RATE (%)    SCORE        (%)
---------------------------  --------  ----------------  ----------  -----------  ---------  ---------  -----------
480........................     189    $  75,358,279.00    17.43%     398,721.05    1.614       699        74.69
479........................      56       20,865,903.93     4.83      372,605.43    6.891       699        73.12
478........................      27        9,438,526.05     2.18      349,575.04    7.379       693        76.89
477........................       4        1,842,786.85     0.43      460,696.71    7.424       729        82.87
476........................       3        1,546,103.85     0.36      515,367.95    7.150       740        72.91
475........................       1          528,586.15     0.12      528,586.15    7.125       632        80.00
360........................     791      273,098,600.00    63.16      345,257.40    1.630       682        75.54
359........................     117       37,686,339.50     8.72      322,105.47    5.922       690        74.88
358........................      18        5,831,474.51     1.35      323,970.81    5.323       709        76.44
357........................      10        2,618,105.29     0.61      261,810.53    6.586       665        78.32
356........................       3        1,242,492.96     0.29      414,164.32    7.611       685        82.00
355........................       6        1,541,310.76     0.36      256,885.13    6.354       715        80.72

                                                                                                         WEIGHTED
                                                         PERCENT OF    AVERAGE    WEIGHTED    WEIGHTED   AVERAGE
                              NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE    AVERAGE    ORIGINAL
REMAINING TERM                  OF        PRINCIPAL       LOANS IN     BALANCE     CURRENT     FICO      LOAN-TO-
TO MATURITY                  MORTGAGE      BALANCE          LOAN     OUTSTANDING  MORTGAGE    CREDIT    VALUE RATIO
(MONTHS)                      LOANS      OUTSTANDING      GROUP 2        ($)       RATE (%)    SCORE        (%)
---------------------------  --------  ----------------  ----------  -----------  ---------  ---------  -----------
354........................       3          577,570.75     0.13      192,523.58    7.098      705         79.39
347........................       1          205,655.17     0.05      205,655.17    7.625      699         79.99
                              -----    ----------------   ------
   Total...................   1,229    $ 432,381,734.77   100.00%
                              =====    ================   ======

-----------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 2 is approximately 390 months.

                                GROSS MARGINS(1)

                                                                                             WEIGHTED
                                                         PERCENT OF    AVERAGE    WEIGHTED    AVERAGE                  WEIGHTED
                              NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL   AVERAGE    REMAINING   WEIGHTED       AVERAGE
GROSS                           OF        PRINCIPAL       LOANS IN     BALANCE    CURRENT     TERM TO     AVERAGE      ORIGINAL
MARGIN                       MORTGAGE      BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   FICO CREDIT  LOAN-TO-VALUE
(%)                            LOANS     OUTSTANDING      GROUP 2        ($)      RATE (%)   (MONTHS)      SCORE       RATIO (%)
---------------------------  --------  ----------------  ----------  -----------  ---------  ---------  -----------  -------------
1.625......................       1    $     290,385.00     0.07%     290,385.00    2.000       479         755          50.17
1.650......................       1          923,000.00     0.21      923,000.00    1.500       360         794          79.23
1.750......................       1          352,000.00     0.08      352,000.00    1.750       480         779          80.00
1.775......................       1          300,000.00     0.07      300,000.00    1.000       360         621          46.15
1.900......................       1          166,800.00     0.04      166,800.00    1.500       360         683          80.00
2.125......................       1          239,120.00     0.06      239,120.00    1.000       360         619          80.00
2.225......................       3          832,358.32     0.19      277,452.77    2.876       399         668          73.50
2.250......................       1          309,000.00     0.07      309,000.00    1.500       360         641          73.57
2.275......................       1          220,513.53     0.05      220,513.53    5.875       359         656          76.21
2.300......................       1          318,352.58     0.07      318,352.58    6.750       359         624          78.77
2.325......................       1          850,000.00     0.20      850,000.00    1.000       360         641          56.67
2.350......................       1          787,500.00     0.18      787,500.00    1.000       360         686          75.00
2.375......................       1          540,000.00     0.12      540,000.00    1.000       360         704          80.00
2.400......................       1          142,287.62     0.03      142,287.62    6.875       354         646          80.00
2.425......................       6        3,672,800.00     0.85      612,133.33    1.229       386         733          67.67
2.450......................       5        2,568,581.42     0.59      513,716.28    4.359       420         729          73.04
2.475......................       2          654,851.71     0.15      327,425.86    4.969       417         725          77.79
2.500......................       6        2,491,100.00     0.58      415,183.33    1.662       398         707          76.84
2.525......................       2          613,560.66     0.14      306,780.33    4.424       423         673          78.22
2.550......................       1          450,000.00     0.10      450,000.00    1.500       360         751          63.38
2.575......................       7        3,233,238.86     0.75      461,891.27    2.424       360         676          72.71
2.600......................       2        1,217,716.63     0.28      608,858.32    7.125       445         709          78.85
2.625......................       2          638,960.60     0.15      319,480.30    4.664       479         716          60.96
2.650......................       7        3,213,970.00     0.74      459,138.57    1.060       375         746          58.65
2.675......................       4        1,355,687.33     0.31      338,921.83    5.069       435         665          75.41
2.700......................       3          746,455.00     0.17      248,818.33    1.488       402         665          61.33
2.725......................       5        2,708,452.89     0.63      541,690.58    2.151       369         704          74.19
2.750......................       7        2,236,399.55     0.52      319,485.65    6.261       386         700          78.87
2.800......................      14        5,113,520.00     1.18      365,251.43    1.179       360         700          74.35
2.825......................      32       11,053,974.74     2.56      345,436.71    4.097       367         687          73.22
2.850......................       3        1,127,692.23     0.26      375,897.41    6.075       454         674          76.05
2.875......................      23        9,006,739.73     2.08      391,597.38    1.912       392         708          74.93
2.900......................      19        6,406,294.67     1.48      337,173.40    4.233       383         692          65.02
2.925......................       6        1,698,637.25     0.39      283,106.21    7.375       477         738          83.42
2.950......................      26       11,180,883.04     2.59      430,033.96    2.384       379         700          74.35
2.975......................       2          759,278.98     0.18      379,639.49    3.198       359         696          76.69
3.000......................       3          584,237.50     0.14      194,745.83    4.284       402         737          77.72
3.025......................      13        4,383,504.70     1.01      337,192.67    3.203       383         698          74.68
3.050......................       1          374,000.00     0.09      374,000.00    1.250       480         674          80.00
3.075......................      67       24,136,222.70     5.58      360,242.13    4.553       424         692          75.31
3.125......................       8        3,395,245.17     0.79      424,405.65    1.690       401         697          77.12
3.150......................      43       14,011,734.31     3.24      325,854.29    5.864       401         676          74.11
3.175......................      20        7,468,650.24     1.73      373,432.51    1.287       365         685          70.25
3.200......................      49       16,871,172.10     3.90      344,309.63    2.372       392         712          74.74
3.225......................       7        2,459,572.15     0.57      351,367.45    3.770       380         684          80.00

                                                                                             WEIGHTED
                                                         PERCENT OF    AVERAGE    WEIGHTED    AVERAGE                  WEIGHTED
                              NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL   AVERAGE    REMAINING   WEIGHTED       AVERAGE
GROSS                           OF        PRINCIPAL       LOANS IN     BALANCE    CURRENT     TERM TO     AVERAGE      ORIGINAL
MARGIN                       MORTGAGE      BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   FICO CREDIT  LOAN-TO-VALUE
(%)                            LOANS     OUTSTANDING      GROUP 2        ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------------------  --------  ----------------  ----------  -----------  ---------  ---------  -----------  -------------
3.250......................      26       10,121,640.00     2.34      389,293.85    1.162       376         719          69.94
3.275......................       5        2,079,024.89     0.48      415,804.98    4.555       391         655          76.67
3.300......................      13        4,190,012.00     0.97      322,308.62    1.360       433         726          74.77
3.325......................      87       29,036,524.84     6.72      333,753.16    1.863       375         693          75.31
3.350......................       3        1,027,400.00     0.24      342,466.67    1.426       360         674          80.00
3.375......................      24        8,032,070.34     1.86      334,669.60    1.406       431         700          70.76
3.400......................      52       14,168,792.57     3.28      272,476.78    3.687       387         674          75.00
3.450......................     253       83,529,776.47    19.32      330,157.22    2.224       377         687          76.16
3.500......................      23       10,083,623.67     2.33      438,418.42    1.503       411         687          78.35
3.525......................       7        1,880,673.54     0.43      268,667.65    2.368       384         652          75.79
3.550......................      26        7,501,220.00     1.73      288,508.46    1.484       363         658          76.92
3.575......................     229       87,352,688.90    20.20      381,452.79    1.874       399         665          76.64
3.600......................       1          388,800.00     0.09      388,800.00    2.250       360         646          80.00
3.625......................       1          242,250.00     0.06      242,250.00    4.250       360         684          85.00
3.650......................       4        1,239,610.00     0.29      309,902.50    2.707       360         653          78.28
3.700......................      12        3,914,546.00     0.91      326,212.17    1.587       474         716          75.10
3.725......................       1          202,005.83     0.05      202,005.83    2.250       359         711          80.00
3.850......................       1          285,000.00     0.07      285,000.00    2.750       360         643          75.00
3.900......................       1          220,804.56     0.05      220,804.56    4.875       358         776          95.00
3.925......................       1          104,485.00     0.02      104,485.00    4.000       360         718          95.00
3.950......................       1          104,000.00     0.02      104,000.00    2.750       360         659          79.63
3.975......................       4        1,056,000.00     0.24      264,000.00    2.401       430         662          77.19
4.000......................       2          545,425.00     0.13      272,712.50    3.161       360         711          86.69
4.025......................       3        1,015,316.10     0.23      338,438.70    4.529       359         728          89.80
4.075......................       3        1,167,500.00     0.27      389,166.67    2.469       426         697          78.10
4.100......................       5        3,396,845.00     0.79      679,369.00    2.642       360         668          73.34
4.125......................       1          104,500.00     0.02      104,500.00    5.250       360         643          95.00
4.150......................       3          812,484.10     0.19      270,828.03    7.336       359         692          90.15
4.175......................       1          257,630.00     0.06      257,630.00    4.375       360         716          95.00
4.250......................       1          141,950.00     0.03      141,950.00    3.375       360         623          85.00
4.275......................       1          356,000.00     0.08      356,000.00    1.750       480         726          80.00
4.300......................       1          173,350.00     0.04      173,350.00    4.125       360         773          94.99
4.325......................       7        1,819,483.90     0.42      259,926.27    4.179       360         690          89.40
4.375......................       3          639,900.00     0.15      213,300.00    3.500       360         762          90.00
4.450......................       3          721,370.49     0.17      240,456.83    6.245       359         706          86.18
4.575......................       7        1,834,053.30     0.42      262,007.61    4.560       360         690          90.11
4.700......................       1          350,627.06     0.08      350,627.06    8.375       359         730          95.00
5.075......................       1          179,900.00     0.04      179,900.00    4.000       360         645          89.99
                              -----    ----------------   ------
   Total...................   1,229    $ 432,381,734.77   100.00%
                              =====    ================   ======

-----------------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 2 was approximately 3.303%.

                            MAXIMUM MORTGAGE RATES(1)

                                                                                             WEIGHTED
                                                         PERCENT OF    AVERAGE     WEIGHTED   AVERAGE                  WEIGHTED
                              NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE   REMAINING    WEIGHTED      AVERAGE
MAXIMUM                         OF        PRINCIPAL       LOANS IN     BALANCE     CURRENT    TERM TO     AVERAGE      ORIGINAL
MORTGAGE                     MORTGAGE      BALANCE         LOAN      OUTSTANDING   MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATE (%)                      LOANS      OUTSTANDING      GROUP 2        ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------------------  --------  ----------------  ----------  -----------  ---------  ---------  -----------  -------------
9.500......................       1    $     519,251.19     0.12%     519,251.19    7.125       479         708          76.47
9.950......................   1,217      428,197,002.39    99.03      351,846.35    2.542       390         687          75.30
10.450.....................       1          300,000.00     0.07      300,000.00    1.500       360         653          80.00
10.825.....................       1          289,000.00     0.07      289,000.00    2.875       360         677          85.00
10.950.....................       1          170,000.00     0.04      170,000.00    3.500       360         708          85.00
11.075.....................       1          155,000.00     0.04      155,000.00    3.625       360         666          86.11
11.200.....................       1          459,200.00     0.11      459,200.00    1.250       480         755          80.00
11.325.....................       2          644,730.36     0.15      322,365.18    8.318       359         749          95.00
11.950.....................       1          344,000.00     0.08      344,000.00    2.000       360         655          80.00

                                                                                             WEIGHTED
                                                         PERCENT OF    AVERAGE     WEIGHTED   AVERAGE                  WEIGHTED
                              NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE   REMAINING    WEIGHTED      AVERAGE
          MAXIMUM               OF        PRINCIPAL       LOANS IN     BALANCE     CURRENT    TERM TO     AVERAGE      ORIGINAL
         MORTGAGE            MORTGAGE      BALANCE         LOAN      OUTSTANDING   MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
         RATE (%)             LOANS      OUTSTANDING      GROUP 2        ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------------------  --------  ----------------  ----------  -----------  ---------  ---------  -----------  -------------
14.500.....................       1          368,550.83     0.09      368,550.83    7.625       357         648          75.00
15.000.....................       2          935,000.00     0.22      467,500.00    1.261       360         697          69.33
                              -----    ----------------   ------
   Total...................   1,229    $ 432,381,734.77   100.00%
                              =====    ================   ======

----------------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 2 was approximately 9.971%.

                            MINIMUM MORTGAGE RATES(1)

                                                                                         WEIGHTED
                                                  PERCENT OF     AVERAGE      WEIGHTED    AVERAGE                  WEIGHTED
                       NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL     AVERAGE    REMAINING   WEIGHTED       AVERAGE
       MINIMUM           OF        PRINCIPAL      LOANS IN      BALANCE       CURRENT     TERM TO     AVERAGE      ORIGINAL
      MORTGAGE        MORTGAGE      BALANCE          LOAN      OUTSTANDING    MORTGAGE   MATURITY   FICO CREDIT  LOAN-TO-VALUE
      RATE (%)         LOANS      OUTSTANDING       GROUP 2        ($)        RATE (%)   (MONTHS)      SCORE       RATIO (%)
--------------------  --------  ----------------  ----------  -------------  ----------  ---------  -----------  -------------
1.625...............       1    $     290,385.00     0.07%     290,385.00       2.000       479         755          50.17
1.650...............       1          923,000.00     0.21      923,000.00       1.500       360         794          79.23
1.750...............       1          352,000.00     0.08      352,000.00       1.750       480         779          80.00
1.775...............       1          300,000.00     0.07      300,000.00       1.000       360         621          46.15
1.900...............       1          166,800.00     0.04      166,800.00       1.500       360         683          80.00
2.125...............       1          239,120.00     0.06      239,120.00       1.000       360         619          80.00
2.225...............       3          832,358.32     0.19      277,452.77       2.876       399         668          73.50
2.250...............       1          309,000.00     0.07      309,000.00       1.500       360         641          73.57
2.275...............       1          220,513.53     0.05      220,513.53       5.875       359         656          76.21
2.300...............       1          318,352.58     0.07      318,352.58       6.750       359         624          78.77
2.325...............       1          850,000.00     0.20      850,000.00       1.000       360         641          56.67
2.350...............       1          787,500.00     0.18      787,500.00       1.000       360         686          75.00
2.375...............       1          540,000.00     0.12      540,000.00       1.000       360         704          80.00
2.400...............       1          142,287.62     0.03      142,287.62       6.875       354         646          80.00
2.425...............       6        3,672,800.00     0.85      612,133.33       1.229       386         733          67.67
2.450...............       5        2,568,581.42     0.59      513,716.28       4.359       420         729          73.04
2.475...............       2          654,851.71     0.15      327,425.86       4.969       417         725          77.79
2.500...............       6        2,491,100.00     0.58      415,183.33       1.662       398         707          76.84
2.525...............       2          613,560.66     0.14      306,780.33       4.424       423         673          78.22
2.550...............       1          450,000.00     0.10      450,000.00       1.500       360         751          63.38
2.575...............       7        3,233,238.86     0.75      461,891.27       2.424       360         676          72.71
2.600...............       2        1,217,716.63     0.28      608,858.32       7.125       445         709          78.85
2.625...............       2          638,960.60     0.15      319,480.30       4.664       479         716          60.96
2.650...............       7        3,213,970.00     0.74      459,138.57       1.060       375         746          58.65
2.675...............       4        1,355,687.33     0.31      338,921.83       5.069       435         665          75.41
2.700...............       3          746,455.00     0.17      248,818.33       1.488       402         665          61.33
2.725...............       5        2,708,452.89     0.63      541,690.58       2.151       369         704          74.19
2.750...............       7        2,236,399.55     0.52      319,485.65       6.261       386         700          78.87
2.800...............      14        5,113,520.00     1.18      365,251.43       1.179       360         700          74.35
2.825...............      32       11,053,974.74     2.56      345,436.71       4.097       367         687          73.22
2.850...............       3        1,127,692.23     0.26      375,897.41       6.075       454         674          76.05
2.875...............      23        9,006,739.73     2.08      391,597.38       1.912       392         708          74.93
2.900...............      19        6,406,294.67     1.48      337,173.40       4.233       383         692          65.02
2.925...............       6        1,698,637.25     0.39      283,106.21       7.375       477         738          83.42
2.950...............      26       11,180,883.04     2.59      430,033.96       2.384       379         700          74.35
2.975...............       2          759,278.98     0.18      379,639.49       3.198       359         696          76.69
3.000...............       3          584,237.50     0.14      194,745.83       4.284       402         737          77.72
3.025...............      13        4,383,504.70     1.01      337,192.67       3.203       383         698          74.68
3.050...............       1          374,000.00     0.09      374,000.00       1.250       480         674          80.00
3.075...............      67       24,136,222.70     5.58      360,242.13       4.553       424         692          75.31
3.125...............       8        3,395,245.17     0.79      424,405.65       1.690       401         697          77.12
3.150...............      43       14,011,734.31     3.24      325,854.29       5.864       401         676          74.11
3.175...............      20        7,468,650.24     1.73      373,432.51       1.287       365         685          70.25
3.200...............      49       16,871,172.10     3.90      344,309.63       2.372       392         712          74.74
3.225...............       7        2,459,572.15     0.57      351,367.45       3.770       380         684          80.00

                                                                                         WEIGHTED
                                                  PERCENT OF     AVERAGE      WEIGHTED    AVERAGE                  WEIGHTED
                       NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL     AVERAGE    REMAINING   WEIGHTED       AVERAGE
      MINIMUM            OF        PRINCIPAL      LOANS IN      BALANCE       CURRENT     TERM TO     AVERAGE      ORIGINAL
      MORTGAGE        MORTGAGE      BALANCE          LOAN      OUTSTANDING    MORTGAGE   MATURITY   FICO CREDIT  LOAN-TO-VALUE
      RATE (%)         LOANS      OUTSTANDING       GROUP 2        ($)        RATE (%)   (MONTHS)      SCORE       RATIO (%)
--------------------  --------  ----------------  ----------  -------------  ----------  ---------  -----------  -------------
3.250...............      26       10,121,640.00     2.34      389,293.85       1.162       376         719          69.94
3.275...............       5        2,079,024.89     0.48      415,804.98       4.555       391         655          76.67
3.300...............      13        4,190,012.00     0.97      322,308.62       1.360       433         726          74.77
3.325...............      87       29,036,524.84     6.72      333,753.16       1.863       375         693          75.31
3.350...............       3        1,027,400.00     0.24      342,466.67       1.426       360         674          80.00
3.375...............      24        8,032,070.34     1.86      334,669.60       1.406       431         700          70.76
3.400...............      52       14,168,792.57     3.28      272,476.78       3.687       387         674          75.00
3.450...............     253       83,529,776.47    19.32      330,157.22       2.224       377         687          76.16
3.500...............      23       10,083,623.67     2.33      438,418.42       1.503       411         687          78.35
3.525...............       7        1,880,673.54     0.43      268,667.65       2.368       384         652          75.79
3.550...............      26        7,501,220.00     1.73      288,508.46       1.484       363         658          76.92
3.575...............     229       87,352,688.90    20.20      381,452.79       1.874       399         665          76.64
3.600...............       1          388,800.00     0.09      388,800.00       2.250       360         646          80.00
3.625...............       1          242,250.00     0.06      242,250.00       4.250       360         684          85.00
3.650...............       4        1,239,610.00     0.29      309,902.50       2.707       360         653          78.28
3.700...............      12        3,914,546.00     0.91      326,212.17       1.587       474         716          75.10
3.725...............       1          202,005.83     0.05      202,005.83       2.250       359         711          80.00
3.850...............       1          285,000.00     0.07      285,000.00       2.750       360         643          75.00
3.900...............       1          220,804.56     0.05      220,804.56       4.875       358         776          95.00
3.925...............       1          104,485.00     0.02      104,485.00       4.000       360         718          95.00
3.950...............       1          104,000.00     0.02      104,000.00       2.750       360         659          79.63
3.975...............       4        1,056,000.00     0.24      264,000.00       2.401       430         662          77.19
4.000...............       2          545,425.00     0.13      272,712.50       3.161       360         711          86.69
4.025...............       3        1,015,316.10     0.23      338,438.70       4.529       359         728          89.80
4.075...............       3        1,167,500.00     0.27      389,166.67       2.469       426         697          78.10
4.100...............       5        3,396,845.00     0.79      679,369.00       2.642       360         668          73.34
4.125...............       1          104,500.00     0.02      104,500.00       5.250       360         643          95.00
4.150...............       3          812,484.10     0.19      270,828.03       7.336       359         692          90.15
4.175...............       1          257,630.00     0.06      257,630.00       4.375       360         716          95.00
4.250...............       1          141,950.00     0.03      141,950.00       3.375       360         623          85.00
4.275...............       1          356,000.00     0.08      356,000.00       1.750       480         726          80.00
4.300...............       1          173,350.00     0.04      173,350.00       4.125       360         773          94.99
4.325...............       7        1,819,483.90     0.42      259,926.27       4.179       360         690          89.40
4.375...............       3          639,900.00     0.15      213,300.00       3.500       360         762          90.00
4.450...............       3          721,370.49     0.17      240,456.83       6.245       359         706          86.18
4.575...............       7        1,834,053.30     0.42      262,007.61       4.560       360         690          90.11
4.700...............       1          350,627.06     0.08      350,627.06       8.375       359         730          95.00
5.075...............       1          179,900.00     0.04      179,900.00       4.000       360         645          89.99
                       -----    ----------------  -------
   Total..........     1,229    $ 432,381,734.77   100.00%
                       =====    ================  =======

------------------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 2 was approximately 3.303%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                         WEIGHTED
                                                  PERCENT OF    AVERAGE       WEIGHTED    AVERAGE                  WEIGHTED
                       NUMBER       AGGREGATE      MORTGAGE    PRINCIPAL      AVERAGE    REMAINING   WEIGHTED      AVERAGE
INITIAL RATE             OF         PRINCIPAL      LOANS IN     BALANCE       CURRENT     TERM TO     AVERAGE      ORIGINAL
ADJUSTMENT            MORTGAGE       BALANCE         LOAN     OUTSTANDING     MORTGAGE   MATURITY   FICO CREDIT  LOAN-TO-VALUE
DATE                    LOANS      OUTSTANDING      GROUP 2        ($)        RATE (%)   (MONTHS)      SCORE       RATIO (%)
--------------------  --------  ----------------  ----------  -------------  ----------  ---------  -----------  -------------
February 1, 2005....       1    $     205,655.17     0.05%     205,655.17      7.625        347        699          79.99
September 1, 2005...       2          435,283.13     0.10      217,641.57      7.170        354        725          79.20
October 1, 2005.....       7        2,069,896.91     0.48      295,699.56      6.551        386        694          80.53
November 1, 2005....       7        2,930,884.43     0.68      418,697.78      7.332        419        712          77.11
December 1, 2005....      14        4,460,892.14     1.03      318,635.15      6.932        407        691          80.20
January 1, 2006.....      43       14,946,175.74     3.46      347,585.48      6.823        436        699          76.63
February 1, 2006....     166       56,415,091.48    13.05      339,849.95      6.375        401        693          74.33
March 1, 2006.......     899      320,799,457.00    74.19      356,840.33      1.605        386        687          75.37
April 1, 2006.......      57       19,783,138.77     4.58      347,072.61      1.589        393        680          74.15
May 1, 2006.........      29        9,246,415.00     2.14      318,841.90      2.565        376        657          77.47
June 1, 2006........       4        1,088,845.00     0.25      272,211.25      2.698        360        694          70.71
                       -----    ----------------   ------
   Total............   1,229    $ 432,381,734.77   100.00%
                       =====    ================   ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                         WEIGHTED
                                                  PERCENT OF     AVERAGE      WEIGHTED    AVERAGE                  WEIGHTED
                       NUMBER       AGGREGATE      MORTGAGE     PRINCIPAL     AVERAGE    REMAINING   WEIGHTED       AVERAGE
MAXIMUM                  OF         PRINCIPAL      LOANS IN      BALANCE      CURRENT     TERM TO     AVERAGE      ORIGINAL
NEGATIVE              MORTGAGE       BALANCE         LOAN      OUTSTANDING    MORTGAGE    MATURITY  FICO CREDIT  LOAN-TO-VALUE
AMORTIZATION(%)        LOANS       OUTSTANDING     GROUP 2         ($)        RATE (%)    (MONTHS)     SCORE       RATIO (%)
--------------------  --------  ----------------  ----------  -------------  ----------  ---------  -----------  -------------
 110................       18   $   7,173,084.79     1.66%      398,504.71     2.090        360        698          75.48
 115................    1,211     425,208,649.98    98.34       351,121.92     2.564        391        687          75.34
                        -----   ----------------   ------
   Total............    1,229   $ 432,381,734.77   100.00%
                        =====   ================   ======

------------------
(1) Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                        WEIGHTED
                                                   PERCENT OF    AVERAGE     WEIGHTED    AVERAGE   WEIGHTED     WEIGHTED
                       NUMBER                       MORTGAGE    PRINCIPAL     AVERAGE   REMAINING  AVERAGE      AVERAGE
                         OF         AGGREGATE       LOANS IN     BALANCE      CURRENT    TERM TO     FICO    ORIGINAL LOAN-
FIXED RATE PERIOD     MORTGAGE  PRINCIPAL BALANCE     OAN      OUTSTANDING   MORTGAGE   MATURITY    CREDIT   TO-VALUE RATIO
(MONTHS)                LOANS      OUTSTANDING      GROUP 2        ($)       RATE (%)   (MONTHS)    SCORE         (%)
--------------------  --------  -----------------  ----------  -----------  ----------  ---------  --------  --------------
1...................   1,186    $  419,443,210.38     97.01%    353,662.07    2.554        390        688        75.32
3...................      43        12,938,524.39      2.99     300,895.92    2.603        380        669        76.13
                       -----    -----------------    ------
   Total............   1,229    $  432,381,734.77    100.00%
                       =====    =================    ======

                     PREPAYMENT CHARGE PERIOD AT ORIGINATION

                                                                                            WEIGHTED
                                                   PERCENT OF                    WEIGHTED    AVERAGE   WEIGHTED     WEIGHTED
                       NUMBER                       MORTGAGE       AVERAGE       AVERAGE    REMAINING   AVERAGE      AVERAGE
                         OF         AGGREGATE       LOANS IN      PRINCIPAL      CURRENT     TERM TO      FICO    ORIGINAL LOAN-
PREPAYMENT CHARGE     MORTGAGE  PRINCIPAL BALANCE     LOAN         BALANCE      MORTGAGE    MATURITY    CREDIT   TO-VALUE RATIO
PERIOD (MONTHS)        LOANS       OUTSTANDING      GROUP 2    OUTSTANDING ($)   RATE (%)   (MONTHS)     SCORE        (%)
--------------------  --------  -----------------  ----------  ---------------  ---------  ----------  --------  ---------------
36..................    1,229   $  432,381,734.77   100.00%       351,815.89      2.556       390         687        75.35
                        -----   -----------------   ------
   Total............    1,229   $  432,381,734.77   100.00%
                        =====   =================   ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                        WEIGHTED
                                                PERCENT OF                   WEIGHTED    AVERAGE    WEIGHTED     WEIGHTED
                                                 MORTGAGE       AVERAGE      AVERAGE    REMAINING   AVERAGE      AVERAGE
INITIAL PAYMENT   NUMBER OF      AGGREGATE       LOANS IN      PRINCIPAL     CURRENT     TERM TO      FICO    ORIGINAL LOAN-
RECAST PERIOD      MORTGAGE  PRINCIPAL BALANCE     LOAN         BALANCE      MORTGAGE    MATURITY    CREDIT   TO-VALUE RATIO
(MONTHS)            LOANS       OUTSTANDING      GROUP 2    OUTSTANDING ($)  RATE (%)    (MONTHS)    SCORE         (%)
----------------  ---------  -----------------  ----------  ---------------  --------  -----------  --------  --------------
60..............      641    $  216,013,004.50    49.96%      336,993.77       3.296        388        694         75.13
120.............      588       216,368,730.27    50.04       367,974.03       1.817        393        680         75.57
                    -----    -----------------   ------
   Total........    1,229    $  432,381,734.77   100.00%
                    =====    =================   ======

                                  LOAN GROUP 3

                                  LOAN PROGRAMS

                                                                                            WEIGHTED                  WEIGHTED
                                                        PERCENT OF    AVERAGE    WEIGHTED    AVERAGE                  AVERAGE
                             NUMBER       AGGREGATE      MORTGAGE    PRINCIPAL   AVERAGE    REMAINING    WEIGHTED    ORIGINAL
                               OF         PRINCIPAL      LOANS IN     BALANCE    CURRENT     TERM TO     AVERAGE     LOAN-TO-
TYPE OF                     MORTGAGE       BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   FICO CREDIT  VALUE RATIO
PROGRAM                       LOANS     OUTSTANDING      GROUP 3        ($)      RATE (%)   (MONTHS)      SCORE         (%)
--------------------------  --------  ----------------  ----------  -----------  --------  ----------  -----------  -----------
Eleventh District COFI....    448     $ 166,513,781.73    70.39%     371,682.55   4.290       400         699          75.16
One-Month LIBOR...........     32        14,260,990.67     6.03      445,655.96   6.065       385         715          77.19
One-Year MTA..............    148        55,778,523.04    23.58      376,881.91   3.392       382         706          75.34
                              ---     ----------------   ------
   Total..................    628     $ 236,553,295.44   100.00%
                              ===     ================   ======

                            CURRENT MORTGAGE RATES(1)

                                                                                     WEIGHTED                  WEIGHTED
                                                        PERCENT OF                    AVERAGE                  AVERAGE
                             NUMBER      AGGREGATE       MORTGAGE       AVERAGE      REMAINING   WEIGHTED      ORIGINAL
                               OF        PRINCIPAL       LOANS IN      PRINCIPAL      TERM TO     AVERAGE      LOAN-TO-
CURRENT                     MORTGAGE      BALANCE          LOAN         BALANCE       MATURITY  FICO CREDIT  VALUE RATIO
MORTGAGE RATE (%)            LOANS      OUTSTANDING      GROUP 3    OUTSTANDING ($)   (MONTHS)     SCORE         (%)
--------------------------  --------  ----------------  ----------  ---------------  ---------  -----------  ------------
1.000.....................     78     $  29,809,651.07    12.60%       382,175.01       360         707         74.66
1.250.....................     13         5,050,209.20     2.13        388,477.63       480         715         75.43
1.500.....................    107        40,328,518.57    17.05        376,902.04       360         690         74.26
1.750.....................     29        14,883,585.85     6.29        513,227.10       407         733         65.24
2.000.....................     27        10,906,209.13     4.61        403,933.67       374         663         76.65
2.250.....................     19         9,168,129.10     3.88        482,533.11       372         689         78.53
2.500.....................     32         8,677,549.99     3.67        271,173.44       387         698         80.34
2.750.....................     15         3,572,818.30     1.51        238,187.89       406         686         79.02
2.760.....................      1           256,000.00     0.11        256,000.00       360         632         88.28
2.940.....................      3           774,000.00     0.33        258,000.00       360         685         90.00
2.955.....................      1           211,500.00     0.09        211,500.00       360         731         90.00
3.000.....................      8         1,807,613.89     0.76        225,951.74       360         696         79.52
3.205.....................      2           634,505.00     0.27        317,252.50       360         742         95.00
3.250.....................      6         1,076,868.18     0.46        179,478.03       360         699         81.60
3.500.....................      2           524,918.07     0.22        262,459.04       359         664         89.92
3.700.....................      1           230,000.00     0.10        230,000.00       360         684         86.79
3.750.....................      1           185,155.00     0.08        185,155.00       360         703         95.00
4.455.....................      1           134,100.00     0.06        134,100.00       360         665         90.00
5.500.....................      1            71,932.97     0.03         71,932.97       357         754         88.89
5.875.....................      2         1,056,672.07     0.45        528,336.04       357         661         75.84
6.125.....................      2           995,860.29     0.42        497,930.15       433         750         77.98
6.250.....................      2         2,003,139.12     0.85      1,001,569.56       413         728         75.26
6.375.....................      1         1,101,039.19     0.47      1,101,039.19       478         769         47.83
6.500.....................      8         2,932,973.15     1.24        366,621.64       416         696         76.36
6.625.....................      8         2,826,327.28     1.19        353,290.91       394         721         66.67
6.750.....................     23         8,820,931.47     3.73        383,518.76       407         719         72.63
6.875.....................     25         8,610,420.89     3.64        344,416.84       438         709         73.98
7.000.....................     50        19,106,936.17     8.08        382,138.72       398         703         76.59
7.125.....................     48        16,314,001.67     6.90        339,875.03       438         711         77.75
7.180.....................      1           346,571.81     0.15        346,571.81       358         625         90.00
7.215.....................      1           323,533.17     0.14        323,533.17       359         659         90.00
7.250.....................     15         6,956,886.29     2.94        463,792.42       456         683         74.93
7.330.....................      1           379,289.42     0.16        379,289.42       356         657         89.81
7.375.....................     35        14,007,962.22     5.92        400,227.49       401         714         75.41
7.445.....................      1           373,398.44     0.16        373,398.44       359         652         85.00
7.500.....................     40        14,966,643.52     6.33        374,166.09       431         685         76.74
7.625.....................      7         1,940,242.38     0.82        277,177.48       457         695         80.00
7.750.....................      6         2,301,304.34     0.97        383,550.72       409         714         80.00

                                                                                     WEIGHTED                  WEIGHTED
                                                        PERCENT OF                    AVERAGE                  AVERAGE
                             NUMBER      AGGREGATE       MORTGAGE       AVERAGE      REMAINING   WEIGHTED      ORIGINAL
                               OF        PRINCIPAL       LOANS IN      PRINCIPAL      TERM TO     AVERAGE      LOAN-TO-
CURRENT                     MORTGAGE      BALANCE          LOAN         BALANCE       MATURITY  FICO CREDIT  VALUE RATIO
MORTGAGE RATE (%)            LOANS      OUTSTANDING      GROUP 3    OUTSTANDING ($)   (MONTHS)     SCORE         (%)
--------------------------  --------  ----------------  ----------  ---------------  ---------  -----------  ------------

7.875.....................      2         1,847,388.99     0.78        923,694.50       390         717         76.14
7.945.....................      1           494,186.36     0.21        494,186.36       359         737         90.00
8.000.....................      1           242,608.95     0.10        242,608.95       358         671         80.00
8.040.....................      1           301,713.93     0.13        301,713.93       359         630         84.18
                              ---     ----------------   ------
   Total..................    628     $ 236,553,295.44   100.00%
                              ===     ================   ======

-------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 3 (as so adjusted) is expected to be approximately 4.167% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 3 is expected to be approximately 4.185% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                            WEIGHTED
                                                          PERCENT OF    AVERAGE   WEIGHTED  AVERAGE
RANGE OF                         NUMBER     AGGREGATE      MORTGAGE    PRINCIPAL  AVERAGE  REMAINING   WEIGHTED      WEIGHTED
CURRENT MORTGAGE                   OF       PRINCIPAL      LOANS IN     BALANCE   CURRENT   TERM TO    AVERAGE   AVERAGE ORIGINAL
LOAN PRINCIPAL                  MORTGAGE     BALANCE         LOAN     OUTSTANDING MORTGAGE MATURITY  FICO CREDIT   LOAN-TO-VALUE
BALANCES ($)                     LOANS     OUTSTANDING      GROUP 3       ($)     RATE (%) (MONTHS)     SCORE        RATIO (%)
------------------------------- -------- ---------------- ---------- ------------ -------- --------- ----------- ----------------
        0.01 -     50,000.00..     1     $      43,897.17     0.02%     43,897.17  7.125      355        713         80.00
   50,000.01 -    100,000.00..     24        1,940,995.63     0.82      80,874.82  3.786      396        688         76.52
  100,000.01 -    150,000.00..     47        5,987,877.94     2.53     127,401.66  3.698      382        710         75.87
  150,000.01 -    200,000.00..     71       12,390,208.99     5.24     174,509.99  3.918      383        694         76.17
  200,000.01 -    250,000.00..     82       18,390,606.73     7.77     224,275.69  4.318      396        695         75.35
  250,000.01 -    300,000.00..     74       20,346,898.96     8.60     274,958.09  3.975      391        688         76.57
  300,000.01 -    350,000.00..     71       23,089,036.78     9.76     325,197.70  4.701      404        694         77.76
  350,000.01 -    400,000.00..     55       20,779,720.30     8.78     377,813.10  5.064      395        697         76.43
  400,000.01 -    450,000.00..     40       16,952,262.59     7.17     423,806.56  4.081      421        691         76.99
  450,000.01 -    500,000.00..     39       18,582,901.12     7.86     476,484.64  4.320      405        707         77.77
  500,000.01 -    550,000.00..     21       10,916,680.60     4.61     519,841.93  4.107      403        705         75.79
  550,000.01 -    600,000.00..     20       11,530,993.58     4.87     576,549.68  3.726      407        704         77.15
  600,000.01 -    650,000.00..     17       10,795,022.22     4.56     635,001.31  4.416      394        714         76.98
  650,000.01 -    700,000.00..     6         4,016,377.09     1.70     669,396.18  2.327      360        723         74.18
  700,000.01 -    750,000.00..     7         5,073,852.31     2.14     724,836.04  2.347      376        687         73.60
  750,000.01 -  1,000,000.00..     30       26,137,425.66    11.05     871,247.52  3.459      374        696         72.54
1,000,000.01 -  1,500,000.00..     20       24,161,927.62    10.21   1,208,096.38  5.072      393        720         70.83
1,500,000.01 -  2,000,000.00..     3         5,416,610.15     2.29   1,805,536.72  3.413      404        735         67.12
                                  ---    ----------------   ------
   Total.......................   628    $ 236,553,295.44   100.00%
                                  ===    ================   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 3 is approximately $376,677.

                              FICO CREDIT SCORES(1)

                                                                                                  WEIGHTED
                                                              PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED    WEIGHTED
                                 NUMBER        AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
          RANGE OF                 OF          PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
         FICO CREDIT            MORTGAGE        BALANCE          LOAN      OUTSTANDING  MORTGAGE  MATURITY    CREDIT   LOAN-TO-VALUE
           SCORES                 LOANS       OUTSTANDING       GROUP 3        ($)      RATE (%)  (MONTHS)     SCORE     RATIO (%)
------------------------------  --------  ------------------  ----------   -----------  --------  ---------  --------  -------------
601-620.......................         8  $     2,556,408.56        1.08%   319,551.07     3.690        371       616          74.78
621-640.......................        59       19,241,116.48        8.13    326,120.62     3.286        384       631          75.94
641-660.......................        81       28,324,768.13       11.97    349,688.50     3.698        385       652          76.14
661-680.......................        95       35,121,176.52       14.85    369,696.59     4.454        404       670          74.50
681-700.......................       120       44,070,655.30       18.63    367,255.46     4.363        395       691          76.94
701-720.......................        65       26,197,731.28       11.07    403,042.02     4.729        400       710          76.73
721-740.......................        58       22,618,366.30        9.56    389,971.83     4.686        421       730          74.89
741-760.......................        56       23,653,036.87       10.00    422,375.66     4.013        382       749          77.73
761-780.......................        53       23,176,098.87        9.80    437,284.88     3.979        393       770          71.74
781-800.......................        19        7,019,825.25        2.97    369,464.49     4.057        393       788          65.99
801-820.......................         8        2,428,626.00        1.03    303,578.25     3.463        382       807          72.22
Not Available.................         6        2,145,485.88        0.91    357,580.98     4.671        359       N/A          73.62
                                     ---  ------------------      ------
   Total.....................        628  $   236,553,295.44      100.00%
                                     ===  ==================      ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 3 is approximately 701.

                             DOCUMENTATION PROGRAMS

                                                                                               WEIGHTED                 WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                  AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL   AVERAGE   REMAINING   WEIGHTED     ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE    CURRENT    TERM TO     AVERAGE     LOAN-TO-
       DOCUMENTATION            MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT  VALUE RATIO
         PROGRAMS                 LOANS     OUTSTANDING      GROUP 3         ($)     RATE (%)   (MONTHS)     SCORE         (%)
------------------------------  --------  ---------------  ----------   -----------  --------  ---------  -----------  -----------
CLUES Plus....................         1  $     61,056.52        0.03%    61,056.52     7.500        358          678        90.00
Full/Alternative..............       100    30,062,006.16       12.71    300,620.06     4.505        392          692        77.51
Reduced.......................       453   182,551,082.89       77.17    402,982.52     4.257        397          702        75.08
Stated Income/Stated Asset....        74    23,879,149.87       10.09    322,691.21     3.224        384          706        74.45
                                     ---  ---------------      ------
   Total......................       628  $236,553,295.44      100.00%
                                     ===  ===============      ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                               WEIGHTED
                                                        PERCENT OF     AVERAGE     WEIGHTED     AVERAGE                    WEIGHTED
                              NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
     RANGE OF ORIGINAL          OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT      TERM TO     AVERAGE       ORIGINAL
       LOAN-TO-VALUE         MORTGAGE      BALANCE        LOAN       OUTSTANDING   MORTGAGE    MATURITY   FICO CREDIT  LOAN-TO-VALUE
        RATIOS (%)            LOANS      OUTSTANDING     GROUP 3         ($)       RATE (%)    (MONTHS)      SCORE       RATIO (%)
---------------------------  --------  ---------------  ----------   -----------   --------   ---------   -----------  -------------
50.00 or less..............        14  $  7,394,671.74        3.13%   528,190.84      3.131         423           748          44.77
50.01 to 55.00.............        12     4,462,611.98        1.89    371,884.33      3.967         423           695          53.21
55.01 to 60.00.............         9     3,129,557.92        1.32    347,728.66      5.287         423           736          58.07
60.01 to 65.00.............        24    11,571,306.63        4.89    482,137.78      3.824         389           694          63.41
65.01 to 70.00.............        89    30,615,076.16       12.94    343,989.62      3.642         395           701          69.35
70.01 to 75.00.............        78    39,803,726.05       16.83    510,304.18      4.429         383           691          74.32
75.01 to 80.00.............       350   125,924,724.77       53.23    359,784.93      4.185         399           703          79.67
80.01 to 85.00.............         6     1,723,993.47        0.73    287,332.25      7.137         358           639          83.58
85.01 to 90.00.............        40    10,380,573.11        4.39    259,514.33      5.179         369           692          89.60
90.01 to 95.00.............         6     1,547,053.61        0.65    257,842.27      4.858         376           707          95.00
                                  ---  ---------------      ------
   Total...................       628  $236,553,295.44      100.00%
                                  ===  ===============      ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 3 is approximately 75.33%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 3 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                            WEIGHTED
                                                        PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                              NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED       AVERAGE
                                OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                             MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT   LOAN-TO-VALUE
          STATE                LOANS     OUTSTANDING      GROUP 3         ($)     RATE (%)   (MONTHS)     SCORE        RATIO (%)
---------------------------  --------  ---------------  ----------   -----------  --------  ---------  -----------   -------------
Alabama....................         5  $  1,694,186.31        0.72%   338,837.26     6.896        357          700           73.46
Alaska.....................         1       379,289.42        0.16    379,289.42     8.500        356          657           89.81
Arizona....................        24     6,682,932.68        2.83    278,455.53     4.805        397          720           77.91
California.................       264   123,699,185.71       52.29    468,557.52     4.627        409          699           74.47
Colorado...................         5     2,250,752.86        0.95    450,150.57     1.592        377          681           74.13
Connecticut................         5     2,880,508.07        1.22    576,101.61     2.270        360          702           75.97
Delaware...................         1       261,068.00        0.11    261,068.00     1.000        360          618           80.00
Florida....................        93    29,005,884.32       12.26    311,891.23     3.301        385          712           73.35
Georgia....................         5       793,275.00        0.34    158,655.00     1.878        391          683           78.44
Hawaii.....................        10     4,070,032.01        1.72    407,003.20     2.549        374          724           78.32
Idaho......................         4     1,132,586.14        0.48    283,146.54     6.601        477          724           78.70
Illinois...................         9     2,568,777.92        1.09    285,419.77     2.195        384          692           78.72
Kansas.....................         1       119,807.19        0.05    119,807.19     7.375        479          727           80.00
Kentucky...................         2       140,900.00        0.06     70,450.00     2.500        360          697           76.58
Louisiana..................         4       545,039.74        0.23    136,259.94     5.415        358          738           85.14
Maryland...................        12     3,997,122.47        1.69    333,093.54     3.649        376          682           76.03
Massachusetts..............        18     7,449,573.74        3.15    413,865.21     3.212        368          697           75.73
Michigan...................        10     2,220,996.13        0.94    222,099.61     2.209        373          704           79.15
Mississippi................         4       696,552.34        0.29    174,138.09     6.186        357          664           67.56
Missouri...................         3       458,936.47        0.19    152,978.82     5.716        359          660           89.26
Nebraska...................         2       244,400.00        0.10    122,200.00     1.000        360          680           78.39
Nevada.....................        35    10,521,650.79        4.45    300,618.59     5.097        401          695           78.65
New Hampshire..............         6     1,378,050.00        0.58    229,675.00     2.437        376          683           81.76
New Jersey.................        43    14,710,861.14        6.22    342,113.05     3.353        364          700           77.09
New Mexico.................         1       152,845.25        0.06    152,845.25     7.125        356          683           80.00
New York...................        13     6,237,266.93        2.64    479,789.76     2.448        380          731           73.69
North Carolina.............         5     1,695,727.95        0.72    339,145.59     5.772        358          741           80.36
Ohio.......................         3       631,424.43        0.27    210,474.81     3.531        357          672           78.15
Oregon.....................         4     1,027,993.93        0.43    256,998.48     5.457        380          690           80.24
Pennsylvania...............         2       362,968.18        0.15    181,484.09     2.165        360          655           81.65
Rhode Island...............         1       174,884.32        0.07    174,884.32     7.000        359          679           90.00
South Carolina.............         6     1,631,833.26        0.69    271,972.21     4.285        386          677           74.36
Tennessee..................         2       249,716.86        0.11    124,858.43     7.640        355          767           80.00
Texas......................         4       813,091.95        0.34    203,272.99     3.035        359          661           78.33
Utah.......................         4     1,026,034.75        0.43    256,508.69     6.089        386          673           76.77
Virginia...................         9     3,014,571.03        1.27    334,952.34     5.411        363          690           78.19
Washington.................         6     1,326,468.15        0.56    221,078.03     5.897        425          673           73.75
Wisconsin..................         2       306,100.00        0.13    153,050.00     2.389        360          710           85.56
                                  ---  ---------------      ------
   Total...................       628  $236,553,295.44      100.00%
                                  ===  ===============      ======

----------
(1) As of the cut-off date, no more than approximately 0.966% of the Mortgage Loans in Loan Group 3 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                               WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                  WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED       AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
        LOAN PURPOSE              LOANS     OUTSTANDING     GROUP 3        ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
------------------------------  --------  ---------------  ----------   -----------  --------  ---------  -----------  -------------
Refinance (cash-out)..........       265  $104,965,501.57       44.37%   396,096.23     4.437        403          698          73.04
Purchase......................       244    88,273,590.12       37.32    361,777.01     3.947        385          712          78.17
Refinance (rate/term).........       119    43,314,203.75       18.31    363,984.91     4.060        396          688          75.06
                                     ---  ---------------      ------
   Total.....................        628  $236,553,295.44      100.00%
                                     ===  ===============      ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                                WEIGHTED
                                                            PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                  NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL   AVERAGE   REMAINING   AVERAGE      AVERAGE
                                    OF        PRINCIPAL      LOANS IN      BALANCE    CURRENT    TERM TO     FICO       ORIGINAL
                                 MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE  MATURITY    CREDIT      LOAN-TO-
         PROPERTY TYPE            LOANS      OUTSTANDING      GROUP 3         ($)     RATE (%)  (MONTHS)    SCORE    VALUE RATIO (%)
-------------------------------  --------  ---------------  ----------   -----------  --------  ---------  --------  ---------------
2-4 Family Residence...........        69  $ 31,053,363.92       13.13%   450,048.75     3.791        382       709            73.51
Cooperative....................         1       211,176.67        0.09    211,176.67     6.875        359       795            80.00
High-rise Condominium..........        11     4,344,898.69        1.84    394,990.79     5.404        377       736            78.04
Low-rise Condominium...........        97    25,123,160.28       10.62    259,001.65     3.712        393       703            77.91
Planned Unit Development.......       103    39,723,330.52       16.79    385,663.40     4.261        392       706            75.89
Single Family Residence........       347   136,097,365.36       57.53    392,211.43     4.297        400       697            75.01
                                      ---  ---------------      ------
   Total.......................       628  $236,553,295.44      100.00%
                                      ===  ===============      ======

----------
(1)   Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL   AVERAGE   REMAINING    WEIGHTED       AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE    CURRENT    TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
        OCCUPANCY TYPE           LOANS      OUTSTANDING      GROUP 3         ($)     RATE (%)   (MONTHS)     SCORE       RATIO (%)
------------------------------  --------  ---------------  ----------   -----------  --------  ---------  -----------  -------------
Investment Property...........       157  $ 43,866,473.43       18.54%   279,404.29     4.181        387          710          72.56
Primary Residence.............       430   177,828,467.39       75.17    413,554.58     4.209        398          698          75.91
Secondary Residence...........        41    14,858,354.62        6.28    362,398.89     3.911        386          716          76.48
                                     ---  ---------------      ------
   Total......................       628  $236,553,295.44      100.00%
                                     ===  ===============      =======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                               WEIGHTED
                                                                 PERCENT OF    AVERAGE    WEIGHTED  WEIGHTED    AVERAGE
                                     NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  AVERAGE     ORIGINAL
                                       OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT    FICO      LOAN-TO-
            REMAINING TERM          MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   CREDIT   VALUE RATIO
         TO MATURITY (MONTHS)         LOANS      OUTSTANDING      GROUP 3        ($)      RATE (%)   SCORE        (%)
----------------------------------  --------  -----------------  ----------  -----------  --------  --------  -----------
480...............................        38  $   14,259,937.00        6.03%  375,261.50     1.770       711        70.96
479...............................        49      16,963,541.54        7.17   346,194.73     6.699       689        76.68
478...............................        50      19,238,577.49        8.13   384,771.55     7.037       712        73.22
477...............................        22       8,727,435.43        3.69   396,701.61     7.123       698        72.88
476...............................        20       8,512,228.70        3.60   425,611.44     7.025       704        74.80
475...............................         7       3,177,362.54        1.34   453,908.93     6.752       708        74.41
473...............................         2         495,932.28        0.21   247,966.14     6.875       626        75.00
360...............................       274     101,417,817.00       42.87   370,138.02     1.664       695        76.01
359...............................        64      30,982,358.25       13.10   484,099.35     5.908       712        74.50
358...............................        30      10,649,777.66        4.50   354,992.59     5.970       705        74.54
357...............................        22       8,163,926.86        3.45   371,087.58     6.838       702        77.30
356...............................        25       5,996,931.07        2.54   239,877.24     7.119       703        80.52
355...............................        17       4,003,505.84        1.69   235,500.34     6.748       716        79.32
353...............................         2         782,399.65        0.33   391,199.83     6.875       665        80.00
352...............................         2       1,658,129.99        0.70   829,065.00     7.269       744        75.00
351...............................         1         530,733.66        0.22   530,733.66     7.000       715        80.00

                                                                                                               WEIGHTED
                                                                 PERCENT OF    AVERAGE    WEIGHTED  WEIGHTED    AVERAGE
                                     NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  AVERAGE     ORIGINAL
                                       OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT    FICO      LOAN-TO-
            REMAINING TERM          MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   CREDIT   VALUE RATIO
         TO MATURITY (MONTHS)         LOANS      OUTSTANDING      GROUP 3        ($)      RATE (%)   SCORE        (%)
----------------------------------  --------  -----------------  ----------  -----------  --------  --------  -----------
350...............................         2         625.696.70        0.26   312,848.35     6.770       668        80.00
349...............................         1         367,003.78        0.16   367,003.78     7.375       708        80.00
                                         ---  -----------------      ------
   Total..........................       628  $  236,553,295.44      100.00%
                                         ===  =================      ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 3 is approximately 395 months.

                                GROSS MARGINS(1)

                                                                                     WEIGHTED
                                                PERCENT OF     AVERAGE     WEIGHTED   AVERAGE                   WEIGHTED
                      NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE   REMAINING   WEIGHTED       AVERAGE
     GROSS              OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT    TERM TO     AVERAGE       ORIGINAL
     MARGIN          MORTGAGE      BALANCE         LOAN      OUTSTANDING   MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
      (%)             LOANS      OUTSTANDING     GROUP 3         ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------------  --------  ---------------  ----------   ------------  --------  ---------  -----------  -------------
1.825..............         1  $    183,000.00        0.08%    183,000.00     1.500        360          802          77.87
1.900..............         1        71,932.97        0.03      71,932.97     5.500        357          754          88.89
2.250..............         1       145,791.45        0.06     145,791.45     6.750        357          778          79.95
2.625..............         1       177,522.14        0.08     177,522.14     5.875        350          661          80.00
2.650..............         1     1,053,339.49        0.45   1,053,339.49     6.250        357          759          80.00
2.700..............         1       580,000.00        0.25     580,000.00     1.750        360          775          80.00
2.725..............         1       879,149.93        0.37     879,149.93     5.875        359          N/A          75.00
2.850..............         4     1,229,212.08        0.52     307,303.02     6.686        403          681          79.59
2.900..............         3     1,985,709.34        0.84     661,903.11     6.752        352          749          74.89
2.975..............         3     1,396,761.12        0.59     465,587.04     6.520        411          736          78.56
3.000..............         2     1,903,203.92        0.80     951,601.96     6.432        385          680          76.03
3.025..............         5     1,889,448.08        0.80     377,889.62     6.066        461          692          74.36
3.100..............         5     2,582,756.66        1.09     516,551.33     4.944        377          727          78.16
3.150..............         1       447,992.00        0.19     447,992.00     1.000        360          694          80.00
3.200..............         4     1,759,362.09        0.74     439,840.52     6.389        478          742          59.76
3.225..............         3     1,695,280.40        0.72     565,093.47     6.396        429          695          80.00
3.250..............         7     2,501,625.26        1.06     357,375.04     6.593        376          699          78.13
3.275..............         5     1,282,122.54        0.54     256,424.51     3.674        376          729          75.43
3.325..............         2       456,332.27        0.19     228,166.14     7.064        422          749          75.52
3.350..............         5     1,339,136.37        0.57     267,827.27     6.637        457          695          77.57
3.375..............         4     2,148,682.52        0.91     537,170.63     5.232        387          747          68.97
3.400..............        50    16,608,631.83        7.02     332,172.64     5.084        359          696          78.05
3.425..............         3       766,065.16        0.32     255,355.05     3.949        382          671          71.75
3.475..............         1       131,217.88        0.06     131,217.88     7.125        355          692          80.00
3.500..............        17     6,408,329.73        2.71     376,960.57     4.201        400          722          72.58
3.525..............         9     1,921,608.97        0.81     213,512.11     4.091        366          697          74.75
3.550..............         3     1,866,084.19        0.79     622,028.06     5.709        393          724          71.04
3.575..............        14     5,336,187.26        2.26     381,156.23     4.072        383          697          75.57
3.600..............         6     2,292,783.74        0.97     382,130.62     1.754        388          689          78.91
3.625..............        12     4,639,569.96        1.96     386,630.83     3.850        403          730          74.98
3.650..............        19     8,019,136.85        3.39     422,059.83     4.194        429          701          71.43
3.675..............         3       991,868.91        0.42     330,622.97     4.499        402          716          79.06
3.700..............         4       983,043.67        0.42     245,760.92     4.970        416          694          72.09
3.725..............        15     6,756,207.71        2.86     450,413.85     4.557        399          691          74.22
3.750..............        18     6,868,381.86        2.90     381,576.77     5.803        416          691          72.11
3.775..............         4     1,250,532.73        0.53     312,633.18     7.200        355          752          76.31
3.800..............        22    10,419,035.52        4.40     473,592.52     3.503        385          724          70.50
3.850..............         6     2,089,452.28        0.88     348,242.05     5.018        410          710          77.11
3.875..............        23    10,432,607.81        4.41     453,591.64     2.897        420          710          68.40
3.900..............         3     2,241,600.00        0.95     747,200.00     1.615        360          705          75.35
3.925..............        34    13,395,813.49        5.66     393,994.51     4.968        402          709          77.18
3.950..............         7     2,774,644.13        1.17     396,377.73     1.835        377          724          79.56
3.975..............        14     5,064,134.29        2.14     361,723.88     6.461        469          718          79.11
4.000..............        38    14,017,107.11        5.93     368,871.24     2.380        397          695          75.88
4.025..............         4       747,970.22        0.32     186,992.56     1.984        360          678          78.65

                                                                                     WEIGHTED
                                                PERCENT OF     AVERAGE     WEIGHTED   AVERAGE                  WEIGHTED
                      NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE   REMAINING   WEIGHTED       AVERAGE
     GROSS              OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT    TERM TO     AVERAGE      ORIGINAL
     MARGIN          MORTGAGE      BALANCE         LOAN      OUTSTANDING   MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
      (%)             LOANS      OUTSTANDING     GROUP 3         ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------------  --------  ---------------  ----------   ------------  --------  ---------  -----------  -------------
4.050..............        16     4,514,566.37        1.91     282,160.40     4.064        416          703          79.52
4.100..............         6     3,767,676.41        1.59     627,946.07     3.507        414          710          74.25
4.125..............         9     3,637,144.05        1.54     404,127.12     3.853        391          651          78.26
4.150..............        74    25,092,352.87       10.61     339,085.85     3.070        371          708          74.61
4.175..............         8     2,970,880.24        1.26     371,360.03     6.426        459          698          76.53
4.200..............         2       703,250.00        0.30     351,625.00     1.848        433          693          78.04
4.225..............         6     2,061,000.00        0.87     343,500.00     1.788        360          651          75.84
4.250..............        41    18,129,431.90        7.66     442,181.27     3.769        393          677          75.08
4.275..............         2       442,400.00        0.19     221,200.00     1.500        360          672          80.00
4.300..............        47    14,946,362.84        6.32     318,007.72     4.221        403          687          75.73
4.325..............         1       208,000.00        0.09     208,000.00     2.750        360          626          80.00
4.350..............         7     2,356,656.40        1.00     336,665.20     2.370        376          665          76.38
4.375..............         1       299,000.00        0.13     299,000.00     2.750        360          623          65.00
4.400..............         4     1,151,998.32        0.49     287,999.58     5.627        479          662          78.99
4.475..............         1       211,500.00        0.09     211,500.00     3.625        360          731          90.00
4.525..............         1       384,220.72        0.16     384,220.72     7.750        356          737          80.00
4.650..............         1       292,500.00        0.12     292,500.00     3.750        360          683          90.00
4.750..............         2       519,750.00        0.22     259,875.00     4.180        360          716          91.37
4.775..............         1       323,533.17        0.14     323,533.17     8.375        359          659          90.00
4.800..............         1       256,000.00        0.11     256,000.00     3.250        360          632          88.28
4.825..............         1       202,500.00        0.09     202,500.00     3.750        360          671          90.00
4.850..............         1       279,000.00        0.12     279,000.00     3.750        360          696          90.00
4.925..............         2       507,498.44        0.21     253,749.22     7.398        359          655          86.32
5.025..............         1       301,713.93        0.13     301,713.93     8.250        359          630          84.18
5.300..............         1       390,508.07        0.17     390,508.07     4.750        359          624          89.89
5.350..............         1       379,289.42        0.16     379,289.42     8.500        356          657          89.81
5.400..............         1       494,186.36        0.21     494,186.36     8.625        359          737          90.00
                          ---  ---------------      ------
   Total...........       628  $236,553,295.44      100.00%
                          ===  ===============      ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 3 was approximately 3.848%.

                            MAXIMUM MORTGAGE RATES(1)

                                                                                    WEIGHTED
                                                PERCENT OF      AVERAGE   WEIGHTED   AVERAGE                   WEIGHTED
                      NUMBER      AGGREGATE      MORTGAGE      PRINCIPAL  AVERAGE   REMAINING   WEIGHTED       AVERAGE
     MAXIMUM           OF         PRINCIPAL      LOANS IN       BALANCE    CURRENT    TERM TO    AVERAGE      ORIGINAL
    MORTGAGE         MORTGAGE      BALANCE        LOAN       OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
     RATE (%)         LOANS      OUTSTANDING     GROUP 3         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------------  --------  ---------------  ----------   -----------  --------  ---------  -----------  -------------
9.450..............         2  $    846,278.45        0.36%   423,139.23     5.244        359          679          75.46
9.950..............       624   234,855,625.67       99.28    376,371.19     4.169        395          701          75.29
9.995..............         1       527,858.15        0.22    527,858.15     7.000        475          703          80.00
11.450.............         1       323,533.17        0.14    323,533.17     8.375        359          659          90.00
                          ---  ---------------      ------
   Total...........       628  $236,553,295.44      100.00%
                          ===  ===============      ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 3 was approximately 9.950%.

                            MINIMUM MORTGAGE RATES(1)

                                                                                      WEIGHTED
                                                PERCENT OF     AVERAGE     WEIGHTED    AVERAGE                    WEIGHTED
                      NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE    REMAINING    WEIGHTED       AVERAGE
      MINIMUM           OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT     TERM TO      AVERAGE       ORIGINAL
     MORTGAGE        MORTGAGE      BALANCE        LOAN       OUTSTANDING   MORTGAGE    MATURITY   FICO CREDIT  LOAN-TO-VALUE
      RATE (%)         LOANS     OUTSTANDING     GROUP 3          ($)       RATE (%)   (MONTHS)     SCORE        RATIO (%)
-------------------  --------  ---------------  ----------   ------------  ---------  ---------   -----------  -------------
1.825..............         1  $    183,000.00        0.08%    183,000.00      1.500        360          802          77.87
1.900..............         1        71,932.97        0.03      71,932.97      5.500        357          754          88.89
2.250..............         1       145,791.45        0.06     145,791.45      6.750        357          778          79.95
2.625..............         1       177,522.14        0.08     177,522.14      5.875        350          661          80.00
2.650..............         1     1,053,339.49        0.45   1,053,339.49      6.250        357          759          80.00
2.700..............         1       580,000.00        0.25     580,000.00      1.750        360          775          80.00
2.725..............         1       879,149.93        0.37     879,149.93      5.875        359           NA          75.00
2.850..............         4     1,229,212.08        0.52     307,303.02      6.686        403          681          79.59
2.900..............         3     1,985,709.34        0.84     661,903.11      6.752        352          749          74.89
2.975..............         3     1,396,761.12        0.59     465,587.04      6.520        411          736          78.56
3.000..............         2     1,903,203.92        0.80     951,601.96      6.432        385          680          76.03
3.025..............         5     1,889,448.08        0.80     377,889.62      6.066        461          692          74.36
3.100..............         5     2,582,756.66        1.09     516,551.33      4.944        377          727          78.16
3.150..............         1       447,992.00        0.19     447,992.00      1.000        360          694          80.00
3.200..............         4     1,759,362.09        0.74     439,840.52      6.389        478          742          59.76
3.225..............         3     1,695,280.40        0.72     565,093.47      6.396        429          695          80.00
3.250..............         7     2,501,625.26        1.06     357,375.04      6.593        376          699          78.13
3.275..............         5     1,282,122.54        0.54     256,424.51      3.674        376          729          75.43
3.325..............         2       456,332.27        0.19     228,166.14      7.064        422          749          75.52
3.350..............         5     1,339,136.37        0.57     267,827.27      6.637        457          695          77.57
3.375..............         4     2,148,682.52        0.91     537,170.63      5.232        387          747          68.97
3.400..............        50    16,608,631.83        7.02     332,172.64      5.084        359          696          78.05
3.425..............         3       766,065.16        0.32     255,355.05      3.949        382          671          71.75
3.475..............         1       131,217.88        0.06     131,217.88      7.125        355          692          80.00
3.500..............        17     6,408,329.73        2.71     376,960.57      4.201        400          722          72.58
3.525..............         9     1,921,608.97        0.81     213,512.11      4.091        366          697          74.75
3.550..............         3     1,866,084.19        0.79     622,028.06      5.709        393          724          71.04
3.575..............        14     5,336,187.26        2.26     381,156.23      4.072        383          697          75.57
3.600..............         6     2,292,783.74        0.97     382,130.62      1.754        388          689          78.91
3.625..............        12     4,639,569.96        1.96     386,630.83      3.850        403          730          74.98
3.650..............        19     8,019,136.85        3.39     422,059.83      4.194        429          701          71.43
3.675..............         3       991,868.91        0.42     330,622.97      4.499        402          716          79.06
3.700..............         4       983,043.67        0.42     245,760.92      4.970        416          694          72.09
3.725..............        15     6,756,207.71        2.86     450,413.85      4.557        399          691          74.22
3.750..............        18     6,868,381.86        2.90     381,576.77      5.803        416          691          72.11
3.775..............         4     1,250,532.73        0.53     312,633.18      7.200        355          752          76.31
3.800..............        22    10,419,035.52        4.40     473,592.52      3.503        385          724          70.50
3.850..............         6     2,089,452.28        0.88     348,242.05      5.018        410          710          77.11
3.875..............        23    10,432,607.81        4.41     453,591.64      2.897        420          710          68.40
3.900..............         3     2,241,600.00        0.95     747,200.00      1.615        360          705          75.35
3.925..............        34    13,395,813.49        5.66     393,994.51      4.968        402          709          77.18
3.950..............         7     2,774,644.13        1.17     396,377.73      1.835        377          724          79.56
3.975..............        14     5,064,134.29        2.14     361,723.88      6.461        469          718          79.11
4.000..............        38    14,017,107.11        5.93     368,871.24      2.380        397          695          75.88
4.025..............         4       747,970.22        0.32     186,992.56      1.984        360          678          78.65
4.050..............        16     4,514,566.37        1.91     282,160.40      4.064        416          703          79.52
4.100..............         6     3,767,676.41        1.59     627,946.07      3.507        414          710          74.25
4.125..............         9     3,637,144.05        1.54     404,127.12      3.853        391          651          78.26
4.150..............        74    25,092,352.87       10.61     339,085.85      3.070        371          708          74.61
4.175..............         8     2,970,880.24        1.26     371,360.03      6.426        459          698          76.53
4.200..............         2       703,250.00        0.30     351,625.00      1.848        433          693          78.04
4.225..............         6     2,061,000.00        0.87     343,500.00      1.788        360          651          75.84
4.250..............        41    18,129,431.90        7.66     442,181.27      3.769        393          677          75.08
4.275..............         2       442,400.00        0.19     221,200.00      1.500        360          672          80.00
4.300..............        47    14,946,362.84        6.32     318,007.72      4.221        403          687          75.73
4.325..............         1       208,000.00        0.09     208,000.00      2.750        360          626          80.00
4.350..............         7     2,356,656.40        1.00     336,665.20      2.370        376          665          76.38
4.375..............         1       299,000.00        0.13     299,000.00      2.750        360          623          65.00
4.400..............         4     1,151,998.32        0.49     287,999.58      5.627        479          662          78.99
4.475..............         1       211,500.00        0.09     211,500.00      3.625        360          731          90.00
4.525..............         1       384,220.72        0.16     384,220.72      7.750        356          737          80.00

                                                                                      WEIGHTED
                                                PERCENT OF     AVERAGE     WEIGHTED    AVERAGE                   WEIGHTED
                      NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE    REMAINING    WEIGHTED       AVERAGE
      MINIMUM           OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT     TERM TO     AVERAGE       ORIGINAL
     MORTGAGE        MORTGAGE      BALANCE         LOAN      OUTSTANDING   MORTGAGE    MATURITY   FICO CREDIT  LOAN-TO-VALUE
     RATE (%)          LOANS     OUTSTANDING     GROUP 3          ($)       RATE (%)   (MONTHS)      SCORE       RATIO (%)
-------------------  --------  ---------------  ----------   ------------  ---------  ---------   -----------  -------------
4.650..............         1       292,500.00        0.12     292,500.00      3.750        360           683          90.00
4.750..............         2       519,750.00        0.22     259,875.00      4.180        360           716          91.37
4.775..............         1       323,533.17        0.14     323,533.17      8.375        359           659          90.00
4.800..............         1       256,000.00        0.11     256,000.00      3.250        360           632          88.28
4.825..............         1       202,500.00        0.09     202,500.00      3.750        360           671          90.00
4.850..............         1       279,000.00        0.12     279,000.00      3.750        360           696          90.00
4.925..............         2       507,498.44        0.21     253,749.22      7.398        359           655          86.32
5.025..............         1       301,713.93        0.13     301,713.93      8.250        359           630          84.18
5.300..............         1       390,508.07        0.17     390,508.07      4.750        359           624          89.89
5.350..............         1       379,289.42        0.16     379,289.42      8.500        356           657          89.81
5.400..............         1       494,186.36        0.21     494,186.36      8.625        359           737          90.00
                          ---  ---------------      ------
   Total...........       628  $236,553,295.44      100.00%
                          ===  ===============      ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 3 was approximately 3.848%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                       WEIGHTED
                                                PERCENT OF     AVERAGE     WEIGHTED    AVERAGE                   WEIGHTED
                      NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE    REMAINING    WEIGHTED       AVERAGE
   INITIAL RATE        OF         PRINCIPAL      LOANS IN      BALANCE     CURRENT     TERM TO      AVERAGE      ORIGINAL
    ADJUSTMENT       MORTGAGE      BALANCE         LOAN      OUTSTANDING   MORTGAGE    MATURITY   FICO CREDIT  LOAN-TO-VALUE
       DATE           LOANS      OUTSTANDING     GROUP 3         ($)       RATE (%)   (MONTHS)      SCORE       RATIO (%)
-------------------  --------  ---------------  ----------   ------------  ---------  ---------   -----------  -------------
April 1, 2005......         1  $    367,003.78        0.16%    367,003.78      7.375        349           708          80.00
May 1, 2005........         2       625,696.70        0.26     312,848.35      6.770        350           668          80.00
July 1, 2005.......         2     1,658,129.99        0.70     829,065.00      7.269        352           744          75.00
August 1, 2005.....         5     1,809,065.59        0.76     361,813.12      6.912        385           669          78.63
October 1, 2005....        23     6,888,037.17        2.91     299,479.88      6.963        410           715          77.02
November 1, 2005...        43    14,146,899.97        5.98     328,997.67      7.071        426           704          76.86
December 1, 2005...        45    17,184,193.50        7.26     381,870.97      6.896        418           699          75.10
January 1, 2006....        79    29,015,336.87       12.27     367,282.75      6.860        437           709          73.70
February 1, 2006...        98    40,796,474.46       17.25     416,290.56      6.879        404           703          76.37
March 1, 2006......       249    88,071,111.08       37.23     353,699.24      1.588        372           696          75.97
April 1, 2006......        42    20,099,885.33        8.50     478,568.70      1.798        395           702          69.54
May 1, 2006........        38    15,661,861.00        6.62     412,154.24      2.277        369           705          76.77
June 1, 2006.......         1       229,600.00        0.10     229,600.00      3.250        360           667          80.00
                          ---  ---------------      ------
   Total...........       628  $236,553,295.44      100.00%
                          ===  ===============      ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                    WEIGHTED
                                                PERCENT OF     AVERAGE    WEIGHTED   AVERAGE                  WEIGHTED
                      NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   WEIGHTED       AVERAGE
      MAXIMUM           OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     AVERAGE      ORIGINAL
     NEGATIVE        MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
  AMORTIZATION(%)      LOANS     OUTSTANDING     GROUP 3         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------------  --------  ---------------  ----------   -----------  --------  ---------  -----------  -------------
110................        14  $  6,341,040.43        2.68%   452,931.46     3.038        392          719          73.26
115................       614   230,212,255.01       97.32    374,938.53     4.217        395          701          75.38
                          ---  ---------------      ------
  Total............       628  $236,553,295.44      100.00%
                          ===  ===============      ======

----------
(1) Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                       WEIGHTED
                                                   PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                                    MORTGAGE     PRINCIPAL   AVERAGE   REMAINING  AVERAGE      AVERAGE
                     NUMBER OF       AGGREGATE      LOANS IN      BALANCE    CURRENT    TERM TO     FICO    ORIGINAL LOAN-
 FIXED RATE PERIOD   MORTGAGE   PRINCIPAL BALANCE    LOAN       OUTSTANDING  MORTGAGE   MATURITY   CREDIT   TO-VALUE RATIO
    (MONTHS)           LOANS        OUTSTANDING     GROUP 3          ($)     RATE (%)   (MONTHS)   SCORE         (%)
-------------------  ---------  -----------------  ----------   -----------  --------  ---------  --------  --------------
1..................        567  $  211,091,306.36       89.24%   372,295.07     4.399        397       701           75.37
3..................         61      25,461,989.08       10.76    417,409.66     2.416        376       706           74.94
                           ---  -----------------      ------
   Total...........        628  $  236,553,295.44      100.00%
                           ===  =================      ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                           WEIGHTED
                                                   PERCENT OF                    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                                    MORTGAGE        AVERAGE      AVERAGE   REMAINING  AVERAGE      AVERAGE
    PREPAYMENT       NUMBER OF      AGGREGATE       LOANS IN       PRINCIPAL     CURRENT    TERM TO     FICO    ORIGINAL LOAN-
  CHARGE PERIOD       MORTGAGE  PRINCIPAL BALANCE     LOAN          BALANCE      MORTGAGE   MATURITY   CREDIT   TO-VALUE RATIO
    (MONTHS)           LOANS       OUTSTANDING      GROUP 3     OUTSTANDING ($)  RATE (%)   (MONTHS)   SCORE         (%)
-------------------  ---------  -----------------  ----------   ---------------  --------  ---------  --------  --------------
0..................        166  $   62,583,138.82       26.46%       377,006.86     4.205        375       710           75.03
6..................          1         902,832.98        0.38        902,832.98     7.375        357       662           66.67
12.................        244      96,188,665.95       40.66        394,215.84     3.709        395       697           75.15
24.................          1         242,608.95        0.10        242,608.95     8.000        358       671           80.00
30.................          3       1,320,304.15        0.56        440,101.38     6.405        357       744           80.46
36.................        213      75,315,744.59       31.84        353,595.05     4.687        412       699           75.80
                           ---  -----------------      ------
   Total...........        628  $  236,553,295.44      100.00%
                           ===  =================      ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                            WEIGHTED
                                                    PERCENT OF                   WEIGHTED    AVERAGE   WEIGHTED     WEIGHTED
                                                     MORTGAGE       AVERAGE       AVERAGE   REMAINING  AVERAGE       AVERAGE
 INITIAL PAYMENT      NUMBER OF      AGGREGATE       LOANS IN      PRINCIPAL      CURRENT    TERM TO     FICO     ORIGINAL LOAN-
  RECAST PERIOD       MORTGAGE   PRINCIPAL BALANCE     LOAN         BALANCE      MORTGAGE   MATURITY    CREDIT   TO-VALUE RATIO
    (MONTHS)            LOANS       OUTSTANDING      GROUP 3    OUTSTANDING ($)   RATE (%)  (MONTHS)     SCORE         (%)
-------------------  ---------   -----------------  ----------  ---------------  ---------  ---------  --------  ---------------
60.................        316   $  114,112,390.63       48.24%      361,115.16      5.860        406       708           75.11
120................        312      122,440,904.81       51.76       392,438.80      2.624        385       695           75.52
                           ---   -----------------      ------
   Total...........        628   $  236,553,295.44      100.00%
                           ===   =================      ======

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

      The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

      The Mortgage Pass-Through Certificates, Series 2006-OA5 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class X, Class A-R, Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6, Class I-M-7, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6, Class II-M-7, Class I-C, Class II-C, Class 1-P, Class 2-P, Class 3-P and Class R-X Certificates. Only the classes of certificates identified on the cover page hereof as offered certificates are offered by this free writing prospectus (the "OFFERED CERTIFICATES").

When describing the certificates in this free writing prospectus, we use the following terms:

   DESIGNATION                                             CLASSES OF CERTIFICATES
----------------------------      --------------------------------------------------------------------------------
Group I Senior Certificates       Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 2-A-3 and
                                                             Class X Certificates

Group II Senior Certificates                      Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates

Group I Subordinated                   Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class
  Certificates                                       1-M-6 and Class I-M-7 Certificates

Group II Subordinated                  Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5,
  Certificates                                     Class II-M-6 and Class II-M-7 Certificates

Group I Certificates                     Group I Senior Certificates and Group I Subordinated Certificates

Group II Certificates                   Group II Senior Certificates and Group II Subordinated Certificates

Senior Certificates                Group I Senior Certificates, Group II Senior Certificates and Class A-R Certificates

Class M Certificates                    Group I Subordinated Certificates and Group II Subordinated Certificates
     or
Subordinated Certificates

LIBOR Certificates                               Group I Certificates and Group II Certificates

Offered Certificates                               Senior Certificates and Class M Certificates

   DESIGNATION                                             CLASSES OF CERTIFICATES
----------------------------      --------------------------------------------------------------------------------
    Class C Certificates                                  Class I-C and Class II-C Certificates

    Class P Certificates                             Class 1-P, Class 2-P and Class 3-P Certificates

    Private Certificates              Class I-C, Class II-C, Class 1-P, Class 2-P, Class 3-P and Class R-X Certificates

The certificates are generally referred to as the following types:

            CLASS                                                       TYPE
----------------------------------------        -------------------------------------------------------------
Class 1-A-1, Class 2-A-1 and Class 3-A-1        Senior/Floating Pass-Through Rate/Super Senior
  Certificates:

Class 1-A-2, Class 2-A-2 and Class 3-A-2            Senior/Floating Pass-Through Rate/Super Senior/Support
  Certificates
Class 1-A-3, Class 2-A-3 and Class 3-A-3                  Senior/Floating Pass-Through Rate/Support
  Certificates

Class X Certificates                           Senior/Notional Amount/Interest Only/Variable Pass-Through Rate

Class A-R Certificates                                       Senior/REMIC Residual/Principal Only

Class M Certificates                                        Subordinate/Floating Pass-Through Rate

      The Class 1-P, Class 2-P and Class 3-P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans in Loan Group 1, Loan Group 2 and Loan Group 3, respectively, and such amounts will not be available for distribution to the holders of the other classes of certificates. The classes of offered certificates will have the respective initial Class Certificate Balances or initial notional amount set forth in the "Summary -- Description of the Certificates" in this free writing prospectus. The initial Class Certificate Balances or initial notional amount may vary in the aggregate by plus or minus 5%. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

CALCULATION OF CLASS CERTIFICATE BALANCE

      The "CLASS CERTIFICATE BALANCE" of any class of offered certificates (other than the notional amount certificates) as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

      - all amounts previously distributed to holders of certificates of the class as scheduled and unscheduled payments of principal; and

      -     the Applied Realized Loss Amounts allocated to the class;

provided, however, that the Class Certificate Balance of the classes to which Realized Losses have been allocated will be increased sequentially in the order of payment priority from highest to lowest, by the amount of Subsequent Recoveries on the Mortgage Loans in the related loan group distributed as principal to any class of related certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates. See "The Pooling and Servicing Agreement - Realization Upon Defaulted Mortgage Loans - Application of Liquidation Proceeds" in the prospectus.

      Although Subsequent Recoveries, if any, will be allocated to increase the Class Certificate Balance of a class of certificates, as described above, such Subsequent Recoveries will be included in the Principal Remittance Amount for the applicable loan group and will be distributed in the priority set forth below under "Distributions -- Distributions of Principal," and therefore such Subsequent Recoveries may not to be used to make any principal payments on the class or classes of certificates for which the Class Certificate Balances have been increased by allocation of Subsequent Recoveries as described above. Additionally, holders of such certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Class Certificate Balance for any accrual period preceding the Distribution Date on which such increase occurs.

      If the overcollateralization amount related to an Aggregate Loan Group is zero and there is a Realized Loss on a Mortgage Loan in such Aggregate Loan Group, the Class Certificate Balance of the class of subordinated certificates related to such Aggregate Loan Group then outstanding with the lowest distribution priority (beginning with the Class I-M-7 and Class II-M-7 Certificates in the case of Aggregate Loan Group I and Aggregate Loan Group II, respectively) will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all the classes of certificates in the related certificate group, following all distributions on any Distribution Date, exceeds the aggregate Stated Principal Balance of the Mortgage Loans in the related Aggregate Loan Group as of the Due Date occurring in the month of the Distribution Date (after giving effect to unscheduled receipts of principal in the Prepayment Period related to that Due Date).

NOTIONAL AMOUNT CERTIFICATES

      The Class X Certificates are notional amount certificates. The notional amount of the Class X Certificates for any Distribution Date will equal the aggregate Class Certificate Balance of the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates.

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

      The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("CERTIFICATE OWNERS") may elect to hold their Book-Entry Certificates through the Depository Trust Company ("DTC") in the United States, or Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("EUROCLEAR"), in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of Book-Entry Certificates will be issued in one or more certificates that will equal the aggregate principal balance of the applicable Class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream, Luxembourg and Chase will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is not an integral multiple of $1,000. Except as described below, no person acquiring a beneficial ownership in a Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing such person's beneficial ownership interest in such Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("PARTICIPANTS") and DTC.

      The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

      Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("INDIRECT PARTICIPANTS"), with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

      Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

      Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures, relating to the Offered Certificates, see "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" in the prospectus.

      Transfers between Participants will occur in accordance with DTC rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

      DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

      Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("CLEARSTREAM, LUXEMBOURG"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("NEW CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

      Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

      On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

      Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "EUROCLEAR OPERATOR") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

      Euroclear was created in 1968 to hold securities for participants of Euroclear ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

      The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

      Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to Offered Certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" and "Miscellaneous Tax Aspects -- Backup Withholding" in the prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      Monthly and annual reports on the issuing entity provided by the master servicer to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

      DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

      Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, (b) the beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) of a class at their sole option and expense, elect to remove their Book-Entry Certificates from DTC or (c) after the occurrence of an event of default (as defined in the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights evidenced by the Offered Certificates advise the trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related Offered Certificates under the pooling and servicing agreement.

      Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

      For a description of the procedures generally applicable to Book-Entry Certificates, see "Description of the Certificates - Book-Entry Certificates" in the prospectus.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

      Certificate Account. On or before the closing date, the master servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

      - all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

      - all payments on account of interest on the Mortgage Loans, net of the related master servicing fee (as adjusted by Compensating Interest payments) and any lender paid mortgage insurance premiums;

      -     all payments on account of prepayment charges on the Mortgage Loans;

      - all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures;

      - any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

      - any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

      -     all Substitution Adjustment Amounts; and

      -     all Advances made by the master servicer.

      Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Certificates" in the prospectus.

      The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes with respect to the Mortgage Loans in the related Aggregate Loan Group:

      - to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer);

      - to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

      - to reimburse each of the master servicer and the Trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

      - to reimburse the master servicer for insured expenses from the related insurance proceeds;

      - to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property,
            (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "SERVICING ADVANCES"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

      - to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

      - to reimburse the sellers, the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

      - to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

      - to withdraw an amount equal to the sum of (a) the related Available Funds, (b) any Prepayment Charges received and (c) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

      - to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

      Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds, any Prepayment Charges received and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "DISTRIBUTION ACCOUNT"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

      - the aggregate amount remitted by the master servicer to the trustee; and

      - any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

      The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under " -- Priority of Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

      -     to pay the Trustee Fee to the trustee;

      - to deposit in each Final Maturity Reserve Fund maintained by the trustee on the specified Distribution Date as described in this free writing prospectus;

      - to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

      - to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

      - to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

      There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

      Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

      The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

      The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

      Corridor Contract Reserve Fund. Funds in the Corridor Contract Reserve Fund may be invested in permitted investments at the direction of UBS Securities LLC. If the trustee, on behalf of the Supplemental Interest Trust, does not receive written directions regarding investment, it will invest all funds in the Corridor Contract Reserve Fund in respect of amounts received under each Corridor Contract in The Bank of New York cash reserves. Any net investment earnings will be retained in the Corridor Contract Reserve Fund until withdrawn upon the earlier of the reduction of the aggregate Class Certificate Balance of the LIBOR Certificates to zero and the termination of the pooling and servicing agreement. Any losses incurred in the Corridor Contract Reserve Fund in respect of the investment will be charged against amounts on deposit in the Corridor Contract Reserve Fund (or the investments) immediately as realized. The trustee, on behalf of the Supplemental Interest Trust, will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Corridor Contract Reserve Fund and made in accordance with the pooling and servicing agreement.

      Final Maturity Reserve Fund. Funds in each Final Maturity Reserve Fund with respect to an Aggregate Loan Group may be invested in permitted investments at the direction of the holders of the related class of Class C Certificates. If the trustee, on behalf of the Supplemental Interest Trust, does not receive written directions regarding investment, it will invest all funds in each Final Maturity Reserve Fund in The Bank of New York cash reserves. Any net investment earnings will be retained in each Final Maturity Reserve Fund until withdrawn upon the termination of the pooling and servicing agreement. Any losses incurred in either Final Maturity Reserve Fund in respect of the investment will be charged against amounts on deposit in the applicable Final Maturity Reserve Fund (or the investments) immediately as realized. The trustee, on behalf of the Supplemental Interest Trust, will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Final Maturity Reserve Fund and made in accordance with the pooling and servicing agreement.

FEES AND EXPENSES

      The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

             TYPE / RECIPIENT (1)                                           AMOUNT                                 GENERAL PURPOSE
-------------------------------------------  --------------------------------------------------------------------  ----------------
FEES

Master Servicing Fee / Master Servicer       One-twelfth of the Stated Principal Balance of each Mortgage Loan      Compensation
                                             multiplied by the Master Servicing Fee Rate (3)

                                             -   All late payment fees, assumption fees and other similar charges   Compensation
                                                 (excluding prepayment charges)

                                             -   All investment income earned on amounts on deposit in the          Compensation
                                                 Certificate Account and Distribution Account
                                             -   Excess Proceeds (4)                                                Compensation

Trustee Fee (the "TRUSTEE FEE") / Trustee    One-twelfth of the Trustee Fee Rate multiplied by the aggregate        Compensation
                                             Stated Principal Balance of the outstanding Mortgage Loans (5)

EXPENSES

Insured expenses / Master Servicer           Expenses incurred by the master servicer                               Reimbursement
                                                                                                                     of Expenses

Servicing Advances / Master Servicer         To the extent of funds available, the amount of any Servicing          Reimbursement
                                             Advances                                                                of Expenses

Indemnification expenses / the sellers, the  Amounts for which the sellers, the master servicer and depositor are  Indemnification
master servicer and the depositor            entitled to indemnification (7)


             TYPE / RECIPIENT (1)                                          SOURCE (2)                                   FREQUENCY
-------------------------------------------  -------------------------------------------------------------------------  -----------
FEES

Master Servicing Fee / Master Servicer       Amounts on deposit in the Certificate Account representing payments of         Monthly
                                             interest and application of liquidation proceeds with respect to that mortgage loan.

                                             Payments made by obligors with respect to the Mortgage Loans               Time to time

                                             Investment income related to the Certificate Account and the Distribution       Monthly
                                             Account

                                             Liquidation proceeds and Subsequent Recoveries                             Time to time
Trustee Fee (the "TRUSTEE FEE") / Trustee    Amounts on deposit in the Certificate Account or the Distribution Account       Monthly

EXPENSES

Insured expenses / Master Servicer           To the extent the expenses are covered by an insurance policy with         Time to time
                                             respect to the Mortgage Loan

Servicing Advances / Master Servicer         With respect to each Mortgage Loan, late recoveries of the payments of     Time to time
                                             the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan (6)

Indemnification expenses / the sellers, the  Amounts on deposit on the Certificate Account                                   Monthly
master servicer and the depositor

----------
(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The Master Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4) "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)   The "TRUSTEE FEE RATE" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

DISTRIBUTIONS

      Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in March 2006 (each, a "DISTRIBUTION DATE"), to the persons in whose names the certificates are registered at the close of business on the applicable Record Date. The "RECORD DATE" for the interest-bearing certificates and any Distribution Date will be the business day immediately preceding that Distribution Date, or if the interest-bearing certificates are no longer book-entry certificates, the Record Date will be the last business day of the calendar month preceding the month of that Distribution Date. For each other class of certificates and any Distribution Date, the Record Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

      Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of any certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of the certificates at the corporate trust office of the trustee.

      On each Distribution Date, the trustee will withdraw all prepayment charges in the Distribution Account and then distribute them to the applicable class of Class P Certificates.

      The "INTEREST REMITTANCE AMOUNT" for any Distribution Date and Loan Group is equal to:

            (a) the sum, without duplication, of:

                  (1) all scheduled interest on the Mortgage Loans in that Loan
            Group due on the related Due Date that are received on or prior to the related Determination Date, less the related Master Servicing Fees and any payments made in respect of premiums on lender paid insurance mortgage loans,

                  (2) all interest on prepayments on the Mortgage Loans in that
            Loan Group, other than Prepayment Interest Excess,

                  (3) all Advances relating to interest in respect of the
            Mortgage Loans in that Loan Group,

                  (4) amounts paid by the master servicer in respect of
            Compensating Interest for that Loan Group, and

                  (5) liquidation proceeds on the Mortgage Loans in that Loan
            Group received during the related Prepayment Period (to the extent such liquidation proceeds relate to interest),

            minus

            (b) all non-recoverable Advances in respect of the Mortgage Loans in that Loan Group relating to interest and certain expenses reimbursed since the prior Due Date.

      The "PRINCIPAL REMITTANCE AMOUNT" for any Distribution Date and Loan Group is equal to:

            (a) the sum, without duplication, of:

                  (1) the scheduled principal collected or advanced on the
            Mortgage Loans in that Loan Group with respect to the related Due Date,

                  (2) prepayments on the Mortgage Loans in that Loan Group
            collected in the related Prepayment Period,

                  (3) the Stated Principal Balance of each Mortgage Loan in that
            Loan Group that was repurchased by a seller or purchased by the master servicer with respect to that Distribution Date,

                  (4) any Substitution Adjustment Amounts in respect of Mortgage
            Loans in that Loan Group, and

                  (5) all liquidation proceeds in respect of Mortgage Loans in that Loan Group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage Loans in that Loan Group received during the related Prepayment Period, minus

            (b) all non-recoverable Advances relating to principal on the Mortgage Loans in that Loan Group and certain expenses reimbursed since the prior Due Date.

      "PREPAYMENT INTEREST EXCESS" means with respect to any Mortgage Loan and principal prepayment received by the master servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the cut-off date occurs), all amounts paid by the related mortgagor in respect of interest on such principal prepayment.

INTEREST

      On each Distribution Date, the interest distributable with respect to the offered certificates (other than the Class A-R Certificates) is the interest which has accrued on the Class Certificate Balances or notional amount, as applicable, thereof immediately prior to that Distribution Date at the then applicable related Pass-Through Rate during the applicable Accrual Period.

      For any Distribution Date, the "ACCRUAL PERIOD" for each class of interest-bearing certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on day immediately prior to that Distribution Date.

      Interest Entitlement. Interest on the LIBOR Certificates (other than the Class X Certificates) will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period. Interest on the Class X Certificates will be calculated on the basis of a 360 day year divided into twelve 30 day months.

      The "INTEREST FUNDS" for any Distribution Date and Loan Group are equal to the Interest Remittance Amount for that Loan Group minus the related portion of the Trustee Fee for such Distribution Date.

      "CURRENT INTEREST," with respect to each class of offered certificates (other than the Class A-R Certificates) and each Distribution Date, is the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Class Certificate Balance or notional amount, as applicable, of such class immediately prior to such Distribution Date.

      "INTEREST CARRY FORWARD AMOUNT," with respect to each class of offered certificates (other than the Class A-R Certificates) and each Distribution Date, is the excess of:

      (a) Current Interest for such class with respect to prior Distribution Dates, over

      (b) the amount actually distributed to such class with respect to interest on prior Distribution

      Dates.

      PASS-THROUGH RATES. The classes of certificates will have the respective pass through rates described below (each, a "PASS-THROUGH RATE").

      LIBOR Certificates (other than the Class X Certificates).

      The Pass-Through Rate with respect to each Accrual Period and each class of LIBOR Certificates (other than the Class X Certificates) will be a per annum rate equal to the lesser of:

      (1) One-Month LIBOR for such Accrual Period (calculated as described below under " -- Calculation of One-Month LIBOR") plus the Pass-Through Margin for such class and Accrual Period, and

      (2) the applicable Net Rate Cap for such class for such Distribution Date.

      The "PASS-THROUGH MARGIN" for each class of LIBOR Certificates is as follows:

CLASS OF CERTIFICATES                            PASS-THROUGH MARGIN
---------------------                            -------------------
                                                  (1)          (2)
                                                 -----        ------
Class 1-A-1...................................   0.200%       0.400%
Class 1-A-2...................................   0.300%       0.600%
Class 1-A-3...................................   0.370%       0.740%
Class 2-A-1...................................   0.200%       0.400%
Class 2-A-2...................................   0.300%       0.600%
Class 2-A-3...................................   0.370%       0.740%
Class I-M-1...................................   0.500%       0.750%
Class I-M-2...................................   0.550%       0.825%
Class I-M-3...................................   0.650%       0.975%
Class I-M-4...................................   1.050%       1.575%
Class I-M-5...................................   1.200%       1.800%
Class I-M-6...................................   2.300%       3.450%
Class I-M-7...................................   2.800%       4.200%
Class 3-A-1...................................   0.200%       0.400%
Class 3-A-2...................................   0.300%       0.600%
Class 3-A-3...................................   0.370%       0.740%
Class II-M-1..................................   0.650%       0.975%
Class II-M-2..................................   0.800%       1.200%
Class II-M-3..................................   0.950%       1.425%
Class II-M-4..................................   2.250%       3.375%
Class II-M-5..................................   2.750%       4.125%
Class II-M-6..................................   3.000%       4.500%
Class II-M-7..................................   3.000%       4.500%

----------
(1) For the Accrual Period rel ated to any Distribution Date occurring on or prior to the related Optional Termination Date.

(2) For the Accrual Period related to any Distribution Date occurring after the related Optional Termination Date.

      Class X Certificates.

      The Pass-Through Rate for the Class X Certificates will be a per annum rate equal to the excess of:

      (1) the Net Rate Cap for the senior certificates related to Loan Group 2, over

      (2)   the sum of:

            (a) One-Month LIBOR for such Accrual Period (calculated as described below under " -- Calculation of One-Month LIBOR"); and

            (b) 0.40% for the Accrual Period (calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period) related to any Distribution Date occurring on or prior to the related Optional Termination Date and 0.80% for the Accrual Period (calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period) related to any Distribution Date occurring after the related Optional Termination Date.

      Class A-R, Class P and Class C Certificates.

      The Class A-R, Class P and Class C Certificates do not have a Pass-Through Rate.

      "ADJUSTED NET MORTGAGE RATE," with respect to each Mortgage Loan and any Distribution Date is equal to the Mortgage Rate on that Mortgage Loan (net of the premium for any lender paid mortgage insurance) as of the Due Date related to that Distribution Date minus the Expense Fee Rate.

      "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE," for any Distribution Date and loan group is the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that loan group, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) and with respect to Loan Group 1 and Loan Group 3, less the related Required Deposit Rate.

      "REQUIRED DEPOSIT RATE" with respect to Loan Group 1 and Loan Group 3, is a per annum rate equal to the product of (i) the related Required Deposit and
(ii) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

      "AVAILABLE FUNDS" for any Distribution Date and Loan Group is equal to the sum of (a) Interest Funds for that Loan Group and Distribution Date and (b) the Principal Remittance Amount for such Loan Group and Distribution Date.

      "AVAILABLE FUNDS RATE CAP" for any Distribution Date and the following classes of certificates is:

      - with respect to the senior certificates (other than the Class X and Class A-R Certificates) and the Group II Subordinated Certificates, the product of:

            (i) the Available Funds for the related Loan Group, and with respect to Loan Group 1 and Loan Group 3, minus the related Required Deposit for such Distribution Date, and

            (ii) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

      - with respect to the Group I Subordinated Certificates, the sum of the following for Loan Group 1 and Loan Group 2, the product of:

            (i) the Available Funds for the related Loan Group, and with respect to Loan Group 1, minus the Required Deposit for such Distribution Date,

            (ii) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

            (iii) a fraction:

                  (a) the numerator of which is the related Subordinated Portion immediately prior to that Distribution Date; and

                  (b)   the denominator of which is the greater of:

                        (1)   such Subordinated Portion; and

                        (2)   the excess of:

                              (A) the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due
                                   Date), over

                              (B) the aggregate Class Certificate Balance of the Group I Senior Certificates (other than the notional amount certificates) immediately prior to that Distribution Date.

      The "NET RATE CAP" for each Distribution Date and the following classes of certificates is:

      - with respect to the classes of senior certificates (other than the Class X and Class A-R Certificates) and the classes of Group II Subordinated Certificates, the product of:

            (a)   the lesser of:

                  (i) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in the related Loan Group as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

                  (ii)  the related Available Funds Rate Cap, and

            (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period, and

      - with respect to the Group I Subordinated Certificates, the product of:

            (a)   the lesser of

                  (i) the sum of the following for Loan Group 1 and Loan Group 2: the product of:

                        (1) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in that Loan Group; and

                        (2)   a fraction:

                              (a)  the numerator of which is the related
                                   Subordinated Portion immediately prior to that Distribution Date; and

                              (b)  the denominator of which is the greater of:

                                   (i)  such Subordinated Portion; and

                                   (ii) the excess of:

                                        (A)  the aggregate Stated Principal
                                             Balance of the Mortgage Loans in
                                             Aggregate Loan Group I as of the
                                             Due Date in the prior month (after
                                             giving effect to principal
                                             prepayments in the Prepayment
                                             Period related to that prior Due
                                             Date), over

                                        (B)  the aggregate Class Certificate
                                             Balance of the Group I Senior
                                             Certificates (other than the
                                             notional amount certificates)
                                             immediately prior to that
                                             Distribution Date; and

                  (ii)  the related Available Funds Rate Cap, and

            (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

      The "SUBORDINATED PORTION" for any Distribution Date and Loan Group will be equal to the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) minus the aggregate Class Certificate Balance of the related senior certificates (other than the notional amount certificates) immediately prior to such Distribution Date.

      The "NET RATE CARRYOVER" for each class of the interest-bearing certificates on any Distribution Date is equal to the sum of:

      (a)   the excess of:

            (i) the amount of interest that such class would have accrued for such Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the related Net Rate Cap, over

            (ii) the amount of interest such class accrued on such Distribution Date based on the related Net Rate Cap, and

      (b) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the related Net Rate Cap).

      Distributions of Funds from the Corridor Contracts. On each Distribution Date beginning in May 2008 with respect to the Group I Corridor Contract and beginning in May 2010 with respect to the Group II Corridor Contract on or prior to the related Corridor Contract Termination Date, amounts paid to the Supplemental Interest Trust will be deposited in the Corridor Contract Reserve Fund and then distributed to pay, first, any Unpaid Realized Loss Amounts and, second, any unpaid Net Rate Carryover on the Group I and Group II Certificates, as applicable. Any amounts remaining after this application will be distributed to the holders of the related class of Class C Certificates and will not be available for the payment of any Unpaid Realized Loss Amounts or Net Rate Carryover on any class of certificates on future Distribution Dates unless the applicable Corridor Contract is subject to an early termination, in which case any early termination payment received by the Supplemental Interest Trust in respect of the Corridor Contract will be deposited by the trustee, on behalf of the Supplemental Interest Trust, in the Corridor

Contract Reserve Fund to cover any Unpaid Realized Loss Amounts and any Net Rate Carryover on the Group I or Group II Certificates, as applicable, until the related Corridor Contract Termination Date. See "Description of the Certificates -- The Corridor Contracts" and " -- Corridor Contract Reserve Fund" below.

DEFERRED INTEREST

      With respect to each Mortgage Loan and each related Due Date, "DEFERRED INTEREST" will be the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the monthly payment due for such Due Date. Such excess may occur because the mortgage rates of the Mortgage Loans adjust monthly, while the monthly payment generally adjusts annually, or as a result of the application of the Payment Caps, in either case, resulting in negative amortization.

THE CORRIDOR CONTRACTS

      The Group I Certificates will have the benefit of an interest rate corridor contract (the "GROUP I CORRIDOR CONTRACT") beginning in May 2008 and the Group II Certificates will have the benefit of an interest rate corridor contract (the "GROUP II CORRIDOR CONTRACT" and, together, with the Group I Corridor Contract, the "CORRIDOR CONTRACTS") beginning in May 2010. Each Corridor Contract will be evidenced by a confirmation between UBS AG, London Branch ("UBS AG" or the "CORRIDOR CONTRACT COUNTERPARTY") and UBS Real Estate Securities, Inc. ("UBS REAL ESTATE"), an affiliate of UBS Securities LLC.

      The Corridor Contracts will be an asset of a separate trust (the "SUPPLEMENTAL INTEREST TRUST") created under the pooling and servicing agreement for the benefit of the LIBOR Certificates.

      Pursuant to each Corridor Contract, the terms of an ISDA Master Agreement were incorporated into the confirmation of the Corridor Contract, as if such an ISDA Master Agreement had been executed by UBS Real Estate and the Corridor Contract Counterparty on the date that each Corridor Contract was executed. Each Corridor Contract is also subject to certain ISDA definitions, as published by the International Swaps and Derivatives Association, Inc. On the closing date, UBS Real Estate will assign its rights under each Corridor Contract to The Bank of New York, as trustee, on behalf of the Supplemental Interest Trust.

      With respect to the Group I Corridor Contract and any Distribution Date, beginning in May 2008 and with respect to the Group II Corridor Contract and any Distribution Date, beginning in May 2010, on or prior to the related Corridor Contract Termination Date, the amount payable by the Corridor Contract Counterparty under a Corridor Contract will equal the product of:

      (i) the excess (if any) of (x) the lesser of (A) One-Month LIBOR (as determined by the Corridor Contract Counterparty) and (B) the applicable Corridor Contract Ceiling Rate for such Distribution Date over (y) the applicable Corridor Contract Strike Rate for such Distribution Date,

      (ii) the product of (a) the applicable Corridor Contract Notional Balance for such Distribution Date and (b) 250, and

      (iii) (x) the number of days in the related Accrual Period divided by (y) 360.

      On or prior to the Corridor Contract Termination Date, amounts (if any) received under the Corridor Contracts by the trustee, on behalf of the Supplemental Interest Trust, will be used to cover any Net Rate Carryover and Unpaid Realized Loss Amount on the Group I and Group II Certificates, as applicable. Amounts received by the trustee, on behalf of the Supplemental Interest Trust, in excess of the amount necessary to cover the Net Rate Carryover and Unpaid Realized Loss Amounts on any Distribution Date will not be available to cover the Net Rate Carryover or Unpaid Realized Loss Amount on future Distribution Dates but will be distributed to the related class of Class C Certificates.

      The "GROUP I CORRIDOR CONTRACT NOTIONAL BALANCE", the "GROUP I CORRIDOR CONTRACT STRIKE RATE" and the "GROUP I CORRIDOR CONTRACT CEILING RATE" are as described in the following table:

                                         GROUP I           GROUP I    GROUP I
                                         CORRIDOR         CORRIDOR    CORRIDOR
                                         CONTRACT         CONTRACT    CONTRACT
          MONTH OF                       NOTIONAL          STRIKE     CEILING
      DISTRIBUTION DATE                 BALANCE ($)       RATE (%)    RATE (%)
---------------------------------    -----------------    --------    --------
May 25, 2008.....................      1,580,171.38         6.80        7.38
June 25, 2008....................      1,546,397.22         6.84        7.42
July 25, 2008....................      1,513,357.88         6.88        7.46
August 25, 2008..................      1,481,037.12         6.90        7.48
September 25, 2008...............      1,449,419.07         6.93        7.51
October 25, 2008.................      1,418,488.20         6.95        7.53
November 25, 2008................      1,388,229.33         6.96        7.54
December 25, 2008................      1,358,627.63         6.95        7.53
January 25, 2009.................      1,329,668.60         6.95        7.53
February 25, 2009................      1,301,291.97         6.95        7.53
March 25, 2009...................      1,273,487.39         6.95        7.53
April 25, 2009...................      1,246,056.28         6.93        7.51
May 25, 2009.....................      1,219,204.52         6.92        7.50
June 25, 2009....................      1,192,941.30         6.91        7.49
July 25, 2009....................      1,167,194.74         6.89        7.47
August 25, 2009..................      1,141,888.91         6.87        7.45
September 25, 2009...............      1,117,139.03         6.85        7.43
October 25, 2009.................      1,092,930.48         6.81        7.39
November 25, 2009................      1,069,243.14         6.77        7.35
December 25, 2009................      1,046,041.67         6.72        7.30
January 25, 2010.................      1,044,668.73         6.73        6.93
February 25, 2010................      1,043,295.78         6.73        6.93
March 25, 2010...................      1,041,922.84         6.74        6.94
April 25, 2010...................      1,040,549.89         6.74        6.94
May 25, 2010.....................      1,039,176.94         6.75        6.95
June 25, 2010....................      1,037,804.00         6.75        6.95
July 25, 2010....................      1,036,431.05         6.76        6.96
August 25, 2010..................      1,035,058.10         6.76        6.96
September 25, 2010...............      1,033,685.16         6.77        6.97
October 25, 2010.................      1,032,312.21         6.77        6.97
November 25, 2010................      1,030,939.27         6.78        6.98
December 25, 2010................      1,029,566.32         6.78        6.98
January 25, 2011.................      1,028,193.38         6.79        6.99
February 25, 2011................      1,026,820.43         6.79        6.99
March 25, 2011...................      1,025,447.48         6.80        7.00
April 25, 2011...................      1,024,074.54         6.80        7.00
May 25, 2011.....................      1,022,701.59         6.81        7.01
June 25, 2011....................      1,021,328.64         6.81        7.01
July 25, 2011....................      1,019,955.70         6.82        7.02
August 25, 2011..................      1,018,582.75         6.82        7.02
September 25, 2011...............      1,017,209.81         6.83        7.03
October 25, 2011.................      1,015,836.86         6.83        7.03
November 25, 2011................      1,014,463.92         6.74        7.95
December 25, 2011................        989,309.01         6.74        7.95
January 25, 2012.................        964,770.08         6.75        7.95
February 25, 2012................        940,832.16         6.75        7.95
March 25, 2012...................        917,480.67         6.75        7.95
April 25, 2012...................        894,701.37         6.74        7.95
May 25, 2012.....................        872,480.36         6.74        7.95
June 25, 2012....................        850,804.10         6.74        7.95
July 25, 2012....................        829,659.33         6.74        7.95
August 25, 2012..................        809,033.16         6.74        7.95
September 25, 2012...............        788,912.98         6.74        7.95
October 25, 2012.................        769,286.49         6.74        7.95
November 25, 2012................        750,141.70         6.74        7.98
December 25, 2012................        731,466.89         6.75        8.07
January 25, 2013.................        713,250.63         6.75        8.13
February 25, 2013................        695,481.78         6.75        8.19
March 25, 2013...................        678,149.45         6.74        8.26
April 25, 2013...................        661,243.02         6.65        8.31
May 25, 2013.....................        644,752.13         6.65        8.35
June 25, 2013....................        628,666.66         6.65        8.40
July 25, 2013....................        612,976.76         6.65        8.42
August 25, 2013..................        597,672.78         6.65        8.45
September 25, 2013...............        582,745.33         6.65        8.47
October 25, 2013.................        568,185.25         6.65        8.46
November 25, 2013................        553,983.58         6.65        8.47
December 25, 2013................        540,131.59         6.65        8.47
January 25, 2014.................        526,620.76         6.65        8.45
February 25, 2014................        513,442.78         6.65        8.43
March 25, 2014...................        500,589.53         6.65        8.41
April 25, 2014...................        488,053.10         6.65        8.38
May 25, 2014.....................        475,825.76         6.65        8.34
June 25, 2014....................        463,899.98         6.65        8.29
July 25, 2014....................        452,268.38         6.64        8.25
August 25, 2014..................        440,923.81         6.64        8.20
September 25, 2014...............        429,859.25         6.64        8.12
October 25, 2014.................        419,067.87         6.64        8.04
November 25, 2014................        408,543.00         6.64        7.95
December 25, 2014................        398,278.14         6.64        7.95
January 25, 2015.................        388,266.92         6.64        7.95
February 25, 2015................        378,503.16         6.64        7.95
March 25, 2015...................        368,980.81         6.64        7.95
April 25, 2015...................        359,693.97         6.64        7.95
May 25, 2015.....................        350,636.89         4.00        4.50
June 25, 2015....................        341,803.94         4.00        4.50
July 25, 2015....................        333,189.64         4.00        4.50
August 25, 2015..................        324,788.66         4.00        4.50
September 25, 2015...............        316,595.76         4.00        4.50
October 25, 2015.................        308,605.87         4.00        4.50
November 25, 2015................        300,814.00         4.00        4.50
December 25, 2015................        293,215.32         4.00        4.50

                                         GROUP I           GROUP I    GROUP I
                                         CORRIDOR         CORRIDOR    CORRIDOR
                                         CONTRACT         CONTRACT    CONTRACT
          MONTH OF                       NOTIONAL          STRIKE     CEILING
      DISTRIBUTION DATE                 BALANCE ($)       RATE (%)    RATE (%)
---------------------------------    -----------------    --------    --------
January 25, 2016.................        285,805.08         4.00        4.50
February 25, 2016................        278,578.69         4.00        4.50
March 25, 2016...................        271,531.63         4.00        4.50
April 25, 2016...................        264,659.51         4.00        4.50
May 25, 2016.....................        257,958.04         4.00        4.50
June 25, 2016....................        251,423.04         4.00        4.50
July 25, 2016....................        245,050.43         4.00        4.50
August 25, 2016..................        238,836.22         4.00        4.50
September 25, 2016...............        232,776.54         4.00        4.50
October 25, 2016.................        226,867.59         4.00        4.50
November 25, 2016................        221,105.66         4.00        4.50
December 25, 2016................        215,487.16         4.00        4.50
January 25, 2017.................        210,008.56         4.00        4.50
February 25, 2017................        204,666.42         4.00        4.50
March 25, 2017...................        199,457.39         4.00        4.50
April 25, 2017...................        194,378.21         4.00        4.50
May 25, 2017.....................        189,425.68         4.00        4.50
June 25, 2017....................        184,596.68         4.00        4.50
July 25, 2017....................        179,888.18         4.00        4.50
August 25, 2017..................        175,297.22         4.00        4.50
September 25, 2017...............        170,820.91         4.00        4.50
October 25, 2017.................        166,456.42         4.00        4.50
November 25, 2017................        162,201.00         4.00        4.50
December 25, 2017................        158,051.96         4.00        4.50
January 25, 2018.................        154,006.70         4.00        4.50
February 25, 2018................        150,062.64         4.00        4.50
March 25, 2018...................        146,217.29         4.00        4.50
April 25, 2018...................        142,468.24         4.00        4.50
May 25, 2018.....................        138,813.09         4.00        4.50
June 25, 2018....................        135,249.53         4.00        4.50
July 25, 2018....................        131,775.31         4.00        4.50
August 25, 2018..................        128,388.22         4.00        4.50
September 25, 2018...............        125,086.11         4.00        4.50
October 25, 2014
and thereafter                                     0         0.00        0.00

      The "GROUP II CORRIDOR CONTRACT NOTIONAL BALANCE", the "GROUP II CORRIDOR CONTRACT STRIKE RATE" and the "GROUP II CORRIDOR CONTRACT CEILING RATE" are as described in the following table:

                                         GROUP II         GROUP II    GROUP II
                                         CORRIDOR         CORRIDOR    CORRIDOR
                                         CONTRACT         CONTRACT    CONTRACT
          MONTH OF                       NOTIONAL          STRIKE     CEILING
      DISTRIBUTION DATE                 BALANCE ($)       RATE (%)    RATE (%)
---------------------------------    -----------------    --------    --------
May 25, 2010.....................        338,813.44         6.84        7.95
June 25, 2010....................        331,161.44         6.84        7.95
July 25, 2010....................        323,684.07         6.85        7.95
August 25, 2010..................        316,350.46         6.85        7.95
September 25, 2010...............        309,184.64         6.85        7.95
October 25, 2010.................        302,182.76         6.86        7.95
November 25, 2010................        295,341.02         6.86        7.95
December 25, 2010................        288,654.33         6.86        7.95
January 25, 2011.................        282,039.97         6.87        7.95
February 25, 2011................        275,397.42         6.87        7.95
March 25, 2011...................        268,890.31         6.87        7.95
April 25, 2011...................        262,275.98         6.87        7.95
May 25, 2011.....................        255,808.08         6.87        7.95
June 25, 2011....................        249,497.91         6.87        7.95
July 25, 2011....................        243,341.66         6.87        7.95
August 25, 2011..................        237,335.61         6.87        7.95
September 25, 2011...............        231,476.11         6.87        7.95
October 25, 2011.................        225,759.62         6.87        7.95
November 25, 2011................        220,182.67         6.88        7.95
December 25, 2011................        214,741.90         6.88        7.95
January 25, 2012.................        209,433.99         6.89        7.95
February 25, 2012................        204,255.74         6.89        7.95
March 25, 2012...................        199,204.00         6.89        7.95
April 25, 2012...................        194,275.70         6.88        7.95
May 25, 2012.....................        189,467.86         6.88        7.95
June 25, 2012....................        184,777.56         6.88        7.95
July 25, 2012....................        180,201.94         6.88        7.95
August 25, 2012..................        175,738.24         6.88        7.95
September 25, 2012...............        171,383.72         6.88        7.95
October 25, 2012.................        167,135.75         6.88        7.95
November 25, 2012................        162,991.75         6.88        7.95
December 25, 2012................        158,949.18         6.89        7.95
January 25, 2013.................        155,005.59         6.89        7.95
February 25, 2013................        151,158.58         6.89        7.95
March 25, 2013...................        147,405.81         6.88        7.95
April 25, 2013...................        143,744.98         3.80        4.50
May 25, 2013.....................        140,173.86         3.80        4.50
June 25, 2013....................        136,690.29         3.80        4.50
July 25, 2013....................        133,292.12         3.80        4.50
August 25, 2013..................        129,977.28         3.80        4.50
September 25, 2013...............        126,743.76         3.80        4.50
October 25, 2013.................        123,589.58         3.80        4.50
November 25, 2013................        120,512.80         3.80        4.50
December 25, 2013................        117,511.55         3.80        4.50

                                         GROUP II         GROUP II    GROUP II
                                         CORRIDOR         CORRIDOR    CORRIDOR
                                         CONTRACT         CONTRACT    CONTRACT
          MONTH OF                       NOTIONAL          STRIKE     CEILING
      DISTRIBUTION DATE                 BALANCE ($)       RATE (%)    RATE (%)
---------------------------------    -----------------    --------    --------
January 25, 2014.................        114,584.00         3.80        4.50
February 25, 2014................        111,728.34         3.80        4.50
March 25, 2014...................        108,942.82         3.80        4.50
April 25, 2014...................        106,225.76         3.80        4.50
May 25, 2014.....................        103,575.48         3.80        4.50
June 25, 2014....................        100,990.34         3.80        4.50
July 25, 2014....................         98,468.78         3.80        4.50
August 25, 2014..................         96,009.25         3.80        4.50
September 25, 2014...............         93,610.22         3.80        4.50
October 25, 2014
and thereafter.............                       0         0.00        0.00

      The Group I Corridor Contract is scheduled to remain in effect up to and including the Distribution Date in September 2018 (the "GROUP I CORRIDOR CONTRACT TERMINATION DATE") and the Group II Corridor Contract is scheduled to remain in effect up to and including the Distribution Date in September 2014 (the "GROUP II CORRIDOR CONTRACT TERMINATION DATE"). The Group I Corridor Contract Termination Date and the Group II Corridor Contract Termination Date are also referred to as the "CORRIDOR CONTRACT TERMINATION DATES" and each a "CORRIDOR CONTRACT TERMINATION DATE."

      Each Corridor Contract will be subject to early termination only in limited circumstances. These circumstances generally include certain insolvency or bankruptcy events in relation to the Corridor Contract Counterparty or the issuing entity, the failure by the Corridor Contract Counterparty (within one business day after notice of the failure is received by the Corridor Contract Counterparty) to make a payment due under the Corridor Contract and the Corridor Contract becoming illegal or subject to certain kinds of taxation.

      In addition to the termination events specified above, it will be a termination event under each Corridor Contract in the event that (A) either (i) the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated below "A2" by Moody's or are rated "A2" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of the Corridor Contract Counterparty are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (B) either (i) the unsecured, short-term debt obligations of the Corridor Contract Counterparty are rated below "A-1" by S&P or (ii) if the Corridor Contract Counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated below "A+" by S&P (such an event a, "COLLATERALIZATION EVENT"), and the Corridor Contract Counterparty does not, within 30 days, (a) cause another entity to replace the Corridor Contract Counterparty that meets or exceeds the Corridor Contract Counterparty Ratings Requirement and that is approved by the trustee on terms substantially similar to the Corridor Contract; (b) post collateral satisfactory to the applicable Rating Agencies; or (c) establish any other arrangement satisfactory to the applicable Rating Agency.

      "CORRIDOR CONTRACT COUNTERPARTY RATINGS REQUIREMENT" means (a) both (i) the unsecured, short-term debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A-1" by S&P and (ii) the unsecured, long-term senior debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A+" by S&P, and (b) both (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its credit support provider) are rated at least "A2" by Moody's (and if rated "A2" by Moody's, such rating is not on watch for possible downgrade) and
(ii) the unsecured, short-term debt obligations of such substitute counterparty (or its credit support provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade),

      It will also be a termination event under each Corridor Contract if the Corridor Contract Counterparty fails to satisfy the following ratings criteria:
(A) the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated at least "BBB-" by S&P, and (B) the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated at least "A3" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of the Corridor Contract Counterparty are rated at least "P-2" by Moody's (including if such rating is on watch for possible downgrade) and the Corridor Contract Counterparty does not, within 10 days, after the occurrence of such a downgrade or withdrawal by S&P or Moody's, as applicable, take the action described in clause (a) above.

      Finally, it will be an additional termination event under each Corridor Contract if the Corridor Contract Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and
Item 1115(b)(1) or (b)(2) of the Asset Backed Securities Regulation, 17 C.F.R. Sec. 229.1100-229.1123 ("Regulation AB") with respect to certain reporting obligations of the depositor with respect to the issuing entity, which continues unremedied for the time period provided in the Corridor Contract, and the Corridor Contract Counterparty fails to transfer the Corridor Contract, at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity and (ii) satisfies any rating requirement set forth in the Corridor Contract.

      If any Corridor Contract is terminated early, the Corridor Contract Counterparty may owe a termination payment, payable in a lump sum. Any termination payment received from the Corridor Contract Counterparty will be paid to the trustee, on behalf of the Supplemental Interest Trust, and will be deposited by the trustee in the Corridor Contract Reserve Fund and applied on future Distribution Dates to pay any Net Rate Carryover and Unpaid Realized Loss Amount on the related classes of certificates, until the applicable Corridor Contract Termination Date. However, if a termination occurs, there can be no assurance that a termination payment will be paid to the trustee, on behalf of the Supplemental Interest Trust.

      The pooling and servicing agreement does not provide for the substitution of a replacement corridor contract in the event of a termination of an existing Corridor Contract or in any other circumstance.

      The significance percentage for each Corridor Contract is less than 10% and in the aggregate, the significance percentage of for all of the Corridor Contracts with the Corridor Contract Counterparty is less than 10%. The "significance percentage" for each Corridor Contract is the percentage that the significance estimate of the Corridor Contract represents of the Class Certificate Balance of the Certificates related to the Corridor Contract. The "significance estimate" of each Corridor Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of the Corridor Contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

      UBS AG and subsidiaries, with headquarters in Zurich, Switzerland and Basel, Switzerland, provide wealth management, global investment banking and securities services on a global basis. UBS AG is incorporated and domiciled in Switzerland and operates under Swiss Company Law and Swiss Federal Banking Law as an Aktiengesellschaft, a corporation that has issued shares of common stock to investors. UBS AG has a long-term rating of "AA+" from S&P and a long-term rating of "Aa2" from Moody's.

      The offered certificates do not represent an obligation of the Corridor Contract Counterparty. The holders of the offered certificates are not parties to or beneficiaries under any Corridor Contract and will not have any right to proceed directly against the Corridor Contract Counterparty in respect of its obligations under any Corridor Contract.

      Each Corridor Contract will be filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K after the closing date.

PRINCIPAL

      The "PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Aggregate Loan Group and Distribution Date, is the excess, if any, of:

            (i) the aggregate Class Certificate Balance of the certificates (other than the notional amount certificates) related to such Aggregate Loan Group immediately prior to such Distribution Date, over

            (ii) the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans in that Aggregate Loan Group as of the Due Date occurring in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period), over (b) the Group I Overcollateralization Target Amount or the Group II Overcollateralization Target Amount, as the case may be, for such Distribution Date.

      The "GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount for Aggregate Loan Group I and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1 and Loan Group 2 for that Distribution Date.

      The "GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount for Aggregate Loan Group I and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1 and Loan Group 2 for that Distribution Date.

      "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor, (ii) prepayments of principal and the principal portion of liquidation proceeds received with respect to that Mortgage Loan through the last day of the related Prepayment Period and (iii) any Deferred Interest added to the principal balance of that Mortgage Loan pursuant to the terms of the related mortgage note on or prior to that Due Date. The Stated Principal Balance of a Liquidated Mortgage Loan is zero. The "POOL PRINCIPAL BALANCE" equals the aggregate of the Stated Principal Balances of the Mortgage Loans.

      "PREPAYMENT PERIOD" means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from February 1, 2006) through the fifteenth day of the calendar month in which the Distribution Date occurs.

      "GROUP I SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

      (1) the aggregate Class Certificate Balance of the Group I Senior Certificates (other than the notional amount certificates) immediately prior to such Distribution Date, over

      (2) the lesser of (A) the product of (i) (x) 77.3498601359% on any Distribution Date on or after the Group I Stepdown Date and prior to the Distribution Date in March 2012 or (y) 81.8798881087% on any Distribution Date on or after the Group I Stepdown Date and on or after the Distribution Date in March 2012 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the Group I OC Floor.

      The "GROUP 1 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Group I Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1 and Loan Group 2 for that Distribution Date.

      The "GROUP 2 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Group I Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1 and Loan Group 2 for that Distribution Date.

      "GROUP II SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

      (1) the aggregate Class Certificate Balance of the Group II Senior Certificates immediately prior to such Distribution Date, over

      (2) the lesser of (A) the product of (i) (x) 68.4185688244% on any Distribution Date on or after the Group II Stepdown Date and prior to the Distribution Date in March 2012 and (y) 74.7348550595% on any Distribution Date on or after the Distribution Date in March 2012 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the Group II OC Floor.

      "GROUP I SUBORDINATED CLASS PRINCIPAL DISTRIBUTION AMOUNT" for any class of Group I Subordinated Certificates and Distribution Date will equal the excess of:

      (1)   the sum of:

            (a) the aggregate Class Certificate Balance of the Group I Senior Certificates (other than the notional amount certificates) (after taking into account the distribution of the Group I Senior Principal Distribution Amount for such Distribution
                  Date),

            (b) the aggregate Class Certificate Balance of any class(es) of Group I Subordinated Certificates that are senior to the subject class (in each case, after taking into account the distribution of the applicable Group I Subordinated Class Principal Distribution Amount(s) for such more senior class(es) of certificates for such Distribution Date), and

            (c) the Class Certificate Balance of such class of Group I Subordinated Certificates immediately prior to such Distribution Date, over

      (2) the lesser of (a) the product of (x) 100% minus the applicable Stepdown Target Subordination Percentage for the subject class of Group I Subordinated Certificates for that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the Group I OC Floor;

provided, however, that if such class of Group I Subordinated Certificates is the only class of Group I Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount for Aggregate Loan Group I until its Class Certificate Balance is reduced to zero.

      "GROUP II SUBORDINATED CLASS PRINCIPAL DISTRIBUTION AMOUNT" for any class of Group II Subordinated Certificates and Distribution Date will equal the excess of:

      (1)   the sum of:

            (a) the aggregate Class Certificate Balance of the Group II Senior Certificates (after taking into account the distribution of the Group II Senior Principal Distribution Amount for such Distribution Date),

            (b) the aggregate Class Certificate Balance of any class(es) of Group II Subordinated Certificates that are senior to the subject class (in each case, after taking into account the distribution of the applicable Group II Subordinated Class Principal Distribution Amount(s) for such more senior class(es) of Certificates for such Distribution Date), and

            (c) the Class Certificate Balance of such class of Group II Subordinated Certificates immediately prior to such Distribution Date, over

      (2) the lesser of (a) the product of (x) 100% minus the applicable Stepdown Target Subordination Percentage for the subject class of Group II Subordinated Certificates for that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the Group II OC Floor;

provided, however, that if such class of Group II Subordinated Certificates is the only class of Group II Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount for Aggregate Loan Group II until its Class Certificate Balance is reduced to zero.

      The "INITIAL TARGET SUBORDINATION PERCENTAGE" and "STEPDOWN TARGET SUBORDINATION PERCENTAGE" for each class of subordinated certificates will equal the respective percentages indicated in the following table:

                                Initial Target    Stepdown Target    Stepdown Target
                                Subordination      Subordination      Subordination
                                  Percentage       Percentage (1)    Percentage  (2)
                                --------------    ---------------    ---------------
Class I-M-1.................    6.2000644354%     15.5001610886%     12.4001288709%
Class I-M-2.................    4.4519882686%     11.1299706716%      8.9039765373%
Class I-M-3.................    3.6976379655%      9.2440949138%      7.3952759311%
Class I-M-4.................    2.3013980424%      5.7534951061%      4.6027960849%
Class I-M-5.................    1.8000842763%      4.5002106908%      3.6001685527%
Class I-M-6.................    0.9999917361%      2.4999793403%      1.9999834723%
Class I-M-7.................    0.5000000000%      1.2500000000%      1.0000000000%
Class II-M-1................    6.0247592200%     15.0618980500%     12.0495184400%
Class II-M-2................    3.4502865251%      8.6257163127%      6.9005730502%
Class II-M-3................    2.7903929493%      6.9759823732%      5.5807858985%
Class II-M-4................    2.3300315757%      5.8250789393%      4.6600631515%
Class II-M-5................    1.7200210505%      4.3000526262%      3.4400421010%
Class II-M-6................    1.2101993641%      3.0254984103%      2.4203987282%
Class II-M-7................    0.5000000000%      1.2500000000%      1.0000000000%

----------
(1) For any Distribution Date occurring on or after the Distribution Date occurring in March 2009 and prior to the Distribution Date occurring in March 2012.

(2) For any Distribution Date occurring on or after the Distribution Date occurring in March 2012.

      The Initial Target Subordination Percentages will not be used to calculate distributions on the subordinated certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the subordinated certificates and the related overcollateralization amount. The Initial Target Subordination Percentage for any class of subordinated certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate initial Class Certificate Balance of any class(es) of certificates subordinate to the subject class plus the initial related Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the cut-off date.

      "GROUP I OC FLOOR" means an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I as of the cut-off date.

      "GROUP I OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (a) prior to the Group I Stepdown Date, an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I as of the cut-off date and (b) on or after the Group I Stepdown Date, the greater of (i) (x) for any Distribution Date on or after the Group I Stepdown Date but prior to the Distribution Date in March 2012, an amount equal to 1.25% of the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (y) for any Distribution Date on or after the Group I Stepdown Date and on or after the Distribution Date in March 2012, an amount equal to 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the Group I OC Floor;

      provided, however, that if a Group I Trigger Event is in effect on any Distribution Date, the Group I Overcollateralization Target Amount will be the Group I Overcollateralization Target Amount as in effect for the prior Distribution Date.

      "GROUP I STEPDOWN DATE" is the earlier to occur of:

            (1) the Distribution Date on which the aggregate Class Certificate Balance of the Group I Senior Certificates (other than the notional amount certificates) is reduced to zero, and

            (2) the later to occur of (x) the Distribution Date in March 2009 and (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) over the aggregate Class Certificate Balance of the Group I Senior Certificates (other than the notional amount certificates) immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I as of the Due Date in the month of the current Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) is greater than or equal to (a) 22.6501398641% on any Distribution Date prior to the Distribution Date in March 2012 and (b) 18.1201118913% on any Distribution Date on or after the Distribution Date in March 2012.

      A "GROUP I TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Group I Stepdown Date if either a Group I Delinquency Trigger Event is in effect with respect to that Distribution Date or a Group I Cumulative Loss Trigger Event is in effect with respect to that Distribution Date.

      A "GROUP I DELINQUENCY TRIGGER EVENT" is in effect with respect to a Distribution Date on or after the Group I Stepdown Date if the Rolling Sixty Day Delinquency Rate for the outstanding Mortgage Loans in Aggregate Loan Group I equals or exceeds the product of (i) 33.00% and the Group I Senior Enhancement Percentage for any Distribution Date prior to the Distribution Date in March 2011 and (ii) 38.60% and the Group I Senior Enhancement Percentage for any Distribution Date on or after the Distribution Date in March 2011.

      The "GROUP I SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Group I Stepdown Date is equal to a fraction (expressed as a percentage) of:

            (1)   the numerator of which is the excess of:

                  (a) the aggregate Stated Principal Balance of the Mortgage
            Loans in Aggregate Loan Group I for the preceding Distribution Date over

                  (b) (i) before the aggregate Class Certificate Balance of the
            Group I Senior Certificates (other than the notional amount certificates) has been reduced to zero, the aggregate Class Certificate Balance of the Group I Senior Certificates (other than the notional amount certificates), or (ii) after such time, the Class Certificate Balance of the most senior class of Group I Subordinated Certificates outstanding, as of the Business Day immediately preceding the Distribution Date in the calendar month prior to the month of such Distribution Date, and

            (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I for the preceding Distribution Date.

      A "GROUP I CUMULATIVE LOSS TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Group I Stepdown Date if the aggregate amount of Realized Losses on the Mortgage Loans in Aggregate Loan Group I from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries related to Aggregate Loan Group I received from the cut-off date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I, as set forth below:

DISTRIBUTION DATE                    PERCENTAGE
-----------------------------------  ------------------------------------------
March 2008 - February 2009.........  0.20% with respect to March 2008, plus an additional 1/12th of 0.30% for each month
                                          thereafter through February 2009

March 2009 - February 2010.........  0.50% with respect to March 2009, plus an additional 1/12th of 0.35% for each month
                                          thereafter through February 2010

March 2010 - February 2011.........  0.85% with respect to March 2010, plus an additional 1/12th of 0.40% for each month
                                          thereafter through February 2011

March 2011 - February 2012.........  1.25% with respect to March 2011, plus an additional 1/12th of 0.45% for each month
                                          thereafter through February 2012

March 2012 - February 2013.........  1.70% with respect to March 2012, plus an additional 1/12th of 0.15% for each month
                                          thereafter through February 2013

March 2013 and thereafter..........  1.85%

      "GROUP II OC FLOOR" means an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II as of the cut-off date.

      "GROUP II OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (a) prior to the Group II Stepdown Date, an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II as of the cut-off date and (b) on or after the Group II Stepdown Date, the greater of (i) (x) for any Distribution Date on or after the Group II Stepdown Date but prior to the Distribution Date in March 2012, an amount equal to 1.25% of the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (y) for any Distribution Date on or after the Group II Stepdown Date and on or after the Distribution Date in March 2012, an amount equal to 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the Group II OC Floor;

provided, however, that if a Group II Trigger Event is in effect on any Distribution Date, the Group II Overcollateralization Target Amount will be the Group II Overcollateralization Target Amount as in effect for the prior Distribution Date.

      "GROUP II STEPDOWN DATE" is the earlier to occur of:

            (1) the Distribution Date on which the aggregate Class Certificate Balance of the Group II Senior Certificates is reduced to zero, and

            (2) the later to occur of (x) the Distribution Date in March 2009 and (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) over the aggregate Class Certificate Balance of the Group II Senior Certificates immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II as of the Due Date in the month of the current Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) is greater than or equal to (a) 31.5814311756% on any Distribution Date prior to the Distribution Date in March 2012 and (b) 25.2651449405% on any Distribution Date on or after the Distribution Date in March 2012.

      A "GROUP II TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Group II Stepdown Date if either a Group II Delinquency Trigger Event is in effect with respect to that Distribution Date or a Group II Cumulative Loss Trigger Event is in effect with respect to that Distribution Date.

      A "GROUP II DELINQUENCY TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Group II Stepdown Date if the Rolling Sixty Day Delinquency Rate for the outstanding Mortgage Loans in Loan Group II equals or exceeds the product of (i) 23.75% and the Group II Senior Enhancement Percentage for any Distribution Date prior to the Distribution Date in March 2011 and (ii) 27.70% and the Group II Senior Enhancement Percentage for any Distribution Date on or after the Distribution Date in March 2011.

      The "GROUP II SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Group II Stepdown Date is equal to a fraction (expressed as a percentage) of:

            (1)   the numerator of which is the excess of:

                  (a) the aggregate Stated Principal Balance of the Mortgage
            Loans in Aggregate Loan Group II for the preceding Distribution Date over

                  (b) (i) before the aggregate Class Certificate Balance of the
            Group II Senior Certificates has been reduced to zero, the aggregate Class Certificate Balance of the Group II Senior Certificates, or
            (ii) after such time, the Class Certificate Balance of the most senior class of Group II Subordinated Certificates outstanding, as of the Business Day immediately preceding the Distribution Date in the calendar month prior to the month of such Distribution Date, and

            (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II for the preceding Distribution Date.

      A "GROUP II CUMULATIVE LOSS TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Group II Stepdown Date if the aggregate amount of Realized Losses on the Mortgage Loans in Aggregate Loan Group II from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries related to Aggregate Loan Group II received from the cut-off date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II, as set forth below:

DISTRIBUTION DATE                    PERCENTAGE
-----------------------------------  ------------------------------------------
March 2008 - February 2009.........  0.25% with respect to March 2008, plus an additional 1/12th of 0.30% for each month
                                          thereafter through February 2009

March 2009 - February 2010.........  0.55% with respect to March 2009, plus an additional 1/12th of 0.40% for each month
                                          thereafter through February 2010

March 2010 - February 2011.........  0.95% with respect to March 2010, plus an additional 1/12th of 0.45% for each month
                                          thereafter through February 2011

March 2011 - February 2012.........  1.40% with respect to March 2011, plus an additional 1/12th of 0.50% for each month
                                          thereafter through February 2012

March 2012 - February 2013.........  1.90% with respect to March 2012, plus an additional 1/12th of 0.20% for each month
                                          thereafter through February 2013

March 2013 and thereafter..........  2.10%

      "UNPAID REALIZED LOSS AMOUNT" means for any class of certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that class.

      The "ROLLING SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Group I Stepdown Date or the Group II Stepdown Date, as applicable, and any Aggregate Loan Group, is the average of the Sixty-Day Delinquency Rates for such Aggregate Loan Group and Distribution Date and the two immediately preceding Distribution Dates.

      The "SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Group I Stepdown Date or the Group II Stepdown Date, as applicable, and any Aggregate Loan Group, is a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for such Distribution Date of all Mortgage Loans in such Aggregate Loan Group that were 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans in such Aggregate Loan Group as of the related Due Date (after giving effect to principal prepayments, the principal portion of any liquidation proceeds and any Subsequent Recoveries received in the related Prepayment Period).

      A "REALIZED LOSS" with respect to any Distribution Date and any defaulted Mortgage Loan, is the excess of the Stated Principal Balance of such defaulted Mortgage Loan over the liquidation proceeds allocated to principal that have been received with respect to such Mortgage Loan on or at any time prior to the Due Date after such Mortgage Loan has been liquidated.

      "SUBSEQUENT RECOVERIES" are unexpected recoveries received after the determination by the master servicer that it has received all proceeds it expects to receive, with respect to the liquidation of a Mortgage Loan that resulted in a Realized Loss (other than the amount of such net recoveries representing any profit realized by the master servicer in connection with the liquidation of any Mortgage Loan and net of reimbursable expenses) in a month prior to the month of the receipt of such recoveries.

      "UNPAID REALIZED LOSS AMOUNT" means for any class of certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that class.

RESIDUAL CERTIFICATES

      The Class A-R Certificates do not bear interest. The Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Class Certificate Balance will equal zero. The Class A-R Certificates will remain outstanding for so long as the trust fund will exist. In addition to the distribution of principal on the first Distribution Date, on each Distribution Date the holders of the Class A-R Certificates will be entitled to receive certain additional distributions as provided in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for such distribution to the Class A-R Certificates.

OVERCOLLATERALIZATION PROVISIONS

      The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans in an Aggregate Loan Group is generally expected to be higher than the weighted average of the Pass-Through Rates on the related classes of certificates. As a result, interest collections on the Mortgage Loans in an Aggregate Loan Group net of Deferred Interest are expected to be generated in excess of the amount of interest payable to the holders of the related certificates and the related fees and expenses payable by the trust fund. The excess cashflow with respect to Aggregate Loan Group I and the excess cashflow with respect to Aggregate Loan Group II, as applicable, if any, will be applied on each Distribution Date as a payment of principal on the related classes of certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.

DISTRIBUTION OF AVAILABLE FUNDS FOR LOAN GROUP 1 AND LOAN GROUP 2

      On each Distribution Date, the aggregate Available Funds for Loan Group 1 and Loan Group 2 will be distributed in the following amounts and order of priority:

            (1) to the related Final Maturity Reserve Fund, the Required Deposit, if any, for such Distribution Date;

            (2) to the Class X Certificates, the Current Interest and the Interest Carry Forward Amount for such class and such Distribution Date;

            (3) concurrently, to the classes of Group I Senior Certificates (other than the notional amount certificates), pro rata, the Current Interest and the Interest Carry Forward Amount for each such class and such Distribution Date;

            (4) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, the Current Interest for each such class and such Distribution Date;

            (5) (A) for each Distribution Date prior to the Group I Stepdown Date or on which a Group I Trigger Event is in effect in the following order of priority:

                  (1) concurrently, to the following classes of certificates, pro rata on the basis of the related Principal Distribution Amount:

                        (a) in an amount up to the Group 1 Principal
                  Distribution Amount for such Distribution Date, sequentially:


                              (i) to the Class A-R Certificates, until its Class
                        Certificate Balance is reduced to zero, and


                              (ii) concurrently, to the Class 1-A-1, Class 1-A-2
                        and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;


                              (iii) concurrently, to the Class 2-A-1, Class
                        2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                        (b) in an amount up to the Group 2 Principal
                  Distribution Amount for such Distribution Date, sequentially:


                              (i) concurrently, to the Class 2-A-1, Class 2-A-2
                        and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and


                              (ii) concurrently, to the Class 1-A-1, Class 1-A-2
                        and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (2) sequentially, to the Class I-M-1, Class I-M-2, Class
            I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

            (B) on each Distribution Date on or after the Group I Stepdown Date so long as a Group I Trigger Event is not in effect, in the following order of priority:

                  (1) concurrently, to the following classes of certificates, pro rata on the basis of the related Senior Principal Distribution
            Amount:

                        (a) in an amount up to the Group 1 Senior Principal
                  Distribution Amount for such Distribution Date, sequentially:


                              (i) concurrently, to the Class 1-A-1, Class 1-A-2
                        and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and


                              (ii) concurrently, to the Class 2-A-1, Class 2-A-2
                        and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                        (b) in an amount up to the Group 2 Senior Principal
                  Distribution Amount for such Distribution Date, sequentially:


                              (i) concurrently, to the Class 2-A-1, Class 2-A-2
                        and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and


                              (ii) concurrently, to the Class 1-A-1, Class 1-A-2
                        and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (2) sequentially, to the Class I-M-1, Class I-M-2, Class
            I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

      (6) on each Distribution Date after the Distribution Date in April 2036, in the following order of priority:

                  (1) concurrently, to the Group I Senior Certificates (other than the notional amount certificates), pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (2) sequentially, to the Class I-M-1, Class I-M-2, Class
            I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

            (7) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, the Interest Carry Forward Amount for each such class and such Distribution Date;

            (8) concurrently, pro rata based on the aggregate Unpaid Realized Loss Amount for the senior certificates (other than the notional amount certificates) related to Loan Group 1 and Loan Group 2:

                  (a) in an amount equal to the aggregate Unpaid Realized Loss
            Amount for the senior certificates related to Loan Group 1, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class, and

                  (b) in an amount equal to the aggregate Unpaid Realized Loss
            Amount for the senior certificates (other than the notional amount certificates) related to Loan Group 2, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

            (9) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, in an amount equal to the amount of Unpaid Realized Loss Amount for each such class;

            (10) concurrently, to the classes of Group I Senior Certificates (other than the notional amount certificates), pro rata, in an amount equal to the amount of Net Rate Carryover for each such class;

            (11) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, in an amount equal to the amount of Net Rate Carryover for each such class; and

            (12) to the Class I-C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

DISTRIBUTION OF AVAILABLE FUNDS FOR LOAN GROUP 3

      On each Distribution Date, the Available Funds with respect to Loan Group 3 will be distributed in the following amounts and order of priority:

            (1) to the related Final Maturity Reserve Fund, the Required Deposit, if any, for such Distribution Date;

            (2) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, the Current Interest and Interest Carry Forward Amount for each such class and such Distribution Date;

            (3) sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, the Current Interest for each such class and such Distribution Date;

            (4) (A) for each Distribution Date prior to the Group II Stepdown Date or on which a Group II Trigger Event is in effect in an amount up to the Principal Distribution Amount for Aggregate Loan Group II for such Distribution Date, sequentially:

                  (i) concurrently, to the Class 3-A-1, Class 3-A-2 and Class
            3-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (ii) sequentially, to the Class II-M-1, Class II-M-2, Class
            II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

                  (B) on each Distribution Date on or after the Group II
            Stepdown Date so long as a Group II Trigger Event is not in effect, sequentially:

                        (i) concurrently, to the Class 3-A-1, Class 3-A-2 and
                  Class 3-A-3 Certificates, pro rata, in an amount up to the Group II Senior Principal Distribution Amount, until their Class Certificate Balances are reduced to zero; and

                        (ii) sequentially, to the Class II-M-1, Class II-M-2,
                  Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, in an amount up to the Group II Subordinated Class Principal Distribution Amount for each such class, until their respective Class Certificate Balances are reduced to zero;

            (5) on each Distribution Date after the Distribution Date in April 2036, in the following order of priority:

                  (1) concurrently, to the Group II Senior Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (2) sequentially, to the Class II-M-1, Class II-M-2, Class
            II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

            (6) sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, the Interest Carry Forward Amount for each such class and such Distribution Date;

            (7) sequentially, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, in that order, in an amount equal to the amount of Unpaid Realized Loss Amount for each such class;

            (8) sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, in an amount equal to the amount of Unpaid Realized Loss Amount for each such class;

            (9) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, in an amount equal to the amount of Net Rate Carryover for each such class;

            (10) sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, in an amount equal to the amount of Net Rate Carryover for each such class; and

            (11) to the Class II-C and Class A-R Certificates, in the amount specified in the pooling and servicing agreement.

CALCULATION OF ONE-MONTH LIBOR

      On the second LIBOR Business Day preceding the commencement of each Accrual Period for the LIBOR Certificates (each such date, an "INTEREST DETERMINATION DATE"), the Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for such Accrual Period on the basis of such rate as it is quoted on the Bloomberg Terminal for that Interest Determination Date. If such rate is not quoted on the Bloomberg terminal (or such other service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate as defined in this free writing prospectus. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period. The "REFERENCE BANK RATE" with respect to any Accrual Period, means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.0125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period. As used in this section, "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and "REFERENCE BANKS" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

            (1)   with an established place of business in London,

            (2)   which have been designated as such by the Trustee and

            (3) which are not controlling, controlled by, or under common control with, the Depositor, Countrywide Servicing or any successor Master Servicer.

      The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the LIBOR Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

CARRYOVER RESERVE FUND

      The pooling and servicing agreement establishes an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the trustee on behalf of the holders of the offered certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Carryover Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.

      In addition to the $1,000 deposit described in the second preceding paragraph, on the closing date the depositor shall cause to be deposited in the Carryover Reserve Fund an amount that is expected to be sufficient to cover any Net Rate Carryover on the LIBOR Certificates (other than the Class X Certificates) with respect to the first Distribution Date. On the first Distribution Date, such amount will be distributed, sequentially, as follows:

   - first to all of the classes of senior certificates, pro rata, based upon the amount of any Net Rate Carryover with respect to each such class of certificates, and

   - second, sequentially, to all of the classes of subordinated certificates, beginning with the class of subordinated certificates with the highest distribution priority in each loan group, in each case based upon the amount of any Net Rate Carryover with respect to each such class of certificates.

Any such amount deposited by the depositor as described in the first sentence of this paragraph that remains after payment of any Net Rate Carryover to the certificates on the first Distribution Date will be distributed to UBS Securities LLC and will not be available to cover any Net Rate Carryover on subsequent Distribution Dates.

CORRIDOR CONTRACT RESERVE FUND

      The pooling and servicing agreement will require the trustee to establish an account (the "CORRIDOR CONTRACT RESERVE FUND"), which will be held in trust in the Supplemental Interest Trust by the trustee, as trustee of the Supplemental Interest Trust, on behalf of the holders of the LIBOR Certificates (other than the Class X Certificates). On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Corridor Contract Reserve Fund. The Corridor Contract Reserve Fund will not be an asset of the issuing entity or of any REMIC.

      On each Distribution Date, the trustee will deposit in the Corridor Contract Reserve Fund any amounts received in respect of each Corridor Contract for the related Accrual Period. On each Distribution Date, such amounts received in respect of a Corridor Contract will be distributed to the related classes of certificates to the extent necessary and to the extent not previously distributed, as follows:

      - from amounts received under the Group I Corridor Contract, with respect to the Group I Certificates, sequentially as follows:

            (1) concurrently, pro rata based on the aggregate Unpaid Realized Loss Amount for the senior certificates (other than the Class X Certificates) related to Loan Group 1 and Loan Group 2:

                  (a) in an amount equal to the aggregate Unpaid Realized Loss Amount for the senior certificates related to Loan Group 1, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class, and

                  (b) in an amount equal to the aggregate Unpaid Realized Loss Amount for the senior certificates (other than the Class X Certificates) related to Loan Group 2, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;;

            (2) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, in an amount equal to the amount of any remaining Unpaid Realized Loss Amount for each such class;

            (3) concurrently, to the classes of Group I Senior Certificates, pro rata, in an amount equal to the amount of any remaining Net Rate Carryover for each such class;

            (4) sequentially, to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6 and Class I-M-7 Certificates, in that order, in an amount equal to the amount of any remaining Net Rate Carryover for each such class; and

            (5) to the Class I-C Certificates, in the amount specified in the pooling and servicing agreement.

      - from amounts received under the Group II Corridor Contract, with respect to the Group II Certificates, sequentially as follows:

            (1) sequentially, to the Class 3-A-1, Class 3-A-2, Class 3-A-3, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, in an amount equal to the amount of any remaining Unpaid Realized Loss Amount for each such class;

            (2) concurrently, to the classes of Group II Senior Certificates, pro rata, in an amount equal to the amount of any remaining Net Rate Carryover for each such class;

            (3) sequentially, to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 Certificates, in that order, in an amount equal to the amount of any remaining Net Rate Carryover for each such class; and

            (4) to the Class II-C Certificates, in the amount specified in the pooling and servicing agreement.

FINAL MATURITY RESERVE FUNDS

      The trustee, on behalf of the Supplemental Interest Trust, will establish and maintain two accounts (each a "FINAL MATURITY RESERVE FUND"), on behalf of the holders of the offered certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in each Final Maturity Reserve Fund. The Final Maturity Reserve Funds will not be assets of the issuing entity or of any REMIC.

      On each Distribution Date beginning on the Distribution Date in February 2016 up to and including the related Final Maturity Reserve Funding Date, if the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years in an Aggregate Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due
Date) is greater than the amount specified in the 10 CPR column of the following table for such Aggregate Loan Group and Distribution Date, an amount equal to the product of (i) the Group I Final Maturity Reserve Rate or the Group II Final Maturity Reserve Rate, as applicable, (ii) with respect to Aggregate Loan Group I, the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) and with respect to Aggregate Loan Group II, the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and (iii) one-twelfth, will be deposited in the related Final Maturity Reserve Fund until the amount on deposit in the Final Maturity Reserve Fund for such Aggregate Loan Group is equal to the related Final Maturity Reserve Fund Cap (the "REQUIRED DEPOSIT").

                        GROUP I 40-YEAR COLLATERAL TABLE

  DISTRIBUTION DATE      10 CPR ($)         5 CPR ($)
-------------------     -------------     --------------
February 25, 2016....   62,737,572.13     116,151,493.88
March 25, 2016.......   62,161,249.39     115,604,192.55
April 25, 2016.......   61,589,979.18     115,059,018.52
May 25, 2016.........   61,023,717.31     114,515,961.89
June 25, 2016........   60,462,420.01     113,975,012.80
July 25, 2016........   59,906,043.86     113,436,161.42
August 25, 2016......   59,354,545.84     112,899,397.97
September 25, 2016...   58,807,883.31     112,364,712.71
October 25, 2016.....   58,266,013.97     111,832,095.92
November 25, 2016....   57,728,895.93     111,301,537.95
December 25, 2016....   57,196,487.64     110,773,029.14
January 25, 2017.....   56,668,747.92     110,246,559.93
February 25, 2017....   56,145,635.96     109,722,120.73
March 25, 2017.......   55,627,111.30     109,199,702.05
April 25, 2017.......   55,113,133.81     108,679,294.38
May 25, 2017.........   54,603,663.76     108,160,888.30
June 25, 2017........   54,098,661.73     107,644,474.39
July 25, 2017........   53,598,088.65     107,130,043.28
August 25, 2017......   53,101,905.81     106,617,585.63
September 25, 2017...   52,610,074.80     106,107,092.15
October 25, 2017.....   52,122,557.59     105,598,553.57
November 25, 2017....   51,639,316.47     105,091,960.66
December 25, 2017....   51,160,314.03     104,587,304.25
January 25, 2018.....   50,685,513.22     104,084,575.16
February 25, 2018....   50,214,877.31     103,583,764.29
March 25, 2018.......   49,748,369.87     103,084,862.54
April 25, 2018.......   49,285,954.82     102,587,860.86
May 25, 2018.........   48,827,596.37     102,092,750.25
June 25, 2018........   48,373,259.05     101,599,521.73
July 25, 2018........   47,922,907.70     101,108,166.34
August 25, 2018......   47,476,507.47     100,618,675.18
September 25, 2018...   47,034,023.82     100,131,039.37
October 25, 2018.....   46,595,422.50      99,645,250.08
November 25, 2018....   46,160,669.56      99,161,298.48
December 25, 2018....   45,729,731.36      98,679,175.82
January 25, 2019.....   45,302,574.54      98,198,873.34
February 25, 2019....   44,879,166.04      97,720,382.34
March 25, 2019.......   44,459,473.09      97,243,694.16
April 25, 2019.......   44,043,463.19      96,768,800.14
May 25, 2019.........   43,631,104.15      96,295,691.68
June 25, 2019........   43,222,364.05      95,824,360.21
July 25, 2019........   42,817,211.23      95,354,797.18
August 25, 2019......   42,415,614.34      94,886,994.09
September 25, 2019...   42,017,542.27      94,420,942.46
October 25, 2019.....   41,622,964.23      93,956,633.84
November 25, 2019....   41,231,849.64      93,494,059.83

  DISTRIBUTION DATE      10 CPR ($)         5 CPR ($)
-------------------     -------------     --------------
December 25, 2019....   40,844,168.23     93,033,212.05
January 25, 2020.....   40,459,889.98     92,574,082.14
February 25, 2020....   40,078,985.13     92,116,661.78
March 25, 2020.......   39,701,424.19     91,660,942.71
April 25, 2020.......   39,327,177.92     91,206,916.65
May 25, 2020.........   38,956,217.33     90,754,575.39
June 25, 2020........   38,588,513.69     90,303,910.74
July 25, 2020........   38,224,038.53     89,854,914.53
August 25, 2020......   37,862,763.62     89,407,578.64
September 25, 2020...   37,504,660.98     88,961,894.97
October 25, 2020.....   37,149,702.86     88,517,855.44
November 25, 2020....   36,797,861.77     88,075,452.03
December 25, 2020....   36,449,110.46     87,634,676.72
January 25, 2021.....   36,103,421.90     87,195,521.53
February 25, 2021....   35,760,769.32     86,757,978.52
March 25, 2021.......   35,421,126.18     86,322,039.78
April 25, 2021.......   35,084,466.15     85,887,697.40
May 25, 2021.........   34,750,763.15     85,454,943.53
June 25, 2021........   34,419,991.33     85,023,770.34
July 25, 2021........   34,092,125.05     84,594,170.03
August 25, 2021......   33,767,138.91     84,166,134.83
September 25, 2021...   33,445,007.73     83,739,656.99
October 25, 2021.....   33,125,706.53     83,314,728.81
November 25, 2021....   32,809,210.58     82,891,342.60
December 25, 2021....   32,495,495.34     82,469,490.69
January 25, 2022.....   32,184,536.51     82,049,165.46
February 25, 2022....   31,876,309.96     81,630,359.32
March 25, 2022.......   31,570,791.83     81,213,064.68
April 25, 2022.......   31,267,958.41     80,797,274.01
May 25, 2022.........   30,967,786.24     80,382,979.79
June 25, 2022........   30,670,252.04     79,970,174.52
July 25, 2022........   30,375,332.75     79,558,850.75
August 25, 2022......   30,083,005.50     79,149,001.05
September 25, 2022...   29,793,247.62     78,740,618.00
October 25, 2022.....   29,506,036.65     78,333,694.23
November 25, 2022....   29,221,350.32     77,928,222.39
December 25, 2022....   28,939,166.55     77,524,195.14
January 25, 2023.....   28,659,463.45     77,121,605.20
February 25, 2023....   28,382,219.34     76,720,445.28
March 25, 2023.......   28,107,412.71     76,320,708.14
April 25, 2023.......   27,835,022.24     75,922,386.57
May 25, 2023.........   27,565,026.81     75,525,473.37
June 25, 2023........   27,297,405.47     75,129,961.36
July 25, 2023........   27,032,137.47     74,735,843.42
August 25, 2023......   26,769,202.22     74,343,112.42
September 25, 2023...   26,508,579.32     73,951,761.28
October 25, 2023.....   26,250,248.56     73,561,782.93
November 25, 2023....   25,994,189.89     73,173,170.33
December 25, 2023....   25,740,383.44     72,785,916.47
January 25, 2024.....   25,488,809.51     72,400,014.35
February 25, 2024....   25,239,448.59     72,015,457.03
March 25, 2024.......   24,992,281.31     71,632,237.55
April 25, 2024.......   24,747,288.50     71,250,349.00
May 25, 2024.........   24,504,451.15     70,869,784.50
June 25, 2024........   24,263,750.39     70,490,537.19
July 25, 2024........   24,025,167.55     70,112,600.21
August 25, 2024......   23,788,684.11     69,735,966.75
September 25, 2024...   23,554,281.70     69,360,630.03
October 25, 2024.....   23,321,942.14     68,986,583.28
November 25, 2024....   23,091,647.36     68,613,819.74
December 25, 2024....   22,863,379.51     68,242,332.71
January 25, 2025.....   22,637,120.85     67,872,115.49
February 25, 2025....   22,412,853.80     67,503,161.40
March 25, 2025.......   22,190,560.96     67,135,463.79
April 25, 2025.......   21,970,225.06     66,769,016.04
May 25, 2025.........   21,751,828.98     66,403,811.55
June 25, 2025........   21,535,355.75     66,039,843.74
July 25, 2025........   21,320,788.58     65,677,106.04
August 25, 2025......   21,108,110.77     65,315,591.93
September 25, 2025...   20,897,305.82     64,955,294.90
October 25, 2025.....   20,688,357.34     64,596,208.46
November 25, 2025....   20,481,249.10     64,238,326.13
December 25, 2025....   20,275,964.99     63,881,641.49
January 25, 2026.....   20,072,489.08     63,526,148.10
February 25, 2026....   19,870,805.55     63,171,839.57
March 25, 2026.......   19,670,898.71     62,818,709.52
April 25, 2026.......   19,472,753.04     62,466,751.59
May 25, 2026.........   19,276,353.12     62,115,959.46
June 25, 2026........   19,081,683.70     61,766,326.81
July 25, 2026........   18,888,729.64     61,417,847.35
August 25, 2026......   18,697,475.93     61,070,514.81
September 25, 2026...   18,507,907.70     60,724,322.95
October 25, 2026.....   18,320,010.22     60,379,265.54
November 25, 2026....   18,133,768.87     60,035,336.37
December 25, 2026....   17,949,169.17     59,692,529.26
January 25, 2027.....   17,766,196.75     59,350,838.05
February 25, 2027....   17,584,837.40     59,010,256.59
March 25, 2027.......   17,405,076.99     58,670,778.77
April 25, 2027.......   17,226,901.55     58,332,398.48
May 25, 2027.........   17,050,297.21     57,995,109.64
June 25, 2027........   16,875,250.23     57,658,906.20
July 25, 2027........   16,701,746.99     57,323,782.11
August 25, 2027......   16,529,773.99     56,989,731.35
September 25, 2027...   16,359,317.85     56,656,747.92
October 25, 2027.....   16,190,365.29     56,324,825.85
November 25, 2027....   16,022,903.17     55,993,959.17
December 25, 2027....   15,856,918.46     55,664,141.95
January 25, 2028.....   15,692,398.22     55,335,368.26
February 25, 2028....   15,529,329.65     55,007,632.19
March 25, 2028.......   15,367,700.06     54,680,927.88
April 25, 2028.......   15,207,496.85     54,355,249.46
May 25, 2028.........   15,048,707.56     54,030,591.08
June 25, 2028........   14,891,319.81     53,706,946.91
July 25, 2028........   14,735,321.34     53,384,311.16
August 25, 2028......   14,580,700.02     53,062,678.04
September 25, 2028...   14,427,443.78     52,742,041.78
October 25, 2028.....   14,275,540.68     52,422,396.63
November 25, 2028....   14,124,978.91     52,103,736.86
December 25, 2028....   13,975,746.71     51,786,056.76
January 25, 2029.....   13,827,832.46     51,469,350.63

  DISTRIBUTION DATE      10 CPR ($)         5 CPR ($)
-------------------     -------------     --------------
February 25, 2029....   13,681,224.64     51,153,612.80
March 25, 2029.......   13,535,911.82     50,838,837.62
April 25, 2029.......   13,391,882.66     50,525,019.43
May 25, 2029.........   13,249,125.94     50,212,152.62
June 25, 2029........   13,107,630.53     49,900,231.60
July 25, 2029........   12,967,385.41     49,589,250.76
August 25, 2029......   12,828,379.62     49,279,204.54
September 25, 2029...   12,690,602.33     48,970,087.40
October 25, 2029.....   12,554,042.79     48,661,893.80
November 25, 2029....   12,418,690.36     48,354,618.22
December 25, 2029....   12,284,534.47     48,048,255.16
January 25, 2030.....   12,151,564.66     47,742,799.15
February 25, 2030....   12,019,770.55     47,438,244.71
March 25, 2030.......   11,889,141.86     47,134,586.40
April 25, 2030.......   11,759,668.38     46,831,818.80
May 25, 2030.........   11,631,340.03     46,529,936.48
June 25, 2030........   11,504,146.77     46,228,934.05
July 25, 2030........   11,378,078.68     45,928,806.12
August 25, 2030......   11,253,125.93     45,629,547.34
September 25, 2030...   11,129,278.74     45,331,152.35
October 25, 2030.....   11,006,527.45     45,033,615.83
November 25, 2030....   10,884,862.47     44,736,932.46
December 25, 2030....   10,764,274.31     44,441,096.93
January 25, 2031.....   10,644,753.53     44,146,103.97
February 25, 2031....   10,526,290.80     43,851,948.30
March 25, 2031.......   10,408,876.87     43,558,624.68
April 25, 2031.......   10,292,502.57     43,266,127.87
May 25, 2031.........   10,177,158.78     42,974,452.65
June 25, 2031........   10,062,836.51     42,683,593.81
July 25, 2031........   9,949,526.81      42,393,546.16
August 25, 2031......   9,837,220.83      42,104,304.53
September 25, 2031...   9,725,909.78      41,815,863.77
October 25, 2031.....   9,615,584.96      41,528,218.72
November 25, 2031....   9,506,237.75      41,241,364.25
December 25, 2031....   9,397,859.58      40,955,295.26
January 25, 2032.....   9,290,441.99      40,670,006.64
February 25, 2032....   9,183,976.56      40,385,493.32
March 25, 2032.......   9,078,454.98      40,101,750.21
April 25, 2032.......   8,973,868.97      39,818,772.27
May 25, 2032.........   8,870,210.35      39,536,554.45
June 25, 2032........   8,767,471.02      39,255,091.72
July 25, 2032........   8,665,642.93      38,974,379.09
August 25, 2032......   8,564,718.10      38,694,411.54
September 25, 2032...   8,464,688.63      38,415,184.10
October 25, 2032.....   8,365,546.69      38,136,691.79
November 25, 2032....   8,267,284.52      37,858,929.66
December 25, 2032....   8,169,894.41      37,581,892.77
January 25, 2033.....   8,073,368.74      37,305,576.19
February 25, 2033....   7,977,699.94      37,029,975.01
March 25, 2033.......   7,882,880.52      36,755,084.32
April 25, 2033.......   7,788,903.04      36,480,899.24
May 25, 2033.........   7,695,760.14      36,207,414.90
June 25, 2033........   7,603,444.51      35,934,626.43
July 25, 2033........   7,511,948.92      35,662,528.98
August 25, 2033......   7,421,266.19      35,391,117.73
September 25, 2033...   7,331,389.21      35,120,387.85
October 25, 2033.....   7,242,310.93      34,850,334.54
November 25, 2033....   7,154,024.36      34,580,953.00
December 25, 2033....   7,066,522.57      34,312,238.44
January 25, 2034.....   6,979,798.69      34,044,186.11
February 25, 2034....   6,893,845.92      33,776,791.24
March 25, 2034.......   6,808,657.51      33,510,049.08
April 25, 2034.......   6,724,226.77      33,243,954.91
May 25, 2034.........   6,640,547.08      32,978,504.01
June 25, 2034........   6,557,611.85      32,713,691.67
July 25, 2034........   6,475,414.58      32,449,513.20
August 25, 2034......   6,393,948.81      32,185,963.91
September 25, 2034...   6,313,208.13      31,923,039.13
October 25, 2034.....   6,233,186.20      31,660,734.21
November 25, 2034....   6,153,876.74      31,399,044.49
December 25, 2034....   6,075,273.50      31,137,965.35
January 25, 2035.....   5,997,370.31      30,877,492.17
February 25, 2035....   5,920,161.03      30,617,620.32
March 25, 2035.......   5,843,639.61      30,358,345.21
April 25, 2035.......   5,767,800.01      30,099,662.25
May 25, 2035.........   5,692,636.27      29,841,566.87
June 25, 2035........   5,618,142.48      29,584,054.50
July 25, 2035........   5,544,312.77      29,327,120.58
August 25, 2035......   5,471,141.33      29,070,760.58
September 25, 2035...   5,398,622.40      28,814,969.96
October 25, 2035.....   5,326,750.27      28,559,744.19
November 25, 2035....   5,255,519.27      28,305,078.78
December 25, 2035....   5,184,923.81      28,050,969.22
January 25, 2036.....   5,114,958.30      27,797,411.02
February 25, 2036....   5,045,617.25      27,544,399.70

                    GROUP II 40-YEAR COLLATERAL TABLE

  DISTRIBUTION DATE       10 CPR ($)           5 CPR ($)
-------------------      -------------       --------------
February 25, 2016....    20,299,436.52       37,504,568.72
March 25, 2016.......    20,112,825.90       37,327,598.08
April 25, 2016.......    19,927,851.35       37,151,314.42
May 25, 2016.........    19,744,498.55       36,975,714.54
June 25, 2016........    19,562,753.33       36,800,795.25
July 25, 2016........    19,382,601.63       36,626,553.37
August 25, 2016......    19,204,029.52       36,452,985.74
September 25, 2016...    19,027,023.19       36,280,089.21
October 25, 2016.....    18,851,568.94       36,107,860.63
November 25, 2016....    18,677,653.22       35,936,296.89
December 25, 2016....    18,505,262.56       35,765,394.87
January 25, 2017.....    18,334,383.64       35,595,151.46
February 25, 2017....    18,165,003.23       35,425,563.59
March 25, 2017.......    17,997,108.23       35,256,628.16

  DISTRIBUTION DATE       10 CPR ($)           5 CPR ($)
-------------------      -------------       --------------
April 25, 2017.......    17,830,685.67       35,088,342.11
May 25, 2017.........    17,665,722.65       34,920,702.39
June 25, 2017........    17,502,206.42       34,753,705.96
July 25, 2017........    17,340,124.34       34,587,349.79
August 25, 2017......    17,179,463.86       34,421,630.85
September 25, 2017...    17,020,212.55       34,256,546.15
October 25, 2017.....    16,862,358.09       34,092,092.68
November 25, 2017....    16,705,888.27       33,928,267.47
December 25, 2017....    16,550,790.98       33,765,067.53
January 25, 2018.....    16,397,054.22       33,602,489.92
February 25, 2018....    16,244,666.10       33,440,531.68
March 25, 2018.......    16,093,614.83       33,279,189.88
April 25, 2018.......    15,943,888.70       33,118,461.58
May 25, 2018.........    15,795,476.15       32,958,343.88
June 25, 2018........    15,648,365.68       32,798,833.87
July 25, 2018........    15,502,545.91       32,639,928.65
August 25, 2018......    15,358,005.55       32,481,625.35
September 25, 2018...    15,214,733.42       32,323,921.10
October 25, 2018.....    15,072,718.43       32,166,813.04
November 25, 2018....    14,931,949.59       32,010,298.32
December 25, 2018....    14,792,415.99       31,854,374.09
January 25, 2019.....    14,654,106.85       31,699,037.55
February 25, 2019....    14,517,011.45       31,544,285.86
March 25, 2019.......    14,381,119.18       31,390,116.23
April 25, 2019.......    14,246,419.52       31,236,525.86
May 25, 2019.........    14,112,902.04       31,083,511.97
June 25, 2019........    13,980,556.42       30,931,071.78
July 25, 2019........    13,849,372.39       30,779,202.53
August 25, 2019......    13,719,339.81       30,627,901.48
September 25, 2019...    13,590,448.60       30,477,165.88
October 25, 2019.....    13,462,688.79       30,326,993.00
November 25, 2019....    13,336,050.49       30,177,380.12
December 25, 2019....    13,210,523.88       30,028,324.52
January 25, 2020.....    13,086,099.25       29,879,823.52
February 25, 2020....    12,962,766.96       29,731,874.42
March 25, 2020.......    12,840,517.46       29,584,474.53
April 25, 2020.......    12,719,341.28       29,437,621.20
May 25, 2020.........    12,599,229.04       29,291,311.76
June 25, 2020........    12,480,171.44       29,145,543.57
July 25, 2020........    12,362,159.24       29,000,313.98
August 25, 2020......    12,245,183.32       28,855,620.36
September 25, 2020...    12,129,234.61       28,711,460.10
October 25, 2020.....    12,014,304.13       28,567,830.59
November 25, 2020....    11,900,382.98       28,424,729.22
December 25, 2020....    11,787,462.32       28,282,153.41
January 25, 2021.....    11,675,533.42       28,140,100.58
February 25, 2021....    11,564,587.59       27,998,568.15
March 25, 2021.......    11,454,616.25       27,857,553.57
April 25, 2021.......    11,345,610.87       27,717,054.28
May 25, 2021.........    11,237,563.01       27,577,067.74
June 25, 2021........    11,130,464.29       27,437,591.43
July 25, 2021........    11,024,306.41       27,298,622.81
August 25, 2021......    10,919,081.16       27,160,159.37
September 25, 2021...    10,814,780.36       27,022,198.61
October 25, 2021.....    10,711,395.94       26,884,738.04
November 25, 2021....    10,608,919.89       26,747,775.16
December 25, 2021....    10,507,344.26       26,611,307.51
January 25, 2022.....    10,406,661.17       26,475,332.61
February 25, 2022....    10,306,862.83       26,339,848.00
March 25, 2022.......    10,207,941.50       26,204,851.24
April 25, 2022.......    10,109,889.51       26,070,339.89
May 25, 2022.........    10,012,699.26       25,936,311.52
June 25, 2022........     9,916,363.20       25,802,763.69
July 25, 2022........     9,820,873.88       25,669,694.01
August 25, 2022......     9,726,223.88       25,537,100.06
September 25, 2022...     9,632,405.88       25,404,979.45
October 25, 2022.....     9,539,412.58       25,273,329.80
November 25, 2022....     9,447,236.79       25,142,148.71
December 25, 2022....     9,355,871.35       25,011,433.84
January 25, 2023.....     9,265,309.18       24,881,182.80
February 25, 2023....     9,175,543.25       24,751,393.26
March 25, 2023.......     9,086,566.60       24,622,062.86
April 25, 2023.......     8,998,372.32       24,493,189.28
May 25, 2023.........     8,910,953.58       24,364,770.18
June 25, 2023........     8,824,303.60       24,236,803.24
July 25, 2023........     8,738,415.64       24,109,286.17
August 25, 2023......     8,653,283.06       23,982,216.64
September 25, 2023...     8,568,899.23       23,855,592.38
October 25, 2023.....     8,485,257.62       23,729,411.10
November 25, 2023....     8,402,351.73       23,603,670.51
December 25, 2023....     8,320,175.14       23,478,368.35
January 25, 2024.....     8,238,721.45       23,353,502.36
February 25, 2024....     8,157,984.36       23,229,070.29
March 25, 2024.......     8,077,957.59       23,105,069.89
April 25, 2024.......     7,998,634.93       22,981,498.92
May 25, 2024.........     7,920,010.23       22,858,355.16
June 25, 2024........     7,842,077.38       22,735,636.39
July 25, 2024........     7,764,830.33       22,613,340.39
August 25, 2024......     7,688,263.08       22,491,464.95
September 25, 2024...     7,612,369.70       22,370,007.89
October 25, 2024.....     7,537,144.27       22,248,967.01
November 25, 2024....     7,462,580.98       22,128,340.13
December 25, 2024....     7,388,674.01       22,008,125.07
January 25, 2025.....     7,315,417.64       21,888,319.67
February 25, 2025....     7,242,806.17       21,768,921.77
March 25, 2025.......     7,170,833.97       21,649,929.22
April 25, 2025.......     7,099,495.45       21,531,339.88
May 25, 2025.........     7,028,785.05       21,413,151.60
June 25, 2025........     6,958,697.29       21,295,362.27
July 25, 2025........     6,889,226.73       21,177,969.75
August 25, 2025......     6,820,367.97       21,060,971.94
September 25, 2025...     6,752,115.65       20,944,366.72
October 25, 2025.....     6,684,464.47       20,828,152.01
November 25, 2025....     6,617,409.17       20,712,325.70
December 25, 2025....     6,550,944.55       20,596,885.71
January 25, 2026.....     6,485,065.44       20,481,829.96
February 25, 2026....     6,419,766.72       20,367,156.39
March 25, 2026.......     6,355,043.30       20,252,862.93
April 25, 2026.......     6,290,890.17       20,138,947.53
May 25, 2026.........     6,227,302.32       20,025,408.12

  DISTRIBUTION DATE       10 CPR ($)           5 CPR ($)
-------------------      -------------       --------------
June 25, 2026........     6,164,274.83       19,912,242.68
July 25, 2026........     6,101,802.78       19,799,449.17
August 25, 2026......     6,039,881.33       19,687,025.55
September 25, 2026...     5,978,505.64       19,574,969.81
October 25, 2026.....     5,917,670.96       19,463,279.93
November 25, 2026....     5,857,372.55       19,351,953.91
December 25, 2026....     5,797,605.72       19,240,989.74
January 25, 2027.....     5,738,365.81       19,130,385.42
February 25, 2027....     5,679,648.23       19,020,138.98
March 25, 2027.......     5,621,448.41       18,910,248.43
April 25, 2027.......     5,563,761.80       18,800,711.79
May 25, 2027.........     5,506,583.94       18,691,527.10
June 25, 2027........     5,449,910.36       18,582,692.39
July 25, 2027........     5,393,736.65       18,474,205.72
August 25, 2027......     5,338,058.45       18,366,065.13
September 25, 2027...     5,282,871.42       18,258,268.68
October 25, 2027.....     5,228,171.27       18,150,814.44
November 25, 2027....     5,173,953.73       18,043,700.48
December 25, 2027....     5,120,214.58       17,936,924.87
January 25, 2028.....     5,066,949.65       17,830,485.70
February 25, 2028....     5,014,154.77       17,724,381.06
March 25, 2028.......     4,961,825.85       17,618,609.05
April 25, 2028.......     4,909,958.81       17,513,167.76
May 25, 2028.........     4,858,549.60       17,408,055.30
June 25, 2028........     4,807,594.22       17,303,269.80
July 25, 2028........     4,757,088.71       17,198,809.37
August 25, 2028......     4,707,029.12       17,094,672.15
September 25, 2028...     4,657,411.56       16,990,856.25
October 25, 2028.....     4,608,232.16       16,887,359.82
November 25, 2028....     4,559,487.08       16,784,181.01
December 25, 2028....     4,511,172.54       16,681,317.97
January 25, 2029.....     4,463,284.76       16,578,768.85
February 25, 2029....     4,415,820.00       16,476,531.82
March 25, 2029.......     4,368,774.58       16,374,605.05
April 25, 2029.......     4,322,144.82       16,272,986.70
May 25, 2029.........     4,275,927.09       16,171,674.97
June 25, 2029........     4,230,117.77       16,070,668.03
July 25, 2029........     4,184,713.31       15,969,964.08
August 25, 2029......     4,139,710.16       15,869,561.32
September 25, 2029...     4,095,104.80       15,769,457.95
October 25, 2029.....     4,050,893.76       15,669,652.17
November 25, 2029....     4,007,073.59       15,570,142.20
December 25, 2029....     3,963,640.87       15,470,926.27
January 25, 2030.....     3,920,592.21       15,372,002.60
February 25, 2030....     3,877,924.25       15,273,369.41
March 25, 2030.......     3,835,633.66       15,175,024.94
April 25, 2030.......     3,793,717.14       15,076,967.45
May 25, 2030.........     3,752,171.41       14,979,195.16
June 25, 2030........     3,710,993.24       14,881,706.34
July 25, 2030........     3,670,179.41       14,784,499.25
August 25, 2030......     3,629,726.73       14,687,572.14
September 25, 2030...     3,589,632.04       14,590,923.29
October 25, 2030.....     3,549,892.22       14,494,550.96
November 25, 2030....     3,510,504.14       14,398,453.44
December 25, 2030....     3,471,464.75       14,302,629.02
January 25, 2031.....     3,432,770.98       14,207,075.97
February 25, 2031....     3,394,419.82       14,111,792.60
March 25, 2031.......     3,356,408.26       14,016,777.21
April 25, 2031.......     3,318,733.35       13,922,028.09
May 25, 2031.........     3,281,392.12       13,827,543.56
June 25, 2031........     3,244,381.66       13,733,321.94
July 25, 2031........     3,207,699.09       13,639,361.53
August 25, 2031......     3,171,341.52       13,545,660.68
September 25, 2031...     3,135,306.12       13,452,217.70
October 25, 2031.....     3,099,590.07       13,359,030.93
November 25, 2031....     3,064,190.57       13,266,098.71
December 25, 2031....     3,029,104.86       13,173,419.38
January 25, 2032.....     2,994,330.18       13,080,991.29
February 25, 2032....     2,959,863.83       12,988,812.80
March 25, 2032.......     2,925,703.09       12,896,882.26
April 25, 2032.......     2,891,845.30       12,805,198.04
May 25, 2032.........     2,858,287.81       12,713,758.50
June 25, 2032........     2,825,027.99       12,622,562.02
July 25, 2032........     2,792,063.23       12,531,606.97
August 25, 2032......     2,759,390.95       12,440,891.73
September 25, 2032...     2,727,008.60       12,350,414.69
October 25, 2032.....     2,694,913.64       12,260,174.25
November 25, 2032....     2,663,103.55       12,170,168.78
December 25, 2032....     2,631,575.83       12,080,396.70
January 25, 2033.....     2,600,328.03       11,990,856.41
February 25, 2033....     2,569,357.69       11,901,546.31
March 25, 2033.......     2,538,662.38       11,812,464.83
April 25, 2033.......     2,508,239.70       11,723,610.37
May 25, 2033.........     2,478,087.26       11,634,981.35
June 25, 2033........     2,448,202.70       11,546,576.21
July 25, 2033........     2,418,583.66       11,458,393.37
August 25, 2033......     2,389,227.84       11,370,431.26
September 25, 2033...     2,360,132.92       11,282,688.33
October 25, 2033.....     2,331,296.63       11,195,163.02
November 25, 2033....     2,302,716.69       11,107,853.77
December 25, 2033....     2,274,390.88       11,020,759.03
January 25, 2034.....     2,246,316.95       10,933,877.27
February 25, 2034....     2,218,492.72       10,847,206.93
March 25, 2034.......     2,190,915.98       10,760,746.48
April 25, 2034.......     2,163,584.59       10,674,494.40
May 25, 2034.........     2,136,496.39       10,588,449.14
June 25, 2034........     2,109,649.25       10,502,609.18
July 25, 2034........     2,083,041.06       10,416,973.01
August 25, 2034......     2,056,669.74       10,331,539.10
September 25, 2034...     2,030,533.20       10,246,305.95
October 25, 2034.....     2,004,629.40       10,161,272.04
November 25, 2034....     1,978,956.30       10,076,435.86
December 25, 2034....     1,953,511.88        9,991,795.92
January 25, 2035.....     1,928,294.14        9,907,350.72
February 25, 2035....     1,903,301.09        9,823,098.76
March 25, 2035.......     1,878,530.77        9,739,038.56
April 25, 2035.......     1,853,981.23        9,655,168.62
May 25, 2035.........     1,829,650.53        9,571,487.47
June 25, 2035........     1,805,536.77        9,487,993.61
July 25, 2035........     1,781,638.04        9,404,685.59

  DISTRIBUTION DATE       10 CPR ($)           5 CPR ($)
-------------------      -------------       --------------
August 25, 2035......     1,757,952.46        9,321,561.92
September 25, 2035...     1,734,478.17        9,238,621.13
October 25, 2035.....     1,711,213.31        9,155,861.77
November 25, 2035....     1,688,156.05        9,073,282.36
December 25, 2035....     1,665,304.59        8,990,881.46
January 25, 2036.....     1,642,657.10        8,908,657.60
February 25, 2036....     1,620,211.82        8,826,609.34



      The "FINAL MATURITY RESERVE FUND CAP" for any Aggregate Loan Group and Distribution Date, is the amount set forth in the following table. If the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years in such Aggregate Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) is greater than or equal to the amount specified in the 10 CPR column of the 40-Year Collateral Table but less than the amount specified in the 5 CPR column of the 40-Year Collateral Table, then the Final Maturity Reserve Cap is equal to the amount specified in the Final Maturity Reserve Fund Cap table under the heading 10 CPR. If the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years in such Aggregate Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) is greater than or equal to the amount specified in the 5 CPR column of the 40-Year Collateral Table, then the Final Maturity Reserve Cap is equal to the amount specified in the Final Maturity Reserve Fund Cap Table under the heading 5 CPR.

                        FINAL MATURITY RESERVE CAP TABLE

  AGGREGATE LOAN GROUP            10 CPR                   5 CPR
  --------------------        -------------            --------------
          I                   $6,018,766.77            $30,494,121.45
         II                   $1,921,535.62            $ 9,735,376.65

      The "FINAL MATURITY RESERVE FUNDING DATE" for an Aggregate Loan Group is the earlier of (i) the Distribution Date on which the amount on deposit in the Final Maturity Reserve Fund is equal to the applicable Final Maturity Funding Cap for that Aggregate Loan Group and (ii) the Last Scheduled Distribution Date.

      The "GROUP I FINAL MATURITY RESERVE RATE" for any Distribution Date beginning on the Distribution Date in February 2016 and ending on the Final Maturity Reserve Funding Date, is equal to:

      (i)0.00% per annum, if the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years in Aggregate Loan Group I is less than the amount specified in the 10 CPR column of the Group I 40-Year Collateral Table for that Distribution Date;

      (ii)0.16% per annum, if the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years in Aggregate Loan Group I is greater than or equal to the amount specified in the 10 CPR column of the Group I 40-Year Collateral Table for that Distribution Date but less than the amount specified in the 5 CPR column of the Group I 40-Year Collateral Table for that Distribution Date; or

      (iii)0.34% per annum, if the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years in Aggregate Loan Group I is greater than or equal to the amount specified in the 5 CPR column of the Group I 40-Year Collateral Table for that Distribution Date.

      The "GROUP II FINAL MATURITY RESERVE RATE" for Aggregate Loan Group II and any Distribution Date beginning on the Distribution Date in February 2016 and ending on the Final Maturity Reserve Funding Date, is equal to:

      (i)0.00% per annum, if the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years in Aggregate Loan Group II is less than the amount specified in the 10 CPR column of the Group II 40-Year Collateral Table for that Distribution Date;

      (ii)0.15% per annum, if the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years in Aggregate Loan Group II is greater than or equal to the amount specified in the 10 CPR column of the Group II 40-Year Collateral Table for that Distribution Date but less than the amount specified in the 5 CPR column of the Group II 40-Year Collateral Table for that Distribution Date; or

      (iii)0.31% per annum, if the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years in Aggregate Loan Group II is greater than or equal to the amount specified in the 5 CPR column of the Group II 40-Year Collateral Table for that Distribution Date.

      If an Aggregate Loan Group is terminated by the master servicer exercising its option on the related Optional Termination Date, any funds on deposit in the Final Maturity Reserve Fund with respect to that Aggregate Loan Group, will be distributed to the related class of Class C Certificates.

      On the Distribution Date in April 2036, after giving effect to the distribution of all Available Funds with respect to an Aggregate Loan Group, if the amount on deposit in the Final Maturity Reserve Fund with respect to that Aggregate Loan Group is greater than or equal to the aggregate Class Certificate Balance of the certificates (other than the notional amount certificates) related to that Aggregate Loan Group, all amounts on deposit in the Final Maturity Reserve Fund with respect to that Aggregate Loan Group will be distributed in the following order of priority:

            (1) concurrently, to the classes of the senior certificates (other than the notional amount certificates) related to that Aggregate Loan Group, pro rata, until their respective Class Certificate Balances are reduced to zero;

            (2) sequentially, to each class of the classes of subordinated certificates related to that Aggregate Loan Group in numerical order, until their respective Class Certificate Balances are reduced to zero;

            (3) concurrently, to the classes of the senior certificates related to that Aggregate Loan Group, pro rata, the remaining Current Interest and the remaining Interest Carry Forward Amount for each such class and such Distribution Date;

            (4) sequentially, to each class of the classes of subordinated certificates related to that Aggregate Loan Group in numerical order, the remaining Current Interest and the remaining Interest Carry Forward Amount for each such class and such Distribution Date;

            (5) concurrently, to the classes of senior certificates related to that Aggregate Loan Group, pro rata based on the remaining Unpaid Realized Loss Amount for each such class, in an amount equal to the remaining Unpaid Realized Loss Amount for each such class; provided, however, that
      (a) any amounts allocable to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates will be allocated sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class, (b) any amounts allocable to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates will be allocated sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class and (c) any amounts allocable to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates will be allocated sequentially, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class;

            (6) sequentially, to each class of the classes of subordinated certificates related to that Aggregate Loan Group in numerical order, in an amount equal to the amount of the remaining Unpaid Realized Loss Amount for each such class;

            (7) concurrently, to the classes of senior certificates (other than the notional amount certificates) related to that Aggregate Loan Group, pro rata, in an amount equal to the amount of the remaining Net Rate Carryover for each such class;

            (8) sequentially, to each class of the classes of subordinated certificates related to that Aggregate Loan Group in numerical order, in an amount equal to the amount of the remaining Net Rate Carryover for each such class; and

            (9) to the class of Class C Certificates related to that Aggregate Loan Group, in the amount specified in the pooling and servicing agreement.

      On each Distribution Date on or after the Distribution Date in April 2036, after giving effect to the distribution of all Available Funds with respect to an Aggregate Loan Group, if the amount on deposit in the Final Maturity Reserve Fund with respect to that Aggregate Loan Group is less than the aggregate Class Certificate Balance of the certificates (other than the notional amount certificates) related to that Aggregate Loan Group, amounts on deposit in the Final Maturity Reserve Fund with respect to that Aggregate Loan Group will be distributed in the following order of priority:

            (1) to the classes of the senior certificates related to that Aggregate Loan Group, until their respective Class Certificate Balances are reduced to zero; provided, however, that the amount on deposit in the Final Maturity Reserve Fund with respect to that Aggregate Loan Group is greater than or equal to the aggregate Class Certificate Balance of the senior certificates (other than the notional amount certificates) related to that Aggregate Loan Group;

            (2) sequentially, to each class of the classes of subordinated certificates related to that Aggregate Loan Group in numerical order, until their respective Class Certificate Balances are reduced to zero; provided, however, that the amount remaining on deposit in the Final Maturity Reserve Fund with respect to that Aggregate Loan Group is greater than or equal to the aggregate Class Certificate Balance of the related class of certificates related to that Aggregate Loan Group and the Class Certificate Balance of all classes of certificates with a higher distribution priority have been reduced to zero; and

            (3) to the class of Class C Certificates related to that Aggregate Loan Group, in the amount specified in the pooling and servicing agreement; provided, however, that all classes of certificates with a higher distribution priority have been reduced to zero.

APPLIED REALIZED LOSS AMOUNTS

      After the credit enhancement provided by excess cashflow and overcollateralization (if any) for an Aggregate Loan Group has been exhausted, collections otherwise payable to the related subordinated classes will comprise the sole source of finds from which credit enhancement is provided to the related senior certificates.

      If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the Group I Certificates (other than the Class X Certificates) exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group I, the amount of such excess will be applied, first, to reduce the Class Certificate Balances of the Class I-M-7, Class I-M-6, Class I-M-5, Class I-M-4, Class I-M-3, Class I-M-2 and Class I-M-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero and, second, pro rata, to the senior certificates related to Loan Group 1 and the senior certificates related to Loan Group 2 (other than the Class X Certificates) (a) to reduce the Class Certificate Balances of the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero and (b) to reduce the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero.

      If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the Group II Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II, the amount of such excess will be applied to reduce the Class Certificate Balances of the Class II-M-7, Class II-M-6, Class II-M-5, Class II-M-4, Class II-M-3, Class II-M-2, Class II-M-1, Class 3-A-3, Class 3-A-2 and Class 3-A-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero. Any such reduction described in this paragraph or the immediately preceding paragraph is an "APPLIED REALIZED LOSS AMOUNT."

      Interest on any class of certificates, the Class Certificate Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above will accrue for the related class of certificates on the Class Certificate Balance as so reduced unless the Class Certificate Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Class Certificate Balance of such class as described in the definition of Class Certificate Balance above.